UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03421

Exact name of registrant as specified in charter:	The Prudential Variable
Contract Account-10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2015

Date of reporting period:	12/31/2015

Item 1 – Reports to Stockholders

The MEDLEY Program

ANNUAL REPORT • DECEMBER 31, 2015

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) (Collectively known as the “Accounts”) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, 655 Broad Street, 19th Floor, Newark, NJ 07102. Both are Prudential Financial companies.

The views expressed in this report and information about the Accounts’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Please note that this document may include prospectus supplements that are separate from and not a part of this report.

The Prudential MEDLEY Program Table of Contents	Annual Report	December 31, 2015

■	LETTER TO PARTICIPANTS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	VCA-10 CAPITAL GROWTH ACCOUNT

Financial Statements

■	VCA-11 MONEY MARKET ACCOUNT

Financial Statements

■	VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

The Prudential MEDLEY Program Letter to Participants	December 31, 2015

■	DEAR PARTICIPANT:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This MEDLEY Program annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stuart Parker President, The Prudential Variable Contract Accounts 10 & 11	Timothy S. Cronin President, The Prudential Series Fund

January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

Prudential Variable Contract Account-10 (VCA-10) & Variable Contract Account-24 (VCA-24) Presentation of Portfolio Holdings — unaudited	December 31, 2015

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.4%
Microsoft Corp.	1.1%
Government National Mortgage Assoc., 3.000%, TBA	1.0%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/20	0.9%
U.S. Treasury Notes, 1.625%, 11/30/20	0.9%

Diversified Bond
Issuer	(% of Net Assets	)
Banks	11.4%
Commercial Mortgage-Backed Securities	10.6%
Residential Mortgage-Backed Securities	10.5%
U.S. Treasury Obligations	6.0%
Collateralized Loan Obligations	4.5%

Equity
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.9%
Facebook, Inc. (Class A Stock)	2.8%
Apple, Inc.	2.4%
Allergan PLC	2.4%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.2%
Microsoft Corp.	1.7%
Amazon.com, Inc.	1.2%
Berkshire Hathaway, Inc. (Class B Stock)	1.1%
Alphabet, Inc. (Class C Stock)	1.0%

Global
Top Five Countries	(% of Net Assets	)
United States	51.8%
Japan	9.8%
United Kingdom	7.0%
France	3.6%
Switzerland	3.5%

Government Income
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	43.5%
Commercial Mortgage-Backed Securities	29.6%
U.S. Treasury Obligations	17.2%
Collateralized Loan Obligations	5.8%
Foreign Agencies	0.4%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.2%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.5%

VCA-10
Five Largest Holdings	(% of Net Assets	)
Alphabet, Inc. (Class A Stock)	3.0%
Amazon.com, Inc.	2.4%
JPMorgan Chase & Co.	2.4%
Facebook, Inc. (Class A Stock)	2.4%
Wells Fargo & Co.	2.4%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential MEDLEY Program — VCA-10 Capital Growth Account	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Capital Growth Account (VCA-10)[1]—Standard Contract	-1.71%	8.20%	5.22%	—
Capital Growth Account (VCA-10)[1]—0.50% Contract	-1.23	8.74	5.74	—
Capital Growth Account (VCA-10)[1]—0.45% Contract	-1.18	9.58	—	9.58%
S&P 500 Index	1.39	12.55	7.30	—

Past performance does not guarantee future returns. Account performance is net of investment fees and fund expenses. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

0.45% Contract inception: 4/1/2011. Unless noted otherwise, Index since inception returns reflect performance beginning the closest month-end date to the Account’s inception of the 0.45% contract.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the value of the standard contract for the Prudential Variable Contract Account 10 (“VCA-10” or the “Account”) returned -1.71%, the value of a contract with annual expenses of 0.50% returned -1.23%, and the value of a contract with annual expenses of 0.45% returned -1.18%.

The net assets of the Portfolio at December 31, 2015 were $157.6 million.

The Account’s investment objective is long-term growth of capital. The Account is subadvised by Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. Overall it was an environment with volatility in global financial markets, sluggish global economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, and 2015 is set to challenge records for the number and size of transactions announced.

In 2015, large-cap value stocks trailed large-cap growth stocks by the widest margin since 2009, and the seventh time in 10 years that the asset class has lagged.

What strategies or holdings affected the Account’s performance?

While the S&P 500 Index (the Index) returned 1.39%, there was significant performance disparity across sectors and capitalization levels. Consumer discretionary posted the largest gain and health care, consumer staples, telecommunication services, and information technology also advanced. Energy and materials suffered the largest declines.

The Account meaningfully trailed the Index in the calendar year. Stock selection in industrials, financials, information technology, and consumer discretionary proved detrimental to absolute and relative results. In financials and the overall portfolio, SLM and Navient were laggards. Negative sentiment weighed on shares of SLM. Prudential Investments believes that the business model remains strong and at the current valuation, the reward to risk is very attractive. The Account no longer holds a position in Navient.

Marathon Oil and Hertz were other notable detractors from Account performance. Marathon was hurt along with other exploration and production companies amid plummeting oil prices. Prudential Investments continues to like the company’s healthy balance sheet and improving resource base and believes it is attractively valued relative to peers. Hertz Global Holdings suffered from a number of operational challenges. Prudential Investments believes the “low-expectations” profile of the company fits its contrarian thinking, especially given the multiple options Hertz can employ to improve business performance and free cash flow generation.

Key contributors to Account performance were diverse and found across sectors. Prudential Investments continues to like Alphabet’s (formerly Google) solid competitive position, strong advertising revenue, and YouTube income-generating opportunities. Revenue continued to grow strongly, margins improved, and capital expenditure growth slowed. In health care, Cigna continued to benefit from increasing enrollments and global expansion plans. Prudential Investments likes the company’s consistent growth and finds the valuation attractive. In consumer discretionary, Carnival continues to benefit from better pricing control and expansion into China. In information technology, Prudential Investments believes that Microsoft has renewed potential for earnings growth. The company has a firmly installed base, strong account control, and minimal competition in two primary areas that are shifting to a subscription profile — Office and Windows.

While the Account’s holdings trailed the Index, the materials sector was a source of relative gain due to an underweight stance.

[1]	The Account performance results are after the deduction of all expenses and contract charges, but not including the effect of any sales charges. The standard VCA-10 contract has total annual expenses (as a percentage of net assets) of 1.00%. Certain VCA-10 contracts include reduced administrative fees and have total annual expenses of either 0.50% or 0.45%. Performance of the VCA-10 contracts with reduced expenses will be higher than the performance of the standard VCA-10 contract. All total returns are for the periods indicated and are calculated based on changes in unit values.

[2]	The graph is based on the performance of the Standard Contract. Performance of the 0.50% Contract and the 0.45% Contract will be higher due to a lower fee structure.

The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.

For a complete list of holdings please see the Statement of Net Assets sections of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial Company.

1

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2015

LONG-TERM INVESTMENTS — 96.3%

COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	17,316	$2,503,720
United Technologies Corp.	11,924	1,145,539

		3,649,259

Auto Components — 1.1%
Lear Corp.	14,436	1,773,174

Automobiles — 1.1%
Tesla Motors, Inc.(a)	7,123	1,709,591

Banks — 9.8%
Bank of America Corp.	194,606	3,275,219
Citigroup, Inc.	54,918	2,842,006
JPMorgan Chase & Co.	57,652	3,806,762
PNC Financial Services Group, Inc.	18,525	1,765,618
Wells Fargo & Co.	69,829	3,795,904

		15,485,509

Biotechnology — 3.0%
AbbVie, Inc.	18,176	1,076,746
Alexion Pharmaceuticals, Inc.(a)	10,041	1,915,321
Celgene Corp.(a)	14,869	1,780,711

		4,772,778

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The)	15,467	2,787,617
Morgan Stanley	44,439	1,413,605

		4,201,222

Chemicals — 0.7%
FMC Corp.	30,096	1,177,656

Communications Equipment — 0.7%
Brocade Communications Systems, Inc.	116,689	1,071,205

Consumer Finance — 2.4%
Capital One Financial Corp.	24,530	1,770,575
SLM Corp.(a)	310,639	2,025,366

		3,795,941

Diversified Financial Services — 1.0%
Voya Financial, Inc.	40,797	1,505,817

Electric Utilities — 1.6%
FirstEnergy Corp.	79,067	2,508,796

Electrical Equipment — 0.9%
Eaton Corp. PLC	25,852	1,345,338

Electronic Equipment & Instruments — 0.8%
Flextronics International Ltd.(a)	113,487	1,272,189

Energy Equipment & Services — 0.9%
Halliburton Co.	42,261	1,438,564

Food Products — 2.7%
ConAgra Foods, Inc.	41,676	1,757,060
Mondelez International, Inc. (Class A Stock)	55,684	2,496,871

		4,253,931

Health Care Equipment & Supplies — 1.0%
Zimmer Biomet Holdings, Inc.	15,527	1,592,915

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 2.4%
Cigna Corp.	8,784	$1,285,363
Express Scripts Holding Co. (Class A Stock)(a)	12,948	1,131,785
Laboratory Corp. Of America Holdings(a)	11,311	1,398,492

		3,815,640

Hotels, Restaurants & Leisure — 5.2%
Carnival Corp.	51,317	2,795,750
Hyatt Hotels Corp.(a)	27,702	1,302,548
McDonald’s Corp.	15,018	1,774,227
Starbucks Corp.	38,086	2,286,303

		8,158,828

Industrial Conglomerates — 1.1%
General Electric Co.	57,652	1,795,860

Insurance — 2.7%
ACE Ltd. (Switzerland)	15,995	1,869,016
MetLife, Inc.	47,920	2,310,223

		4,179,239

Internet & Catalog Retail — 3.6%
Amazon.com, Inc.(a)	5,674	3,835,000
Netflix, Inc.(a)	15,735	1,799,769

		5,634,769

Internet Software & Services — 10.5%
Alibaba Group Holding Ltd. (China), ADR(a)	17,790	1,445,793
Alphabet, Inc. (Class A Stock)(a)	6,130	4,769,201
Alphabet, Inc. (Class C Stock)	2,867	2,175,709
Facebook, Inc. (Class A Stock)(a)	36,218	3,790,576
LinkedIn Corp.(a)	9,891	2,226,266
Tencent Holdings Ltd. (China), ADR	109,655	2,151,431

		16,558,976

IT Services — 2.5%
MasterCard, Inc. (Class A Stock)	14,367	1,398,771
Visa, Inc. (Class A Stock)	33,455	2,594,435

		3,993,206

Media — 5.1%
Comcast Corp. (Class A Stock)	38,673	2,182,317
Liberty Global PLC (Series C) (United Kingdom)(a)	43,616	1,778,224
Viacom, Inc.	18,675	768,663
Vivendi SA (France), ADR	59,605	1,272,567
Walt Disney Co. (The)	19,233	2,021,004

		8,022,775

Multiline Retail — 1.3%
Target Corp.	27,984	2,031,918

Multi-Utilities — 1.2%
PG&E Corp.	34,228	1,820,587

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	19,849	964,264
Chevron Corp.	20,227	1,819,621

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	64,676	$814,271
Noble Energy, Inc.	41,360	1,361,985
Occidental Petroleum Corp.	25,723	1,739,132
Suncor Energy, Inc. (Canada)	65,856	1,699,085

		8,398,358

Pharmaceuticals — 9.1%
Allergan PLC(a)	7,456	2,330,000
Bayer AG (Germany), ADR	4,098	511,574
Bristol-Myers Squibb Co.	25,187	1,732,614
Merck & Co., Inc.	40,249	2,125,952
Pfizer, Inc.	81,792	2,640,246
Shire PLC (Ireland), ADR	14,325	2,936,625
Teva Pharmaceuticals Industries Ltd., (Israel), ADR	32,321	2,121,550

		14,398,561

Road & Rail — 1.3%
Hertz Global Holdings, Inc.(a)	78,121	1,111,662
Union Pacific Corp.	12,838	1,003,932

		2,115,594

Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	29,659	1,625,610

Software — 5.9%
Adobe Systems, Inc.(a)	19,199	1,803,554
Microsoft Corp.	51,233	2,842,407
PTC, Inc.(a)	44,655	1,546,403
Salesforce.com, Inc.(a)	39,687	3,111,461

		9,303,825

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	9,583	1,008,707
HP, Inc.	71,418	845,589

		1,854,296

Textiles, Apparel & Luxury Goods — 3.1%
Coach, Inc.	30,875	1,010,539
NIKE, Inc.	35,026	2,189,125
Under Armour, Inc. (Class A Stock)(a)	20,211	1,629,209

		4,828,873

Wireless Telecommunication Services — 1.1%
Vodafone Group PLC (United Kingdom), ADR	54,502	1,758,235

TOTAL COMMON STOCKS (cost $117,489,964)		151,849,035

SHORT-TERM INVESTMENT — 3.9%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,111,075)(b)	6,111,075	6,111,075

TOTAL INVESTMENTS — 100.2% (cost $123,601,039)		157,960,110

Value (Note 2)
LESS LIABILITIES, OTHER ASSETS — (0.2)%
Receivable for Securities Sold	$774,544
Dividends Receivable	172,576
Tax Reclaim Receivable	12,350
Payable Pending Capital Transactions	(189,893)
Payable for Securities Purchased	(1,162,483)

LIABILITIES IN EXCESS OF OTHER ASSETS	(392,906)

NET ASSETS — 100%	$157,567,204

NET ASSETS, representing:
Equity of Participants —	$157,587,875
Equity of The Prudential Insurance Company of America	(20,671)

$157,567,204

The following abbreviation is used in the annual report:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the Manager of the Account, also serves as Manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2015

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,649,259	$—	$—
Auto Components	1,773,174	—	—
Automobiles	1,709,591	—	—
Banks	15,485,509	—	—
Biotechnology	4,772,778	—	—
Capital Markets	4,201,222	—	—
Chemicals	1,177,656	—	—
Communications Equipment	1,071,205	—	—
Consumer Finance	3,795,941	—	—
Diversified Financial Services	1,505,817	—	—
Electric Utilities	2,508,796	—	—
Electrical Equipment	1,345,338	—	—
Electronic Equipment & Instruments	1,272,189	—	—
Energy Equipment & Services	1,438,564	—	—
Food Products	4,253,931	—	—
Health Care Equipment & Supplies	1,592,915	—	—
Health Care Providers & Services	3,815,640	—	—
Hotels, Restaurants & Leisure	8,158,828	—	—
Industrial Conglomerates	1,795,860	—	—
Insurance	4,179,239	—	—
Internet & Catalog Retail	5,634,769	—	—
Internet Software & Services	16,558,976	—	—
IT Services	3,993,206	—	—
Media	8,022,775	—	—
Multiline Retail	2,031,918	—	—
Multi-Utilities	1,820,587	—	—
Oil, Gas & Consumable Fuels	8,398,358	—	—
Pharmaceuticals	14,398,561	—	—
Road & Rail	2,115,594	—	—
Semiconductors & Semiconductor Equipment	1,625,610	—	—
Software	9,303,825	—	—
Technology Hardware, Storage & Peripherals	1,854,296	—	—
Textiles, Apparel & Luxury Goods	4,828,873	—	—
Wireless Telecommunication Services	1,758,235	—	—
Affiliated Money Market Mutual Fund	6,111,075	—	—

Total	$157,960,110	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 was as follows (Unaudited):

Internet Software & Services	10.5%
Banks	9.8
Pharmaceuticals	9.1
Software	5.9
Oil, Gas & Consumable Fuels	5.3
Hotels, Restaurants & Leisure	5.2
Media	5.1
Affiliated Money Market Mutual Fund	3.9
Internet & Catalog Retail	3.6
Textiles, Apparel & Luxury Goods	3.1
Biotechnology	3.0
Insurance	2.7
Capital Markets	2.7
Food Products	2.7
IT Services	2.5
Consumer Finance	2.4
Health Care Providers & Services	2.4
Aerospace & Defense	2.3
Electric Utilities	1.6
Road & Rail	1.3

Multiline Retail	1.3%
Technology Hardware, Storage & Peripherals	1.2
Multi-Utilities	1.2
Auto Components	1.1
Automobiles	1.1
Wireless Telecommunications Services	1.1
Industrial Conglomerates	1.1
Semiconductors & Semiconductor Equipment	1.0
Health Care Equipment & Supplies	1.0
Diversified Financial Services	1.0
Energy Equipment & Services	0.9
Electrical Equipment	0.9
Electronic Equipment & Instruments	0.8
Chemicals	0.7
Communications Equipment	0.7

100.2
Liabilities in excess of other assets	(0.2)

100.0%

The Account invested in derivative instruments (rights offerings) during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Account’s financial position and financial performance as reflected on the Statement of Net Assets and Statement of Operations is presented in the summary below.

For the year ended December 31, 2015, the Account did not have any realized gain or (loss) or change in unrealized appreciation or (depreciation) on derivatives recognized in Income on the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $68,476 foreign withholding tax)	$2,647,229
Affiliated Dividend Income	8,599
Total Income	2,655,828
EXPENSES
Fees Charged to Participants for Investment Management Services	(427,409)
Fees Charged to Participants for Administrative Expenses:
Standard Contract	(1,151,264)
0.50% Contract	(9,576)
0.45% Contract	(21,344)
Total Expenses	(1,609,593)
NET INVESTMENT INCOME	1,046,235
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investment Transactions	7,365,457
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,020,024)
NET LOSS ON INVESTMENTS	(3,654,567)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,608,332)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
OPERATIONS
Net Investment Income	$1,046,235	$581,392
Net Realized Gain on Investment Transactions	7,365,457	17,000,496
Net Change In Unrealized Appreciation (Depreciation) on Investments	(11,020,024)	711,791
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,608,332)	18,293,679
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	1,785,014	2,800,566
Withdrawals and Transfers Out	(19,074,873)	(19,564,364)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(17,289,859)	(16,763,798)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(2,870)	(3,501)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,901,061)	1,526,380
NET ASSETS
Beginning of year	177,468,265	175,941,885
End of year	$157,567,204	$177,468,265

Accumulation Unit Values and Equity of Participants as of December 31, 2015

Standard Contract:
Accumulation Unit Value and Equity of Participants, $143,869,590 / 9,594,761 outstanding Accumulation Units	$14.9946

0.50% Contract:
Accumulation Unit Value and Equity of Participants, $3,622,865 / 219,193 outstanding Accumulation Units	$16.5282

0.45% Contract:
Accumulation Unit Value and Equity of Participants, $10,095,420 / 609,303 outstanding Accumulation Units	$16.5688

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.2397	$0.2631	$0.2637	$.1871	$.2046	$.2049
Expenses
Investment management fee	(0.0384)	(0.0422)	(0.0423)	(.0362)	(.0397)	(.0398)
Administrative expenses	(0.1149)	(0.0422)	(0.0339)	(.1086)	(.0397)	(.0318)
Net Investment Income	0.0864	0.1787	0.1875	.0423	.1252	.1333
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(0.3479)	(0.3837)	(0.3847)	1.4515	1.5879	1.5907
Net Increase (Decrease) in Accumulation Unit Value	(0.2615)	(0.2050)	(0.1972)	1.4938	1.7131	1.7240
Accumulation Unit Value
Beginning of year	15.2561	16.7332	16.7660	13.7623	15.0201	15.0420
End of year	$14.9946	$16.5282	$16.5688	$15.2561	$16.7332	$16.7660
Total Return**	(1.71%)	(1.23%)	(1.18%)	10.85%	11.41%	11.46%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income To Average Net Assets***	0.57%	1.06%	1.11%	.29%	.78%	.83%
Portfolio Turnover Rate	47%	47%	47%	70%	70%	70%
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	9,595	219	609	10,646	242	657

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$.1792	$.1950	$.1952	$.1825	$.1975	$.1976
Expenses
Investment management fee	(.0303)	(.0330)	(.0330)	(.0251)	(.0272)	(.0272)
Administrative expenses	(.0906)	(.0330)	(.0264)	(.0752)	(.0272)	(.0218)
Net Investment Income	.0583	.1290	.1358	.0822	.1431	.1486
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	3.1834	3.4658	3.4700	1.0786	1.1677	1.1686
Net Increase (Decrease) in Accumulation Unit Value	3.2417	3.5948	3.6058	1.1608	1.3108	1.3172
Accumulation Unit Value
Beginning of year	10.5206	11.4253	11.4362	9.3598	10.1145	10.1190
End of year	$13.7623	$15.0201	$15.0420	$10.5206	$11.4253	$11.4362
Total Return**	30.81%	31.46%	31.53%	12.40%	12.96%	13.02%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income To Average Net Assets***	.48%	.98%	1.03%	.82%	1.32%	1.37%
Portfolio Turnover Rate	69%	69%	69%	44%	44%	44%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	11,720	224	751	13,204	205	891

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the period)

	Year/Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$.1448	$.1559	$.1203
Expenses
Investment management fee	(.0250)	(.0270)	(.0200)
Administrative expenses	(.0749)	(.0270)	(.0160)
Net Investment Income	.0449	.1019	.0843
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(.7945)	(.8579)	(1.5558)
Net Increase (Decrease) in Accumulation Unit Value	(.7496)	(.7560)	(1.4715)
Accumulation Unit Value
Beginning of period	10.1094	10.8705	11.5905
End of period	$9.3598	$10.1145	$10.1190
Total Return**	(7.41%)	(6.95%)	(12.70%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45	%††
Ratio of Net Investment Income To Average Net Assets***	.44%	.94%	1.03	%††
Portfolio Turnover Rate	56%	56%	56	%†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	15,386	205	1,001

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
***	These calculations exclude PICA’s equity in VCA-10.
†	Inception Date — April 1, 2011.
††	Annualized.
†††	Not Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

PICA issues standard VCA-10 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of net assets). It also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contract-holder’s retirement arrangement. Prior to January 1, 2011, PICA issued standard contracts and contracts with annual expenses of 0.50% (as a percentage of net assets) (the “0.50% contracts”). The Accumulation Units Values were previously shown on a combined basis. During 2011, PICA issued VCA-10 contract with annual expenses of 0.45% (as a percentage of net assets) (the “0.45% contracts”). The financial statements now show separate Accumulation Units Values for each type of contract.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Account consistently follows such policies in the preparation of its financial statements.

Security Valuation:    The Account holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Account’s Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Account securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Committee. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Rights:     The Account may hold rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Account until exercised, sold or expired. Rights are valued at fair value in accordance with the Committee Members’ approved fair valuation procedures.

Restricted and Illiquid Securities:    The Account may hold up to 15% of its net assets in illiquid securities, including those that are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

VCA-10 is subject to fees for investment management and administration services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Standard contracts have an effective annual rate of up to 1.00% of the current value of the Participant’s equity of which 0.75% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, for investment management services. The 0.50% contracts have an effective annual rate of up to 0.50% of the current value of the Participant’s equity of which 0.25% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, is for investment management services. The 0.45% contracts have an effective annual rate of up to 0.45% of the current value of the Participant’s equity of which 0.20% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, for investment management services.

PICA, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the year ended by cancelling Units.

Note 4:	Other Transactions with Affiliates

The Account may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

During the year ended December 31, 2015, the Account invested in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2015, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $77,145,772 and $93,070,793, respectively.

Note 6:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2015 and the year ended December 31, 2014, respectively, are as follows:

Standard Contracts	Units	Amount
Year ended December 31, 2015:
Account units issued	107,010	$1,648,237
Account units redeemed	(1,158,432)	(17,720,977)

Net increase (decrease) in units outstanding	(1,051,422)	$(16,072,740)

Year ended December 31, 2014:
Account units issued	172,446	$2,481,094
Account units redeemed	(1,246,510)	(18,029,348)

Net increase (decrease) in units outstanding	(1,074,064)	$(15,548,254)

0.50 % Contracts	Units	Amount
Year ended December 31, 2015:
Account units issued	8,078	$136,777
Account units redeemed	(31,049)	(527,491)

Net increase (decrease) in units outstanding	(22,971)	$(390,714)

Year ended December 31, 2014:
Account units issued	20,355	$319,472
Account units redeemed	(2,392)	(37,293)

Net increase (decrease) in units outstanding	17,963	$282,179

0.45 % Contracts	Units	Amount
Year ended December 31, 2015:
Account units issued	—	$—
Account units redeemed	(47,645)	(804,689)

Net increase (decrease) in units outstanding	(47,645)	$(804,689)

Year ended December 31, 2014:
Account units issued	—	$—
Account units redeemed	(93,613)	(1,497,723)

Net increase (decrease) in units outstanding	(93,613)	$(1,497,723)

Note 7:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 8:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed.

For the year ended December 31, 2015, $100,361 in participant loans were withdrawn from VCA-10 and $172,795 of principal and interest was repaid to VCA-10. For the year ended December 31, 2014, $95,927 in participant loans were withdrawn from VCA-10 and $155,348 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2015, PICA has advised the Account that it received $1,147 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Note 9:	New Accounting Pronouncements

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Account for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE COMMITTEE AND PARTICIPANTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (hereafter referred to as the “Account”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

The Prudential MEDLEY Program — VCA-11 Money Market Account	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	7-Day Current Net Yield	1-Year	5-Year	10-Year	Since Inception
VCA-11 Money Market Account[1]— Standard Contract	-0.65%	-0.79%	-0.79%	0.55%	—
VCA-11 Money Market Account[1]— 0.50% Contract	-0.15	-0.29	-0.30	1.05	—
VCA-11 Money Market Account[1]— 0.45% Contract	-0.10	-0.24	—	—	-0.25%
Citigroup 3-Month Treasury Bill Index	—	0.05	0.06	1.09	—

Past performance does not guarantee future returns. Account performance is net of investment fees and fund expenses. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Account than the total return quotation. 0.45% contract inception: 4/1/2011. Unless noted otherwise, Index since inception returns reflect performance beginning the closest month-end date to the Account’s inception of the 0.45% contract.

MONEY MARKET ACCOUNT

ONE-YEAR TOTAL RETURN FOR THE

PAST 10 YEARS2

For the year ended December 31, 2015, the value of the standard contract for the Prudential Variable Contract Account 11 (“VCA-11” or the “Account”) returned -0.79%, the value of a contract with annual expenses of 0.50% returned -0.29%, and the value of a contract with annual expenses of 0.45% returned -0.24%.

The net assets of the Portfolio at December 31, 2015 were $25.3 million.

The Account’s investment objective is to seek high current income and maintain high levels of liquidity. The Account is subadvised by Prudential Investment Management, Inc.

What were market conditions during the reporting period?

During the reporting period, the US economic expansion remained on track as business fixed investment and the housing sector continued to improve. In particular, US labor market developments were encouraging, with improving wages and lower unemployment, that along with falling fuel prices helped consumer-oriented sectors.

As the economy continued to improve, the Federal Reserve (the Fed) began hinting of a “lift off” for the federal funds rate. While preparing the market for a potential increase, the Fed maintained its stance that the hiking cycle would remain data-dependent and be gradual over the next couple of years. Although the market had expected a “lift off” in September, the Fed held off on concern that weaker growth outside the US, coupled with global financial market volatility, might slow US growth. In December, the Fed raised the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%, expressing its confidence in the US economic outlook and the continued labor market improvement.

The three-month London interbank offered rate (LIBOR), the rate that banks pay one another to borrow in US dollars, rose from nearly 0.25% to 0.61% over the course of the reporting period.

What strategies or holdings affected the Account’s performance?

Throughout the period, the investment team remained cautious on credit risk in anticipation of wider spreads as the 2a-7 regulatory changes loomed. Specifically, the Account was underweight in the financial sector, with the majority of its purchases limited to three months or less. The Account’s weighted average maturity (WAM) fluctuated between neutral and shorter than its peers.

The investment team maintained the Account’s holdings of LIBOR-based securities by favoring government agency securities. The Account’s weighted average life was higher than the universe average.

During the period, the investment team tactically adjusted the Account’s sector positioning in order to position it optimally for seasonal factors. As year-end approached, the Account’s holdings of Treasury and agency securities increased, as the investment team expected reduced liquidity and a lower supply of non-government assets.

[1]	The Account performance results are after the deduction of all expenses and contract charges, but not including the effect of any sales charges. The standard VCA-11 contract has total annual expenses (as a percentage of net assets) of 1.00%. Certain VCA-11 contracts include reduced administrative fees and have total annual expenses of either 0.50% or 0.45%. Performance of the VCA-11 contracts with reduced expenses will be higher than the performance of the standard VCA-11 contract. All total returns are for the periods indicated and are calculated based on changes in unit values.

[2]	The graph is based on the performance of the Standard Contract. Performance of the 0.50% Contract and the 0.45% Contract will be higher due to a lower fee structure.

The Citigroup 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over and reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Investors cannot invest directly in an index.

London Interbank Offered Rate (LIBOR). The LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association.

For current yields on the Money Market Account, please call (800) 458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

For a complete list of holdings, refer to the Statement of Net Assets section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial Company.

2

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2015

SHORT-TERM INVESTMENTS — 100%	Principal Amount (000)#	Value (Note 2)
Certificates of Deposit — 16.8%
Bank of Montreal
0.640%, 03/24/2016	$500	$500,000
Bank of Nova Scotia
0.573%, 02/22/2016(b)	400	400,013
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.300%, 01/04/2016(b)	650	650,000
Canadian Imperial Bank of Commerce
0.600%, 03/17/2016	350	350,000
Citibank NA
0.250%, 01/20/2016	275	275,000
0.260%, 01/07/2016	370	370,000
Rabobank Nederland
0.560%, 01/25/2016(b)	250	250,009
Skandinaviska Enskilda Banken AB
0.397%, 04/06/2016(b)	250	250,000
State Street Bank & Trust Co.
0.547%, 03/21/2016(b)	300	300,000
Sumitomo Mitsui Banking Corp.
0.517%, 01/14/2016(b)	300	300,000
Wells Fargo Bank NA
0.437%, 02/08/2016(b)	600	600,008

		4,245,030

Commercial Paper — 14.2%
ABN AMRO Bank, 144A
1.375%, 01/22/2016(b)	300	300,134
Chevron Corp., 144A
0.406%, 01/26/2016(a)	500	499,861
Commonwealth Bank of Australia, 144A
0.371%, 05/04/2016(b)	500	499,984
DNB Bank ASA, 144A
0.274%, 02/08/2016(a)	300	299,914
0.552%, 04/21/2016(b)	300	300,000
European Investment Bank
0.203%, 01/25/2016(a)	250	249,967
KFW, 144A
0.274%, 01/14/2016(b)	350	349,966
0.274%, 01/26/2016(b)	250	249,953
Nestle Finance International Ltd.
0.365%, 01/26/2016(b)	350	349,913
Ontario Teacher Financial Trust, 144A
0.488%, 02/18/2016(a)	250	249,840
Swedbank AB
0.427%, 02/16/2016(a)	260	259,860

		3,609,392

Other Corporate Obligations — 17.3%
General Electric Capital Corp., Gtd. Notes MTN
0.518%, 01/08/2016(b)	500	500,016
International American Development Bank, Sr. Unsec’d. Notes, MTN
0.355%, 02/02/2016(b)	500	499,844

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
Other Corporate Obligations (continued)
International Business Machines Corp., Sr. Unsec’d. Notes
0.404%, 02/05/2016(a)	$264	$264,025
2.000%, 01/05/2016	500	500,095
International Finance Corp., Sr. Unsec’d. Notes, MTN
0.162%, 01/04/2016(b)	340	339,995
0.203%, 01/05/2016(b)	228	227,995
Svenska Handelsbanken AB, Sr. Unsec’d Notes
1.020%, 03/21/2016	350	350,280
Total Capital Canada Ltd., Gtd. Notes,
0.701%, 01/15/2016(b)	750	750,093
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN
0.243%, 01/27/2016(b)	250	249,957
0.473%, 01/07/2016(a)	200	200,002
Westpac Banking Corp., Sr. Unsec’d. Notes
0.950%, 01/12/2016(b)	500	500,098

		4,382,400

Repurchase Agreement(c) — 3.8%
BNP Paribas Securities Corp. 0.28%, dated 12/31/2015, due 01/04/2016 in the amount of $956,030	956	956,000

U.S. Government Agency Obligations — 38.9%
Federal Farm Credit Bank
0.312%, 10/13/2016(b)	400	400,000
Federal Home Loan Bank
0.125%, 01/27/2016(a)	250	249,955
0.142%, 01/29/2016(a)	300	299,967
0.207%, 10/21/2016(a)	250	249,951
0.219%, 09/01/2016(b)	500	499,969
0.223%, 04/28/2016(b)	150	150,000
0.282%, 08/26/2016(a)	400	399,943
0.305%, 08/18/2016(b)	500	499,983
0.355%, 01/11/2016	600	599,942
0.355%, 01/27/2016(a)	250	249,978
0.378%, 08/24/2016(b)	500	500,000
0.385%, 02/02/2016(a)	500	499,831
0.385%, 03/11/2016(b)	260	260,010
0.386%, 02/09/2016(a)	500	499,794
0.402%, 03/14/2016(b)	400	400,000
0.402%, 01/25/2016(a)	400	400,000
0.407%, 03/28/2016(b)	300	300,000
0.420%, 02/05/2016(a)	1,000	999,614
0.426%, 02/19/2016(a)	600	599,657
0.509%, 04/25/2016(a)	500	499,201
Federal Home Loan Mortgage Corp.
0.208%, 09/02/2016(b)	500	500,000
0.320%, 02/18/2016(b)	500	499,990
0.462%, 04/27/2017(b)	300	299,919

		9,857,704

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2015

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Obligations — 9.0%
U.S. Treasury Bills
0.208%, 01/14/2016	$517	$516,962
U.S. Treasury Notes
0.250%, 04/15/2016	250	249,881
0.250%, 05/15/2016	250	250,038
0.375%, 03/31/2016	250	249,992
0.375%, 05/31/2016	250	250,166
1.750%, 05/31/2016	250	251,556
2.000%, 01/31/2016	500	500,717

		2,269,312

TOTAL INVESTMENTS — 100% (amortized cost $25,319,838)		25,319,838

LIABILITIES, LESS OTHER ASSETS
Interest Receivable		19,035
Cash		114
Payable Pending Capital Transactions		(21,965)

Liabilities in excess of other assets		(2,816)

NET ASSETS — 100%		25,317,022

NET ASSETS, representing:
Equity of Participants		25,316,757
Equity of The Prudential Insurance Company of America		265

		$25,317,022

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Rate quoted represents yield-to-maturity as of the purchase date.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(c)	Repurchase agreements are collaterized by U.S. Treasury Securities (coupon rates 0.000%-3.375%, maturity dates 11/15/2019-08/15/2028), with the aggregate value, including accrued interest, of $975,139. Repurchase agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	4,245,030	$—
Commercial Paper	—	3,609,392	—
Other Corporate Obligations	—	4,382,400	—
Repurchase Agreement	—	956,000	—
U.S. Government Agency Obligations	—	9,857,704	—
U.S. Treasury Obligations	—	2,269,312	—

Total	$—	$25,319,838	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 was as follows (Unaudited):

U.S. Government Agency Obligations	38.9%
Other Corporate Obligations	17.3
Certificates of Deposit	16.8
Commercial Paper	14.2
U.S. Treasury Obligations	9.0

Repurchase Agreement	3.8%

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than (0.005)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

INVESTMENT INCOME
Unaffiliated Interest Income	$53,178
EXPENSES
Fees Charged to Participants for Investment Management Services	(65,433)
Fees Charged to Participants for Administrative Expenses:
Standard Contract	(175,468)
0.50% Contract	(4,112)
0.45% Contract	(2,265)
Total Expenses	(247,278)
NET INVESTMENT LOSS	(194,100)
Realized Gain on Investment Transactions	316
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(193,784)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
OPERATIONS
Net Investment Loss	$(194,100)	$(227,187)
Net Realized Gain on Investment Transactions	316	385
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(193,784)	(226,802)
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	1,843,959	2,323,349
Withdrawals and Transfers Out	(3,770,747)	(5,249,447)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(1,926,788)	(2,926,098)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	18	(21)
TOTAL DECREASE IN NET ASSETS	(2,120,554)	(3,152,921)
NET ASSETS
Beginning of year	27,437,576	30,590,497
End of year	$25,317,022	$27,437,576

Accumulation Unit Values and Equity of Participants as of December 31, 2015

Standard Contract:
Accumulation Unit Value and Equity of Participants, $22,622,652 / 7,077,192 outstanding Accumulation Units	$3.1966

0.50% Contract:
Accumulation Unit Value and Equity of Participants, $1,594,754 / 456,436 outstanding Accumulation Units	$3.4939

0.45% Contract:
Accumulation Unit Value and Equity of Participants, $1,099,351 / 313,875 outstanding Accumulation Units	$3.5025

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.0066	$0.0071	$.0071	$.0052	$.0056	$.0056
Expenses
Investment management fee	(.0080)	(.0087)	(.0088)	(.0081)	(.0088)	(.0088)
Administrative expenses	(.0239)	(.0087)	(.0069)	(.0242)	(.0088)	(.0070)
Net Investment Loss	(.0253)	(.0103)	(.0086)	(.0271)	(.0120)	(.0102)
Capital Changes
Net realized gain (loss) on investment transactions	.0000 ††	.0000 ††	.0000 ††	.0000 ††	.0000 ††	.0000 ††
Net Decrease in Accumulation Unit Value	(.0253)	(.0103)	(.0086)	(.0271)	(.0120)	(.0102)
Accumulation Unit Value
Beginning of year	3.2219	3.5042	3.5111	3.2490	3.5162	3.5213
End of year	$3.1966	$3.4939	$3.5025	$3.2219	$3.5042	$3.5111
Total Return**	(.79%)	(.29%)	(.24%)	(.83%)	(.34%)	(.29%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Loss To Average Net Assets***	(.79%)	(.29%)	(.24%)	(.84%)	(.34%)	(.29%)
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	7,077	456	314	7,653	458	335

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-11.
††	Less than $.00005.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$.0060	$.0063	$.0064	$.0081	$.0085	$.0086
Expenses
Investment management fee	(.0081)	(.0087)	(.0087)	(.0083)	(.0088)	(.0088)
Administrative expenses	(.0244)	(.0087)	(.0071)	(.0246)	(.0088)	(.0071)
Net Investment Income (Loss)	(.0265)	(.0111)	(.0094)	(.0248)	(.0091)	(.0073)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0001	.0001	.0001	.0001
Net Increase (Decrease) in Accumulation Unit Value	(.0264)	(.0110)	(.0093)	(.0247)	(.0090)	(.0072)
Accumulation Unit Value
Beginning of year	3.2754	3.5272	3.5306	3.3001	3.5362	3.5378
End of year	$3.2490	$3.5162	$3.5213	$3.2754	$3.5272	$3.5306
Total Return**	(.81%)	(.31%)	(.26%)	(.75%)	(.25%)	(.20%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.81%)	(.32%)	(.27%)	(.75%)	(.26%)	(.21%)
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	8,446	502	393	9,435	500	433

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the period)

	Year/Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$.0070	$.0073	$.0051
Expenses
Investment management fee	(.0083)	(.0088)	(.0067)
Administrative expenses	(.0248)	(.0088)	(.0053)
Net Investment Income (Loss)	(.0261)	(.0103)	(.0069)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0000	††
Net Increase (Decrease) in Accumulation Unit Value	(.0260)	(.0102)	(.0069)
Accumulation Unit Value
Beginning of period	3.3261	3.5464	3.5447
End of period	$3.3001	$3.5362	$3.5378
Total Return**	(.78%)	(.29%)	(.19%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45	%†††
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.79%)	(.29%)	(.23	%)†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	10,650	495	458

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
***	These calculations exclude PICA’s equity in VCA-11.
†	Inception Date — April 1, 2011.
††	Less than $.00005.
†††	Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

PICA issues standard VCA-11 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of net assets). It also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contract-holder’s retirement arrangement. Prior to January 1, 2011, PICA issued standard contracts and contracts with annual expenses of 0.50% (as a percentage of net assets) (the “0.50% contracts”). The Accumulation Units Values were previously shown on a combined basis. During 2011, PICA issued VCA-11 contract with annual expenses of 0.45% (as a percentage of net assets) (the “0.45% contracts”). The financial statements now show separate Accumulation Units Values for each type of contract.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Account consistently follows such policies in the preparation of its financial statements.

Security Valuation:    The Account holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) have adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

The Account values all of its securities of sufficient credit quality, at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Accounts’ Committee Members.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Account may hold up to 5% of its net assets in illiquid securities, including those that are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Account’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Account may be delayed or limited.

Master Netting Arrangements:    The Account may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Account and the counterparty permits the Account to offset amounts payable by the Account to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Account to cover the Account’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforcable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right to set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the statement of assets and liabilities.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from security transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and PICA on a daily basis in proportion to their respective ownership or investment in VCA-11.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-11 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

VCA-11 is subject to fees for investment management and administration services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Standard contracts have an effective annual rate of up to 1.00% of the current value of the Participant’s equity of which 0.75% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, for investment management services. The 0.50% contracts have an effective annual rate of up to 0.50% of the current value of the Participant’s equity of which 0.25% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, is for investment management services. The 0.45% contracts have an effective annual rate of up to 0.45% of the current value of the Participant’s equity of which 0.20% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PI, for investment management services.

PICA, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2015 and the year ended December 31, 2014, respectively, are as follows:

Standard Contract	Units	Amount
Year ended December 31, 2015:
Account units issued	524,714	$1,683,743
Account units redeemed	(1,100,210)	(3,531,497)

Net increase (decrease) in units outstanding	(575,496)	(1,847,754)

Year ended December 31, 2014:
Account units issued	661,807	$2,141,745
Account units redeemed	(1,454,946)	(4,708,132)

Net increase (decrease) in units outstanding	(793,139)	(2,566,387)

0.50% Contract
Year ended December 31, 2015:
Account units issued	45,777	$160,216
Account units redeemed	(47,326)	(165,489)

Net increase (decrease) in units outstanding	(1,549)	(5,273)

Year ended December 31, 2014:
Account units issued	51,736	$181,605
Account units redeemed	(95,589)	(335,583)

Net increase (decrease) in units outstanding	(43,853)	(153,978)

0.45% Contract
Year ended December 31, 2015:
Account units issued	—	$—
Account units redeemed	(21,034)	(73,761)

Net increase (decrease) in units outstanding	(21,034)	(73,761)

Year ended December 31, 2014:
Account units issued	—	$—
Account units redeemed	(58,508)	(205,731)

Net increase (decrease) in units outstanding	(58,508)	(205,731)

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed.

For the year ended December 31, 2015, $28,071 in participant loans were withdrawn from VCA-11 and $44,121 of principal and interest was repaid to VCA-11. For the year ended December 31, 2014, $56,132 in participant loans were withdrawn from VCA-11 and $77,068 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2015, PICA has advised the Account that it received $574 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Note 7:	New Accounting Pronouncements

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Account for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

Note 8:	Subsequent Event

On September 17, 2015, the Committee approved investment policy changes for VCA-11 in connection with the amendments to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Although VCA-11 is not a money market fund, the prospectus states that VCA-11 currently complies with certain requirements of Rule 2a-7. As a result of the approved investment policy changes, effective in on or about March 30, 2016 VCA-11 will no longer hold itself out as complying with any requirements of Rule 2a-7. VCA-11 will continue to have a fluctuating accumulation unit value and it is not expected that there will be substantial modification to VCA-11’s current investment profile at this time. In addition, VCA-11’s investment objective, subadviser, benchmark, and portfolio management teams will remain the same.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE COMMITTEE AND PARTICIPANTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-11 (hereafter referred to as the “Account”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

COMMITTEE MEMBERS AND OFFICERS OF VCA 10 & VCA 11 (Unaudited)

VCA 10 and VCA 11 are managed by the VCA 10 Committee and the VCA 11 Committee, respectively (each, a “Committee,” and collectively, the “Committees”). The members of each Committee are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the VCA 10 Account and the VCA 11 Account are conducted in accordance with the Rules and Regulations of each Account. Information pertaining to the members of the Committees (hereafter referred to as “Committee Members”) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 or VCA 11 as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 or VCA 11 are referred to as “Interested Committee Members.” Information pertaining to the Officers of VCA 10 and VCA 11 is also set forth below.

Independent Committee Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (57) Committee Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Committee Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Committee Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Keith F. Hartstein (59) Committee Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Committee Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Committee Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Committee Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Committee Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (53) Committee Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).
Scott E. Benjamin (42) Committee Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

(1) The year in which each individual joined the VCA 10 and VCA 11 Committees is as follows: Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Committee Member and President since 2012; Scott E. Benjamin, Committee Member since 2010 and Vice President since 2009.

VCA 10 / VCA 11 Officers(a)
Name, Address and Age Position with Each Account	Principal Occupation(s) During Past Five Years	Length of Service as Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (38) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

VCA 10 / VCA 11 Officers(a)
Name, Address and Age Position with Each Account	Principal Occupation(s) During Past Five Years	Length of Service as Officer
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, Interested Committee Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

Committee Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Committee Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.

There is no set term of office for Committee Members or Officers. The Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Series Fund

The following pages represent information on the Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of the Prudential Series Fund (the “Fund”). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of the Fund which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.40%	8.09%	6.19%
Blended Index	1.16	7.67	5.86
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Conservative Balanced Portfolio returned 0.40%.

The net assets of the Portfolio at December 31, 2015 were $2,554.3 million.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM, Inc. and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The Portfolio’s custom blended Index (the Index) returned 1.16%. The year was very volatile for global stocks, mostly because of the large drop in oil prices, reduced 2015 earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year. This was especially so for high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Allocations to international equities detracted from relative performance as those markets ended the year slightly negative for US dollar-based investors. The Portfolio’s overweight in stocks was reduced throughout the year, as their risk/reward profile became less attractive. Small gains across the US stock and bond markets drove the Portfolio’s return. The Portfolio’s relative performance benefited from solid returns in its actively managed fixed income segment.

Did the Portfolio’s use of derivatives affect performance?

Derivatives, in the form of international futures contracts, swaps and options were used during the year to gain exposure to international equity markets. The impact on the Portfolio was immaterial to performance.

The Blended Index consists of the S&P 500 Index (50%), the Barclays U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.26%	4.76%	6.06%
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Diversified Bond Portfolio returned -0.26%.

The net assets of the Portfolio at December 31, 2015 were $1,084.9 million.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened by 34 basis points during the year to close at 165 basis points. For the year as a whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s yield curve positioning detracted from performance during the year, especially in the second quarter. More specifically, the Portfolio was hurt by its yield curve flattening bias as the yield curve steepened during the second quarter. This positioning then contributed positively as the yield curve flattened during the remainder of the year. The Portfolio’s tactical long-duration position relative to its benchmark added modestly to results (duration measures the approximate price change of a bond portfolio for a given change in interest rates).

Overall, sector allocations detracted from performance. The Portfolio was hampered by its overweight positions in high yield corporate bonds, emerging markets debt, and commercial mortgage-backed securities. Its underweight in agency mortgage-backed securities contributed positively.

Security selection dampened returns, especially the Portfolio’s positions in US Treasury securities. On the positive side, security selection among high yield corporate bonds, structured securities, sovereign bonds, and investment-grade corporate bonds added to performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Portfolio used interest-rate futures, options, forwards, and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance during the period. In addition, the Portfolio traded foreign exchange derivatives, which added modestly to returns.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Equity Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	2.36%	10.07%	6.64%
Portfolio: Class II	1.97	9.62	6.21
Russell 1000® Index	0.92	12.44	7.40
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2015, the Equity Portfolio Class I shares returned 2.36% and Class II shares returned 1.97%.

The net assets of the Portfolio at December 31, 2015 were $3,848.1 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape. Overall, it was an environment with volatility in global financial markets, sluggish global economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, with 2015 set to challenge records for the number and size of transactions announced.

While the S&P 500 Index (the Index) returned 1.39%, there was significant disparity across sectors and capitalizations. Consumer discretionary posted the largest gain; health care, consumer staples, telecommunication services and information technology also advanced. Energy and materials suffered the largest declines.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed both Indexes, due largely to the contributions of consumer discretionary stocks across a diverse range of industries. In Internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. In Jennison’s opinion, a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.

The Portfolio also benefited from holdings in information technology as Google (now Alphabet) and Facebook made strong gains. Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors.

The Portfolio’s average underweight in energy was also a source of relative gain.

Security choices SPX and Hertz in industrials and SLM in financials detracted from performance. SPX was hurt by worse-than-expected results in its oil and gas segment, accelerating losses in South Africa, and lower multiples in general. The position was eliminated. Hertz was hurt by a number of operational challenges. Jennison believes Hertz’s “low-expectations” profile fits its contrarian thinking model, and also that SLM’s business model remains strong and, at current valuation, the reward to risk is very attractive.

Despite positive contribution from the information technology sector in aggregate, Applied Materials and HP were positions that experienced outsized losses. The position in Applied Materials was eliminated. Jennison also believes that there are low expectations in the market for HP and view it as a contrarian idea with solid downside protection.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.01%	9.78%	6.75%
Blended Index	1.26	8.77	6.30
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ending December 31, 2015, the Flexible Managed Portfolio returned 1.01%.

The net assets of the Portfolio at December 31, 2015 were $3,768.8 million.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM, Inc. and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The Portfolio’s custom-blended Index (the Index) returned 1.26%. The year was very volatile for global stocks, largely because of the large drop in oil prices, reduced 2015 corporate earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year, particularly high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Allocations to international equities detracted from the Portfolio’s relative performance as those markets ended the year slightly negative for US-dollar-based investors. The Portfolio’s overweight in stocks was reduced throughout the year, as their risk/reward profile became less attractive. Small gains across the US stock and bond markets drove the Portfolio’s return. The Portfolio’s relative performance benefited from solid returns in its actively managed domestic stock and fixed income segments.

Did the Portfolio use derivatives and how did they affect performance?

Derivatives, in the form of international futures contracts, swaps and options, were used during the year to gain exposure to international equity markets. The effect on the Portfolio was immaterial to performance. At the end of the period no derivatives were being held in the Portfolio.

The Blended Index consists of the S&P 500 Index (60%), the Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Global Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.37%	8.02%	5.10%
MSCI World Index (GD)	-0.32	8.19	5.56

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Global Portfolio returned 2.37%.

The net assets of the Portfolio at December 31, 2015 were $965.3 million.

The Portfolio’s investment objective is long-term growth of capital by investing in stocks, with about half of its assets invested in companies in the United States and half in companies located abroad. The Portfolio’s subadvisers are: Brown Advisory (Brown), LLC, (U.S. growth stocks), T. Rowe Price Associates, Inc. (U.S. value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The MSCI World Index (the Index) returned -0.32%. Trends in monetary policy and economic growth at both the global and local levels were the key drivers of stock prices. Growth trends were mixed, with United States and European recoveries persisting, while emerging economies such as China struggled. European stocks were among the best in developed markets into mid-year as the European Central Bank’s January quantitative easing announcement exceeded expectations, but expectations for further easing in the second half of the year were not realized. Energy markets also had a difficult year, with prices continuing to fall due to a combination of weak emerging market growth, a strengthening US dollar, and oversupply. The year was full of market-moving events, including Greece’s struggle with the European Union, weak crude oil prices, a strong US dollar, China’s economic slowdown and unpegging its currency, and speculation about when the Federal Reserve would raise interest rates.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s four subadvisers added to return relative to the Index, outperforming their respective style-specific target indexes. The international growth sleeve was the top contributor, driven primarily by strong stock selection in the financials and information technology sectors and, geographically, by above-index selection in Australia. The large-cap growth sleeve also added significant value due to strong stock selection in the consumer discretionary, information technology, and materials sectors. The Portfolio was helped by an underexposure to stocks paying a dividend, as faster-growing companies that generally don’t pay dividends were among the best performers for the year.

Did the Portfolio’s use of derivatives affect performance?

None of the four subadvisers use derivative instruments as a principal investment strategy. The types of derivatives employed most often were stock futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of the Portfolio’s currency exposure).

The MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Government Income Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.67%	3.03%	4.34%
Barclays Government Bond Index	0.86	2.77	4.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Government Income Portfolio returned 0.67%.

The net assets of the Portfolio at December 31, 2015 were $231.8 million.

The Portfolio’s investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

In December, the Federal Reserve (the Fed) raised the federal funds rate, a move that had been widely anticipated and had already been priced into the market. Given that it would be the first rate increase in nearly 10 years, the Fed had gone to great lengths during 2015 to communicate its intentions. As a result, price movement and volatility within the bond market were subdued in the wake of the December rate hike. Fed policymakers also reiterated their intention to raise rates slowly. As the Fed began the process of normalizing short-term interest rates, 10-year Treasury yields drifted higher. They ended the year at 2.27%, not far from 2.17%, where they stood a year earlier.

During the reporting period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. Accordingly, commodity producers and exporters began to make structural adjustments.

What strategies or holdings affected the Portfolio’s performance?

During the period, security selection was a strong driver of the Portfolio’s performance, highlighted by positions among commercial mortgage-backed securities (CMBS), mortgage-backed securities, and Treasury securities.

The Portfolio was hurt by its sector allocations, with its overweight in CMBS the largest detractor from performance. Opportunistically underweighting and overweighting mortgage-backed securities during the year contributed positively to performance.

The Portfolio’s US yield curve flattening bias detracted from performance as the yield curve steepened during the second quarter. This positioning then contributed positively as the yield curve flattened during the remainder of the year. The Portfolio’s tactical long-duration position relative to its benchmark added to results (duration measures the approximate price change of a bond portfolio for a given change in interest rates).

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s tactical duration strategies and yield curve positioning were partially implemented via interest rate swaps, options, and futures, which detracted from performance during the period.

The Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.18%	12.27%	7.03%
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Stock Index Portfolio returned 1.18%.

The net assets of the Portfolio at December 31, 2015 were $3,010.1 million.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Equity market performance for the full year was weak. Small and midcap indices ended the year in the red. The S&P 500 was up a modest 1.39% on a total return basis, but on a price performance basis was negative for the year. Investors were responding to a multitude of concerns. Chief among these are economic concerns. Economic growth outside the United States is anemic. Within the United States, investors have been concerned about the effects of rising interest rates and sluggish earnings growth. As a result, investors have largely avoided risk as evidenced by small cap stocks underperforming large caps, high beta underperforming low beta, and growth outperforming value.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and the return of the benchmark), brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P 500 Index. The Portfolio slightly underperformed the Index.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivative instruments, though not as a principal investment strategy. The Portfolio had a small position in futures contracts on the S&P 500 Index to help enhance liquidity. This exposure slightly detracted from the Portfolio’s performance.

The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$998.70	0.59%	$2.97
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,000.00	0.47%	$2.37
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class I)	Actual	$1,000.00	$992.00	0.47%	$2.36
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class II)	Actual	$1,000.00	$990.00	0.87%	$4.36
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Flexible Managed (Class I)	Actual	$1,000.00	$1,001.70	0.63%	$3.18
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Global (Class I)	Actual	$1,000.00	$979.90	0.82%	$4.09
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Government Income (Class I)	Actual	$1,000.00	$1,005.00	0.50%	$2.53
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55
Stock Index (Class I)	Actual	$1,000.00	$1,001.00	0.32%	$1.61
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 87.7%
COMMON STOCKS — 48.3%	Shares	Value (Note 2)
Aerospace & Defense — 1.3%
Airbus Group SE (France)	17,491	$1,178,679
Boeing Co. (The)	39,550	5,718,535
General Dynamics Corp.	18,800	2,582,368
Honeywell International, Inc.	48,412	5,014,031
L-3 Communications Holdings, Inc.	5,100	609,501
Lockheed Martin Corp.	16,600	3,604,690
Northrop Grumman Corp.	11,662	2,201,902
Precision Castparts Corp.	8,500	1,972,085
Raytheon Co.	18,800	2,341,164
Rockwell Collins, Inc.	8,200	756,860
Safran SA (France)	2,803	192,575
Textron, Inc.	17,100	718,371
Thales SA (France)	1,173	87,799
United Technologies Corp.	51,200	4,918,784

		31,897,344

Air Freight & Logistics — 0.3%
Bollore SA (France)	8,313	38,736
C.H. Robinson Worldwide, Inc.	9,100	564,382
Expeditors International of Washington, Inc.	12,000	541,200
FedEx Corp.	16,700	2,488,133
Royal Mail PLC (United Kingdom)	18,943	124,075
United Parcel Service, Inc. (Class B Stock)	43,200	4,157,136

		7,913,662

Airlines — 0.3%
American Airlines Group, Inc.	39,500	1,672,825
ANA Holdings, Inc. (Japan)	13,000	37,506
Cathay Pacific Airways Ltd. (Hong Kong)	132,000	227,127
Delta Air Lines, Inc.	49,200	2,493,948
easyJet PLC (United Kingdom)	25,761	660,696
International Consolidated Airlines Group SA (United Kingdom)	9,089	81,467
Japan Airlines Co. Ltd. (Japan)	6,300	225,495
Ryanair Holdings PLC (Ireland), ADR	3,525	304,772
Singapore Airlines Ltd. (Singapore)	3,300	26,002
Southwest Airlines Co.	40,800	1,756,848
United Continental Holdings, Inc.*	23,700	1,358,010

		8,844,696

Auto Components — 0.2%
BorgWarner, Inc.	14,000	605,220
Cie Generale des Etablissements Michelin (France)	1,757	167,237
Delphi Automotive PLC (United Kingdom)	17,600	1,508,848
Goodyear Tire & Rubber Co. (The)	16,300	532,521
Johnson Controls, Inc.	40,500	1,599,345
Koito Manufacturing Co. Ltd. (Japan)	15,600	639,716
NHK Spring Co. Ltd. (Japan)	7,400	74,195
Nokian Renkaat OYJ (Finland)	1,095	39,093
Toyota Industries Corp. (Japan)	1,600	85,557
Valeo SA (France)	782	120,565

		5,372,297

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.5%
Daimler AG (Germany)	16,500	$1,378,648
Fiat Chrysler Automobiles NV (United Kingdom)*	8,468	117,603
Ford Motor Co.	240,885	3,394,070
Fuji Heavy Industries Ltd. (Japan)	22,500	926,916
General Motors Co.	89,100	3,030,291
Harley-Davidson, Inc.(a)	12,000	544,680
Mazda Motor Corp. (Japan)	34,000	701,582
Mitsubishi Motors Corp. (Japan)	6,100	51,609
Nissan Motor Co. Ltd. (Japan)	81,800	856,507
Peugeot SA (France)*	33,256	582,945
Renault SA (France)	1,906	190,783
Suzuki Motor Corp. (Japan)	3,400	103,305
Toyota Motor Corp. (Japan)	16,200	997,580
Volkswagen AG (Germany)	333	51,171

		12,927,690

Banks — 3.2%
Australia & New Zealand Banking Group Ltd. (Australia)	22,458	453,197
Banco Santander SA (Spain)	28,824	141,797
Bank Hapoalim BM (Israel)	125,666	648,688
Bank of America Corp.	647,221	10,892,729
Bank of Queensland Ltd. (Australia)	65,554	661,283
Bank of Yokohama Ltd. (The) (Japan)	13,000	79,685
Bankinter SA (Spain)	5,320	37,726
BB&T Corp.	48,300	1,826,223
Bendigo & Adelaide Bank Ltd. (Australia)	4,344	37,575
BNP Paribas SA (France)	10,102	571,547
BOC Hong Kong Holdings Ltd. (Hong Kong)	9,500	28,909
Chiba Bank Ltd. (The) (Japan)	8,000	56,770
Citigroup, Inc.	186,085	9,629,899
Comerica, Inc.	11,000	460,130
Commonwealth Bank of Australia (Australia)	26,154	1,616,954
Credit Agricole SA (France)	10,131	119,386
DNB ASA (Norway)	45,085	555,502
Fifth Third Bancorp	49,621	997,382
Fukuoka Financial Group, Inc. (Japan)	7,000	34,710
Hiroshima Bank Ltd. (The) (Japan)	5,000	28,419
HSBC Holdings PLC (United Kingdom)	234,842	1,853,904
Huntington Bancshares, Inc.	47,736	527,960
Intesa Sanpaolo SpA (Italy)	122,020	405,231
Intesa Sanpaolo SpA (Italy), RSP	10,665	32,579
Japan Post Bank Co. Ltd. (Japan)*	3,900	56,783
Joyo Bank Ltd. (The) (Japan)	6,000	28,373
JPMorgan Chase & Co.	229,445	15,150,253
KBC Groep NV (Belgium)	14,972	936,147
KeyCorp	48,500	639,715
Kyushu Financial Group, Inc. (Japan)*	3,300	23,255
M&T Bank Corp.	9,700	1,175,446
Mitsubishi UFJ Financial Group, Inc. (Japan)	125,100	774,901

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Mizuho Financial Group, Inc. (Japan)	600,000	$1,200,000
Nordea Bank AB (Sweden)	26,425	289,929
People’s United Financial, Inc.(a)	19,100	308,465
PNC Financial Services Group, Inc. (The)	31,833	3,034,003
Regions Financial Corp.	77,303	742,109
Resona Holdings, Inc. (Japan)	133,500	648,308
Societe Generale SA (France)	10,101	465,478
Sumitomo Mitsui Financial Group, Inc. (Japan)	31,000	1,169,973
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	32,000	121,195
SunTrust Banks, Inc.	31,800	1,362,312
Suruga Bank Ltd. (Japan)	1,800	37,095
Swedbank AB (Sweden) (Class A Stock)	8,788	193,543
U.S. Bancorp	102,385	4,368,768
United Overseas Bank Ltd. (Singapore)	12,200	168,199
Wells Fargo & Co.	289,764	15,751,571
Westpac Banking Corp. (Australia)	31,553	764,836
Zions Bancorporation	12,850	350,805

		81,459,647

Beverages — 1.1%
Anheuser-Busch InBev NV (Belgium)	6,824	849,233
Brown-Forman Corp. (Class B Stock)	6,850	680,068
Coca-Cola Co. (The)	242,701	10,426,435
Coca-Cola Enterprises, Inc.	13,400	659,816
Constellation Brands, Inc. (Class A Stock)	10,800	1,538,352
Diageo PLC (United Kingdom)	12,539	342,414
Dr. Pepper Snapple Group, Inc.	12,000	1,118,400
Heineken Holding NV (Netherlands)	8,686	668,710
Heineken NV (Netherlands)	8,910	759,287
Molson Coors Brewing Co. (Class B Stock)	9,900	929,808
Monster Beverage Corp.*	9,400	1,400,224
PepsiCo, Inc.	91,307	9,123,395
Pernod Ricard SA (France)	2,018	230,143
SABMiller PLC (United Kingdom)	4,796	286,918
Treasury Wine Estates Ltd. (Australia)	6,387	38,348

		29,051,551

Biotechnology — 1.6%
AbbVie, Inc.	102,400	6,066,176
Actelion Ltd. (Switzerland)*	997	138,527
Alexion Pharmaceuticals, Inc.*	14,000	2,670,500
Amgen, Inc.	47,287	7,676,099
Baxalta, Inc.	33,800	1,319,214
Biogen, Inc.*	13,960	4,276,646
Celgene Corp.*	48,900	5,856,264
CSL Ltd. (Australia)	2,366	180,382
Gilead Sciences, Inc.	91,300	9,238,647
Grifols SA (Spain)	1,224	56,576

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*	4,840	$2,627,491
Vertex Pharmaceuticals, Inc.*(a)	15,300	1,925,199

		42,031,721

Building Products — 0.1%
Allegion PLC	6,433	424,063
Asahi Glass Co. Ltd. (Japan)(a)	21,000	120,306
Daikin Industries Ltd. (Japan)	2,300	167,490
LIXIL Group Corp. (Japan)	2,600	57,745
Masco Corp.	21,400	605,620

		1,375,224

Capital Markets — 1.0%
3i Group PLC (United Kingdom)	9,460	67,013
Affiliated Managers Group, Inc.*	3,400	543,184
Ameriprise Financial, Inc.	11,120	1,183,390
Bank of New York Mellon Corp. (The)	68,458	2,821,839
BlackRock, Inc.	8,000	2,724,160
Charles Schwab Corp. (The)	74,050	2,438,467
E*TRADE Financial Corp.*	17,620	522,257
Franklin Resources, Inc.	24,300	894,726
Goldman Sachs Group, Inc. (The)	25,200	4,541,796
Invesco Ltd.	27,100	907,308
Investec PLC (South Africa)	5,386	37,977
Legg Mason, Inc.	7,000	274,610
Macquarie Group Ltd. (Australia)	2,863	171,273
Mediobanca SpA (Italy)	6,985	66,959
Morgan Stanley	94,180	2,995,866
Nomura Holdings, Inc. (Japan)	33,900	188,825
Northern Trust Corp.	13,600	980,424
Partners Group Holding AG (Switzerland)	153	55,024
State Street Corp.	25,300	1,678,908
T. Rowe Price Group, Inc.	16,000	1,143,840
UBS Group AG (Switzerland)	34,802	675,140

		24,912,986

Chemicals — 1.1%
Air Products & Chemicals, Inc.	12,000	1,561,320
Airgas, Inc.	4,500	622,440
Asahi Kasei Corp. (Japan)	109,000	737,070
BASF SE (Germany)	1,157	88,138
CF Industries Holdings, Inc.	15,200	620,312
Daicel Corp. (Japan)	54,500	811,064
Dow Chemical Co. (The)	71,631	3,687,564
E.I. du Pont de Nemours & Co.	55,920	3,724,272
Eastman Chemical Co.	9,200	621,092
Ecolab, Inc.	16,500	1,887,270
EMS-Chemie Holding AG (Switzerland)	76	33,447
Evonik Industries AG (Germany)	582	19,251
FMC Corp.	8,200	320,866
Incitec Pivot Ltd. (Australia)	15,818	45,199
International Flavors & Fragrances, Inc.	5,000	598,200
K+S AG (Germany)	5,025	128,094
Kuraray Co. Ltd. (Japan)(a)	3,300	39,972

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	23,100	$2,007,390
Mitsubishi Chemical Holdings Corp. (Japan)	13,600	86,288
Mitsubishi Gas Chemical Co., Inc. (Japan)	37,000	189,200
Mitsui Chemicals, Inc. (Japan)	8,000	35,480
Monsanto Co.	27,294	2,689,005
Mosaic Co. (The)	20,800	573,872
PPG Industries, Inc.	16,800	1,660,176
Praxair, Inc.	17,700	1,812,480
Sherwin-Williams Co. (The)	4,900	1,272,040
Teijin Ltd. (Japan)	32,000	109,052
Toray Industries, Inc. (Japan)	4,000	37,170
Yara International ASA (Norway)	17,769	764,214

		26,781,938

Commercial Services & Supplies — 0.2%
ADT Corp. (The)	10,500	346,290
Cintas Corp.	6,000	546,300
Pitney Bowes, Inc.	12,100	249,865
Republic Services, Inc.	15,465	680,305
Secom Co. Ltd. (Japan)	2,000	135,539
Securitas AB (Sweden) (Class B Stock)	2,984	45,628
Stericycle, Inc.*	5,300	639,180
Tyco International PLC	26,100	832,329
Waste Management, Inc.	26,142	1,395,199

		4,870,635

Communications Equipment — 0.6%
Cisco Systems, Inc.	314,400	8,537,532
F5 Networks, Inc.*	4,500	436,320
Harris Corp.	8,000	695,200
Juniper Networks, Inc.	22,500	621,000
Motorola Solutions, Inc.	10,289	704,282
QUALCOMM, Inc.	96,700	4,833,550

		15,827,884

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	1,852	54,185
Bouygues SA (France)	1,938	76,843
CIMIC Group Ltd. (Australia)	938	16,454
Ferrovial SA (Spain)	4,254	96,197
Fluor Corp.(a)	8,800	415,536
Jacobs Engineering Group, Inc.*	7,700	323,015
Obayashi Corp. (Japan)	75,000	692,040
Quanta Services, Inc.*	12,500	253,125
Shimizu Corp. (Japan)	7,000	57,080
Skanska AB (Sweden) (Class B Stock)	33,096	641,851
Taisei Corp. (Japan)	19,000	125,153
Vinci SA (France)	4,676	299,709

		3,051,188

Construction Materials — 0.1%
LafargeHolcim Ltd. (Switzerland)	4,116	206,108
Martin Marietta Materials, Inc.	4,300	587,294

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Taiheiyo Cement Corp. (Japan)	9,000	$26,283
Vulcan Materials Co.	8,200	778,754

		1,598,439

Consumer Finance — 0.4%
American Express Co.	52,600	3,658,330
Capital One Financial Corp.	33,561	2,422,433
Discover Financial Services	26,940	1,444,523
Navient Corp.	22,600	258,770
Provident Financial PLC (United Kingdom)	1,886	93,513
Synchrony Financial*	51,372	1,562,223

		9,439,792

Containers & Packaging — 0.1%
Avery Dennison Corp.	6,100	382,226
Ball Corp.	8,500	618,205
Owens-Illinois, Inc.*	9,400	163,748
Rexam PLC (United Kingdom)	6,646	59,280
Sealed Air Corp.	13,100	584,260
WestRock Co.	16,844	768,423

		2,576,142

Distributors
Genuine Parts Co.	9,500	815,955

Diversified Consumer Services
H&R Block, Inc.	14,100	469,671

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc. (Class B Stock)*	116,900	15,435,476
CME Group, Inc.	20,900	1,893,540
Groupe Bruxelles Lambert SA (Belgium)	924	79,065
Intercontinental Exchange, Inc.	6,871	1,760,762
Investment AB Kinnevik (Sweden) (Class B Stock)	2,240	68,995
Investor AB (Sweden) (Class B Stock)	20,485	752,828
Leucadia National Corp.	18,600	323,454
McGraw Hill Financial, Inc.	16,900	1,666,002
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,700	24,187
Moody’s Corp.(a)	10,900	1,093,706
Nasdaq, Inc.	7,800	453,726
ORIX Corp. (Japan)	67,500	946,921

		24,498,662

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	383,138	13,183,779
BT Group PLC (United Kingdom)	80,907	561,787
CenturyLink, Inc.	35,236	886,538
Frontier Communications Corp.(a)	64,390	300,701
Level 3 Communications, Inc.*	17,700	962,172
Nippon Telegraph & Telephone Corp. (Japan)	28,000	1,114,347
Orange SA (France)	54,049	904,014
PCCW Ltd. (Hong Kong)	47,000	27,474
Spark New Zealand Ltd. (New Zealand)	235,341	529,907

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telecom Italia SpA (Italy)*(a)	112,060	$142,016
Telecom Italia SpA (Italy) RSP	56,883	58,381
Telefonica SA (Spain)	43,293	480,292
Verizon Communications, Inc.	252,676	11,678,685

		30,830,093

Electric Utilities — 0.9%
American Electric Power Co., Inc.	30,360	1,769,077
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	6,000	55,433
Chubu Electric Power Co., Inc. (Japan)	6,100	83,532
Chugoku Electric Power Co., Inc. (The) (Japan)	2,200	29,047
Duke Energy Corp.	42,561	3,038,430
Edison International	20,200	1,196,042
EDP-Energias de Portugal SA (Portugal)	3,624	13,059
Electricite de France SA (France)	43,045	633,948
Endesa SA (Spain)(a)	25,880	519,923
Entergy Corp.	11,300	772,468
Eversource Energy	19,600	1,000,972
Exelon Corp.	56,813	1,577,697
FirstEnergy Corp.	25,706	815,651
Fortum OYJ (Finland)	48,236	726,748
Hokuriku Electric Power Co. (Japan)	2,200	32,513
Kansai Electric Power Co., Inc. (The) (Japan)*	6,600	79,133
Kyushu Electric Power Co., Inc. (Japan)*	4,800	52,316
NextEra Energy, Inc.	28,500	2,960,865
Pepco Holdings, Inc.	14,700	382,347
Pinnacle West Capital Corp.	7,400	477,152
PPL Corp.	41,400	1,412,982
Red Electrica Corp. SA (Spain)	1,039	86,788
Shikoku Electric Power Co., Inc. (Japan)	2,300	35,929
Southern Co. (The)	56,200	2,629,598
Tohoku Electric Power Co., Inc. (Japan)	5,300	66,257
Tokyo Electric Power Co., Inc. (Japan)*	16,500	95,011
Xcel Energy, Inc.	31,310	1,124,342

		21,667,260

Electrical Equipment — 0.2%
AMETEK, Inc.	14,900	798,491
Eaton Corp. PLC	28,937	1,505,882
Emerson Electric Co.	40,600	1,941,898
Fuji Electric Co. Ltd. (Japan)	6,000	25,163
OSRAM Licht AG (Germany)	991	41,403
Rockwell Automation, Inc.	8,500	872,185
Vestas Wind Systems A/S (Denmark)	15,925	1,112,183

		6,297,205

Electronic Equipment, Instruments & Components — 0.3%
Alps Electric Co. Ltd. (Japan)	21,700	588,461
Amphenol Corp. (Class A Stock)	19,300	1,008,039

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Corning, Inc.	75,800	$1,385,624
FLIR Systems, Inc.	8,000	224,560
Ibiden Co. Ltd. (Japan)	1,200	17,204
Ingenico Group SA (France)	521	65,761
Murata Manufacturing Co. Ltd. (Japan)	7,200	1,035,945
TDK Corp. (Japan)	1,200	76,853
TE Connectivity Ltd. (Switzerland)	25,000	1,615,250
Yokogawa Electric Corp. (Japan)	57,500	691,492

		6,709,189

Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	27,298	1,259,803
Cameron International Corp.*	12,300	777,360
Diamond Offshore Drilling, Inc.	2,700	56,970
Ensco PLC (Class A Stock)	12,300	189,297
FMC Technologies, Inc.*	14,300	414,843
Halliburton Co.	52,900	1,800,716
Helmerich & Payne, Inc.(a)	6,700	358,785
National Oilwell Varco, Inc.(a)	24,300	813,807
Petrofac Ltd. (United Kingdom)	2,483	29,125
Schlumberger Ltd.	78,118	5,448,730
Transocean Ltd.(a)	18,500	229,030
Transocean Ltd. (SWX)(a)	4,113	51,415

		11,429,881

Food & Staples Retailing — 1.1%
Casino Guichard Perrachon SA (France)(a)	554	25,451
Costco Wholesale Corp.	27,200	4,392,800
CVS Health Corp.	68,948	6,741,046
ICA Gruppen AB (Sweden)(a)	17,873	649,082
J. Sainsbury PLC (United Kingdom)	173,284	659,905
Kroger Co. (The)	60,092	2,513,648
METRO AG (Germany)	21,652	689,779
Sysco Corp.	33,000	1,353,000
Wal-Mart Stores, Inc.	97,600	5,982,880
Walgreens Boots Alliance, Inc.(a)	53,800	4,581,339
Wesfarmers Ltd. (Australia)	32,281	973,208
Whole Foods Market, Inc.(a)	22,800	763,800

		29,325,938

Food Products — 0.9%
Archer-Daniels-Midland Co.	37,726	1,383,790
Campbell Soup Co.(a)	11,000	578,050
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	1	74,501
ConAgra Foods, Inc.	26,300	1,108,808
General Mills, Inc.	37,000	2,133,420
Hershey Co. (The)	9,100	812,357
Hormel Foods Corp.(a)	8,300	656,364
J.M. Smucker Co. (The)	7,400	912,716
Kellogg Co.	15,800	1,141,866
Kerry Group PLC (Ireland) (Class A Stock)	1,516	125,434
Keurig Green Mountain, Inc.(a)	7,800	701,844
Kraft Heinz Co. (The)(a)	36,817	2,678,805
McCormick & Co., Inc.	7,500	641,700
Mead Johnson Nutrition Co.	12,667	1,000,059

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
MEIJI Holdings Co. Ltd. (Japan)	900	$74,340
Mondelez International, Inc. (Class A Stock)	99,653	4,468,440
Nestle SA (Switzerland)	22,165	1,645,424
NH Foods Ltd. (Japan)	2,000	39,200
Tyson Foods, Inc. (Class A Stock)(a)	18,800	1,002,604
Wilmar International Ltd. (Singapore)	320,500	661,298

		21,841,020

Gas Utilities
AGL Resources, Inc.	7,739	493,825
Gas Natural SDG SA (Spain)	3,111	63,441

		557,266

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	92,200	4,140,702
Baxter International, Inc.	33,700	1,285,655
Becton, Dickinson & Co.	13,278	2,046,007
Boston Scientific Corp.*(a)	83,067	1,531,756
C.R. Bard, Inc.	4,600	871,424
DENTSPLY International, Inc.	8,700	529,395
Edwards Lifesciences Corp.*	13,600	1,074,128
Hoya Corp. (Japan)	4,000	163,570
Intuitive Surgical, Inc.*	2,300	1,256,168
Medtronic PLC	87,490	6,729,731
St. Jude Medical, Inc.	17,900	1,105,683
Stryker Corp.	19,600	1,821,624
Varian Medical Systems, Inc.*	6,200	500,960
Zimmer Biomet Holdings, Inc.	10,700	1,097,713

		24,154,516

Health Care Providers & Services — 1.2%
Aetna, Inc.(a)	21,569	2,332,040
Alfresa Holdings Corp. (Japan)	1,200	23,700
AmerisourceBergen Corp.	12,900	1,337,859
Anthem, Inc.	16,200	2,258,928
Cardinal Health, Inc.	20,250	1,807,718
Cigna Corp.	16,100	2,355,913
DaVita HealthCare Partners, Inc.*	10,700	745,897
Express Scripts Holding Co.*	41,849	3,658,021
Fresenius SE & Co. KGaA (Germany)	3,539	252,092
HCA Holdings, Inc.*	19,800	1,339,074
Henry Schein, Inc.*	5,200	822,588
Humana, Inc.	9,200	1,642,292
Laboratory Corp. of America Holdings*	6,200	766,568
McKesson Corp.	14,430	2,846,029
Medipal Holdings Corp. (Japan)	3,100	52,837
Miraca Holdings, Inc. (Japan)	600	26,401
Patterson Cos., Inc.(a)	5,400	244,134
Quest Diagnostics, Inc.(a)	8,900	633,146
Ryman Healthcare Ltd. (New Zealand)	4,388	25,466
Sonic Healthcare Ltd. (Australia)	27,377	354,453
Suzuken Co. Ltd. (Japan)	910	34,582
Tenet Healthcare Corp.*	5,650	171,195

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	59,500	$6,999,580
Universal Health Services, Inc. (Class B Stock)	5,700	681,093

		31,411,606

Health Care Technology
Cerner Corp.*	19,100	1,149,247

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	28,800	1,569,024
Carnival PLC	1,748	99,577
Chipotle Mexican Grill, Inc.*	1,950	935,708
Darden Restaurants, Inc.	7,650	486,846
Flight Centre Travel Group Ltd. (Australia)(a)	23,079	665,614
Marriott International, Inc. (Class A Stock)(a)	12,728	853,285
McDonald’s Corp.	58,300	6,887,562
Royal Caribbean Cruises Ltd.	10,800	1,093,068
Sodexo SA (France)	896	87,537
Starbucks Corp.	91,800	5,510,754
Starwood Hotels & Resorts Worldwide, Inc.	10,600	734,368
TUI AG (Germany)	5,011	89,472
Wyndham Worldwide Corp.	7,520	546,328
Wynn Resorts Ltd.(a)	5,000	345,950
Yum! Brands, Inc.	26,700	1,950,435

		21,855,528

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	89,711	826,666
D.R. Horton, Inc.	20,200	647,006
Electrolux AB (Sweden) (Class B Stock)	5,640	136,079
Garmin Ltd.	7,000	260,190
Harman International Industries, Inc.	4,700	442,787
Iida Group Holdings Co. Ltd. (Japan)	1,600	29,654
Leggett & Platt, Inc.	8,200	344,564
Lennar Corp. (Class A Stock)(a)	11,000	538,010
Mohawk Industries, Inc.*	4,200	795,438
Newell Rubbermaid, Inc.(a)	16,714	736,753
Nikon Corp. (Japan)(a)	20,100	269,209
Persimmon PLC (United Kingdom)*	2,846	84,906
PulteGroup, Inc.(a)	18,222	324,716
Rinnai Corp. (Japan)	400	35,441
Sekisui House Ltd. (Japan)	5,800	97,520
Taylor Wimpey PLC (United Kingdom)	286,100	855,262
Whirlpool Corp.	4,826	708,795

		7,132,996

Household Products — 0.9%
Church & Dwight Co., Inc.	6,200	526,256
Clorox Co. (The)	8,100	1,027,323
Colgate-Palmolive Co.	55,700	3,710,734
Kimberly-Clark Corp.	22,600	2,876,980
Procter & Gamble Co. (The)	169,025	13,422,275

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Reckitt Benckiser Group PLC (United Kingdom)	6,225	$575,980
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	33,975	984,600

		23,124,148

Independent Power & Renewable Electricity Producers
AES Corp.	39,500	378,015
Electric Power Development Co. Ltd. (Japan)	1,600	56,987
NRG Energy, Inc.	18,200	214,214

		649,216

Industrial Conglomerates — 1.2%
3M Co.	38,700	5,829,768
CK Hutchison Holdings Ltd. (Hong Kong)	70,916	953,248
Danaher Corp.	36,800	3,417,984
General Electric Co.	586,530	18,270,409
Hopewell Holdings Ltd. (Hong Kong)	90,500	324,221
Keppel Corp. Ltd. (Singapore)	16,700	76,289
Roper Technologies, Inc.	6,300	1,195,677
Siemens AG (Germany)	1,865	180,432

		30,248,028

Insurance — 1.4%
ACE Ltd.	20,100	2,348,685
Aflac, Inc.	26,700	1,599,330
Ageas (Belgium)	1,939	89,997
AIA Group Ltd. (Hong Kong)	5,200	31,070
Allianz SE (Germany)	9,295	1,638,513
Allstate Corp. (The)	24,800	1,539,832
American International Group, Inc.	78,739	4,879,456
Aon PLC	17,300	1,595,233
Assurant, Inc.	4,300	346,322
AXA SA (France)	18,737	511,965
Baloise Holding AG (Switzerland)	1,180	149,551
Chubb Corp. (The)	14,100	1,870,224
Cincinnati Financial Corp.	9,037	534,719
CNP Assurances (France)	1,646	22,204
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	10,300	171,368
Direct Line Insurance Group PLC (United Kingdom)	13,241	79,369
Hannover Rueck SE (Germany)	8,231	939,899
Hartford Financial Services Group, Inc. (The)	25,800	1,121,268
Japan Post Holdings Co. Ltd. (Japan)*	4,300	66,721
Legal & General Group PLC (United Kingdom)	188,652	744,407
Lincoln National Corp.	16,018	805,065
Loews Corp.	18,575	713,280
Marsh & McLennan Cos., Inc.	32,800	1,818,760
Medibank Pvt. Ltd. (Australia)	26,782	41,761
MetLife, Inc.	69,100	3,331,311
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	3,696	736,384
NN Group NV (Netherlands)	6,175	217,873

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Old Mutual PLC (United Kingdom)	34,657	$91,171
Principal Financial Group, Inc.	16,900	760,162
Progressive Corp. (The)	36,200	1,151,160
RSA Insurance Group PLC (United Kingdom)	9,703	60,900
Sampo OYJ (Finland) (Class A Stock)	4,230	214,810
SCOR SE (France)	1,479	55,341
Swiss Life Holding AG (Switzerland)*	688	185,313
Swiss Re AG (Switzerland)	8,310	811,607
Torchmark Corp.	7,825	447,277
Travelers Cos., Inc. (The)	19,235	2,170,862
UnipolSai SpA (Italy)	247,642	630,030
Unum Group	15,310	509,670
XL Group PLC (Ireland)	19,400	760,092

		35,792,962

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	24,060	16,261,913
Expedia, Inc.	6,750	839,025
Netflix, Inc.*	26,350	3,013,913
Priceline Group, Inc. (The)*	3,180	4,054,341
TripAdvisor, Inc.*(a)	6,950	592,488

		24,761,680

Internet Software & Services — 1.9%
Akamai Technologies, Inc.*	11,100	584,193
Alphabet, Inc. (Class A Stock)*	18,200	14,159,782
Alphabet, Inc. (Class C Stock)*	18,603	14,117,444
eBay, Inc.*	69,300	1,904,364
Facebook, Inc. (Class A Stock)*	141,000	14,757,060
Mixi, Inc. (Japan)	500	18,702
VeriSign, Inc.*(a)	6,400	559,104
Yahoo Japan Corp. (Japan)	13,500	54,876
Yahoo!, Inc.*	53,500	1,779,410

		47,934,935

IT Services — 1.6%
Accenture PLC (Class A Stock)	38,600	4,033,700
Alliance Data Systems Corp.*	3,940	1,089,686
Amadeus IT Holding SA (Spain) (Class A Stock)	4,113	181,280
Atos SE (France)	963	80,846
Automatic Data Processing, Inc.	28,800	2,439,936
Cap Gemini SA (France)	6,177	573,140
Cognizant Technology Solutions Corp. (Class A Stock)*	37,700	2,262,754
CSRA, Inc.	8,700	261,000
Fidelity National Information Services, Inc.	17,600	1,066,560
Fiserv, Inc.*	14,600	1,335,316
International Business Machines Corp.	55,800	7,679,196
MasterCard, Inc. (Class A Stock)	61,700	6,007,112
Obic Co. Ltd. (Japan)	600	31,761
Paychex, Inc.	20,200	1,068,378
PayPal Holdings, Inc.*	68,100	2,465,220
Teradata Corp.*(a)	8,400	221,928

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Total System Services, Inc.	11,096	$552,581
Visa, Inc. (Class A Stock)(a)	120,700	9,360,285
Western Union Co. (The)(a)	30,410	544,643
Xerox Corp.	58,163	618,273

		41,873,595

Leisure Products
Bandai Namco Holdings, Inc. (Japan)	1,700	35,916
Hasbro, Inc.(a)	6,900	464,784
Mattel, Inc.(a)	20,351	552,937
Shimano, Inc. (Japan)	700	107,491

		1,161,128

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	20,614	861,871
Illumina, Inc.*	8,800	1,689,116
Lonza Group AG (Switzerland)*	516	83,920
PerkinElmer, Inc.	7,600	407,132
QIAGEN NV*	2,705	73,317
Thermo Fisher Scientific, Inc.	25,100	3,560,435
Waters Corp.*	5,200	699,816

		7,375,607

Machinery — 0.6%
Amada Holdings Co. Ltd. (Japan)	2,600	24,811
Atlas Copco AB (Sweden) (Class B Stock)	3,787	87,065
Caterpillar, Inc.(a)	36,900	2,507,724
Cummins, Inc.	10,400	915,304
Deere & Co.	19,300	1,472,011
Dover Corp.	10,100	619,231
FANUC Corp. (Japan)	1,800	310,122
Flowserve Corp.	8,300	349,264
Hoshizaki Electric Co. Ltd. (Japan)	400	24,866
Illinois Tool Works, Inc.	20,400	1,890,672
Ingersoll-Rand PLC	16,400	906,756
JTEKT Corp. (Japan)	2,400	39,283
Kawasaki Heavy Industries Ltd. (Japan)	16,000	59,198
Kone OYJ (Finland) (Class B Stock)	3,255	137,821
Kubota Corp. (Japan)	11,000	169,935
Makita Corp. (Japan)	1,100	63,389
Minebea Co. Ltd. (Japan)	3,000	25,686
Mitsubishi Heavy Industries Ltd. (Japan)	29,000	126,803
NGK Insulators Ltd. (Japan)	10,000	225,402
PACCAR, Inc.	21,943	1,040,098
Parker Hannifin Corp.	8,765	850,030
Pentair PLC (United Kingdom)(a)	11,577	573,409
Schindler Holding AG (Switzerland)	1,501	253,127
Schindler Holding AG (Switzerland) (Part. Cert.)	431	72,106
SMC Corp. (Japan)	500	129,867
Snap-on, Inc.	3,600	617,148
Stanley Black & Decker, Inc.	9,697	1,034,961
Xylem, Inc.(a)	11,600	423,400
Yangzijiang Shipbuilding Holdings Ltd. (China)	25,000	19,314

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Zardoya Otis SA (Spain)	1,752	$20,490

		14,989,293

Marine — 0.1%
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	45	57,947
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	417	543,895
Kuehne + Nagel International AG (Switzerland)	4,961	679,653
Mitsui OSK Lines Ltd. (Japan)	8,000	20,178
Nippon Yusen K.K. (Japan)	44,000	106,643

		1,408,316

Media — 1.4%
Cablevision Systems Corp. (Class A Stock)	13,600	433,840
CBS Corp. (Class B Stock)	27,934	1,316,529
Comcast Corp. (Class A Stock)	152,290	8,593,725
Dentsu, Inc. (Japan)	2,100	114,896
Discovery Communications, Inc. (Class A Stock)*(a)	8,500	226,780
Discovery Communications, Inc. (Class C Stock)*(a)	15,300	385,866
Interpublic Group of Cos., Inc. (The)	25,331	589,706
ITV PLC (United Kingdom)	23,617	96,154
News Corp. (Class A Stock)	25,675	343,018
News Corp. (Class B Stock)(a)	4,800	67,008
Omnicom Group, Inc.	15,200	1,150,032
RTL Group SA (Luxembourg)	287	23,900
Scripps Networks Interactive, Inc. (Class A Stock)(a)	6,100	336,781
TEGNA, Inc.	13,800	352,176
Time Warner Cable, Inc.	17,514	3,250,423
Time Warner, Inc.	50,466	3,263,636
Toho Co. Ltd. (Japan)	1,100	30,439
Twenty-First Century Fox, Inc. (Class A Stock)	75,500	2,050,580
Twenty-First Century Fox, Inc. (Class B Stock)	26,700	727,041
Viacom, Inc. (Class B Stock)	21,234	873,992
Walt Disney Co. (The)	96,100	10,098,188
Wolters Kluwer NV (Netherlands)	21,603	725,509

		35,050,219

Metals & Mining — 0.2%
Alcoa, Inc.	80,940	798,878
Anglo American PLC (United Kingdom)	7,831	34,356
Boliden AB (Sweden)	34,435	576,931
Fortescue Metals Group Ltd. (Australia)(a)	434,510	584,737
Freeport-McMoRan, Inc.	70,288	475,850
JFE Holdings, Inc. (Japan)	5,700	89,504
Mitsubishi Materials Corp. (Japan)	78,000	245,673
Newcrest Mining Ltd. (Australia)*	7,260	68,695
Newmont Mining Corp.	30,500	548,695
Nippon Steel & Sumitomo Metal Corp. (Japan)	7,300	144,411

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Nucor Corp.	20,400	$822,120
Rio Tinto PLC (United Kingdom)	11,970	348,512
Sumitomo Metal Mining Co. Ltd. (Japan)	5,000	60,695
voestalpine AG (Austria)	17,692	541,169

		5,340,226

Multi-Utilities — 0.6%
Ameren Corp.	15,000	648,450
CenterPoint Energy, Inc.	23,900	438,804
CMS Energy Corp.	17,000	613,360
Consolidated Edison, Inc.	18,000	1,156,860
Dominion Resources, Inc.	36,732	2,484,553
DTE Energy Co.	11,700	938,223
National Grid PLC (United Kingdom)	95,000	1,310,208
NiSource, Inc.	19,600	382,396
PG&E Corp.	30,300	1,611,657
Public Service Enterprise Group, Inc.	31,300	1,210,997
RWE AG (Germany)	50,403	635,453
SCANA Corp.(a)	8,700	526,263
Sempra Energy	15,019	1,411,936
TECO Energy, Inc.	14,500	386,425
WEC Energy Group, Inc.	19,813	1,016,605

		14,772,190

Multiline Retail — 0.3%
Dollar General Corp.(a)	18,400	1,322,408
Dollar Tree, Inc.*	14,665	1,132,431
J. Front Retailing Co. Ltd. (Japan)	2,700	39,252
Kohl’s Corp.	12,800	609,664
Macy’s, Inc.(a)	20,674	723,177
Marks & Spencer Group PLC (United Kingdom)	15,930	106,066
Next PLC (United Kingdom)	1,386	148,817
Nordstrom, Inc.(a)	8,700	433,347
Ryohin Keikaku Co. Ltd. (Japan)	200	40,502
Takashimaya Co. Ltd. (Japan)	3,000	27,016
Target Corp.	38,900	2,824,529

		7,407,209

Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp.	31,454	1,528,035
Apache Corp.	23,514	1,045,668
BG Group PLC (United Kingdom)	32,406	469,755
BP PLC (United Kingdom)	285,724	1,484,826
Cabot Oil & Gas Corp.	23,800	421,022
Caltex Australia Ltd. (Australia)	3,176	86,812
Chesapeake Energy Corp.(a)	28,000	126,000
Chevron Corp.	116,922	10,518,303
Cimarex Energy Co.	6,200	554,156
Columbia Pipeline Group, Inc.	22,100	442,000
ConocoPhillips	76,277	3,561,373
CONSOL Energy, Inc.(a)	13,800	109,020
Devon Energy Corp.	24,100	771,200
Eni SpA (Italy)	6,945	103,191
EOG Resources, Inc.	34,000	2,406,860
EQT Corp.	9,400	490,022
Exxon Mobil Corp.	259,099	20,196,767

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Galp Energia SGPS SA (Portugal)	30,479	$355,652
Hess Corp.	15,000	727,200
Kinder Morgan, Inc.	111,098	1,657,582
Marathon Oil Corp.	39,682	499,596
Marathon Petroleum Corp.	33,182	1,720,155
Murphy Oil Corp.(a)	10,200	228,990
Neste OYJ (Finland)	1,017	30,354
Newfield Exploration Co.*	10,200	332,112
Noble Energy, Inc.	25,900	852,887
Occidental Petroleum Corp.	47,300	3,197,953
OMV AG (Austria)	11,971	339,802
ONEOK, Inc.(a)	12,900	318,114
Phillips 66	29,638	2,424,388
Pioneer Natural Resources Co.	9,550	1,197,379
Range Resources Corp.(a)	10,300	253,483
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	38,345	868,487
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	23,235	529,550
Southwestern Energy Co.*(a)	22,700	161,397
Spectra Energy Corp.(a)	41,862	1,002,176
Tesoro Corp.	7,800	821,886
Total SA (France)	30,925	1,386,418
Valero Energy Corp.	30,800	2,177,868
Williams Cos., Inc. (The)	42,500	1,092,250

		66,490,689

Paper & Forest Products — 0.1%
International Paper Co.	26,273	990,492
Mondi PLC (South Africa)	33,184	650,435
UPM-Kymmene OYJ (Finland)	36,939	685,788

		2,326,715

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	13,900	1,224,034
Kose Corp. (Japan)	300	27,738
Unilever NV (United Kingdom) CVA	19,172	835,599

		2,087,371

Pharmaceuticals — 3.0%
Allergan PLC*	24,575	7,679,688
Astellas Pharma, Inc. (Japan)	19,800	281,868
AstraZeneca PLC (United Kingdom)	2,715	183,392
Bayer AG (Germany)	4,371	545,899
Bristol-Myers Squibb Co.	103,870	7,145,217
Daiichi Sankyo Co. Ltd. (Japan)	37,300	769,861
Eli Lilly & Co.	60,300	5,080,878
Endo International PLC*	13,000	795,860
GlaxoSmithKline PLC (United Kingdom)	47,123	951,694
Johnson & Johnson	172,448	17,713,859
Mallinckrodt PLC*	7,800	582,114
Merck & Co., Inc.	174,133	9,197,705
Mylan NV*(a)	25,500	1,378,785
Novartis AG (Switzerland)	22,058	1,897,413
Novo Nordisk A/S (Denmark) (Class B Stock)	13,848	801,774
Otsuka Holdings Co. Ltd. (Japan)	26,900	955,728

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Perrigo Co. PLC	9,300	$1,345,710
Pfizer, Inc.	383,270	12,371,956
Roche Holding AG (Switzerland)	9,040	2,505,060
Sanofi (France)	11,243	958,154
Shire PLC (Ireland)	14,412	988,776
Teva Pharmaceutical Industries Ltd. (Israel)	21,298	1,389,501
Zoetis, Inc.	28,500	1,365,720

		76,886,612

Professional Services — 0.1%
Capita PLC (United Kingdom)	6,360	113,161
Dun & Bradstreet Corp. (The)	2,300	239,039
Equifax, Inc.	7,400	824,138
Intertek Group PLC (United Kingdom)	1,572	64,305
Nielsen Holdings PLC	22,800	1,062,480
Randstad Holding NV (Netherlands)	1,419	88,364
Robert Half International, Inc.	8,400	395,976
SGS SA (Switzerland)	131	248,966
Verisk Analytics, Inc.*	9,600	738,048

		3,774,477

Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	26,200	2,540,090
Apartment Investment & Management Co. (Class A Stock)	9,433	377,603
Ascendas Real Estate Investment Trust (Singapore)	23,700	37,983
AvalonBay Communities, Inc.	8,475	1,560,502
Boston Properties, Inc.	9,500	1,211,630
British Land Co. PLC (The) (United Kingdom)	9,051	104,728
CapitaLand Commercial Trust Ltd. (Singapore)	27,000	25,617
Crown Castle International Corp.	20,700	1,789,515
Dexus Property Group (Australia)	9,362	50,781
Equinix, Inc.	3,794	1,147,306
Equity Residential	22,500	1,835,775
Essex Property Trust, Inc.	4,100	981,581
Fonciere Des Regions (France)	288	25,759
General Growth Properties, Inc.	35,800	974,118
GPT Group (The) (Australia)	19,120	66,216
Hammerson PLC (United Kingdom)	81,034	716,374
HCP, Inc.	28,600	1,093,664
Host Hotels & Resorts, Inc.	43,982	674,684
Iron Mountain, Inc.(a)	12,402	334,978
Kimco Realty Corp.	25,500	674,730
Land Securities Group PLC (United Kingdom)	7,604	131,816
Link REIT (Hong Kong)	146,000	870,435
Macerich Co. (The)	8,800	710,072
Nomura Real Estate Master Fund, Inc. (Japan)*	34	42,261
Plum Creek Timber Co., Inc.	10,700	510,604
Prologis, Inc.	32,877	1,411,081
Public Storage	9,300	2,303,610
Realty Income Corp.(a)	15,400	795,102
Segro PLC (United Kingdom)	100,008	632,902

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	19,493	$3,790,219
SL Green Realty Corp.	6,400	723,072
Suntec Real Estate Investment Trust (Singapore)	22,600	24,613
Ventas, Inc.	20,618	1,163,474
Vornado Realty Trust	11,425	1,142,043
Welltower, Inc.	21,800	1,483,054
Weyerhaeuser Co.	32,298	968,294

		32,926,286

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	18,700	646,646
Daiwa House Industry Co. Ltd. (Japan)	23,800	684,163
Deutsche Wohnen AG (Germany)	3,300	91,252
Henderson Land Development Co. Ltd. (Hong Kong)	10,540	64,294
Hysan Development Co. Ltd. (Hong Kong)	6,000	24,514
Kerry Properties Ltd. (Hong Kong)	25,000	68,034
New World Development Co. Ltd. (Hong Kong)	60,000	58,916
Nomura Real Estate Holdings, Inc. (Japan)	1,500	27,828
Sino Land Co. Ltd. (Hong Kong)	34,000	49,530
Swire Properties Ltd. (Hong Kong)	8,800	25,303
Swiss Prime Site AG (Switzerland)*	641	50,060
Tokyu Fudosan Holdings Corp. (Japan)	4,900	30,713
Wharf Holdings Ltd. (The) (Hong Kong)	117,000	645,077
Wheelock & Co. Ltd. (Hong Kong)	119,000	499,346

		2,965,676

Road & Rail — 0.4%
Central Japan Railway Co. (Japan)	1,400	248,547
CSX Corp.	60,800	1,577,760
East Japan Railway Co. (Japan)	2,500	235,415
Hankyu Hanshin Holdings, Inc. (Japan)	13,000	84,499
JB Hunt Transport Services, Inc.	5,600	410,816
Kansas City Southern	6,900	515,223
Norfolk Southern Corp.	18,700	1,581,833
Ryder System, Inc.	3,600	204,588
Union Pacific Corp.	53,700	4,199,340
West Japan Railway Co. (Japan)	1,600	110,597

		9,168,618

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.(a)	19,400	1,073,208
Applied Materials, Inc.(a)	74,200	1,385,314
Avago Technologies Ltd. (Singapore)(a)	16,100	2,336,915
Broadcom Corp. (Class A Stock)	34,550	1,997,681
First Solar, Inc.*	5,100	336,549
Infineon Technologies AG (Germany)	10,715	156,212
Intel Corp.	293,900	10,124,855
KLA-Tencor Corp.(a)	10,000	693,500

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.(a)	9,850	$782,287
Linear Technology Corp.(a)	14,800	628,556
Microchip Technology, Inc.(a)	13,600	632,944
Micron Technology, Inc.*(a)	63,800	903,408
NVIDIA Corp.(a)	31,650	1,043,184
Qorvo, Inc.*	8,707	443,186
Skyworks Solutions, Inc.(a)	11,900	914,277
Texas Instruments, Inc.	63,500	3,480,435
Xilinx, Inc.	16,100	756,217

		27,688,728

Software — 2.0%
Activision Blizzard, Inc.	31,100	1,203,881
Adobe Systems, Inc.*	30,800	2,893,352
Autodesk, Inc.*	14,000	853,020
CA, Inc.	19,764	564,460
Check Point Software Technologies Ltd. (Israel)*(a)	700	56,966
Citrix Systems, Inc.*	9,900	748,935
Electronic Arts, Inc.*	19,300	1,326,296
Intuit, Inc.	17,500	1,688,750
Konami Holdings Corp. (Japan)	6,500	154,730
Microsoft Corp.	497,100	27,579,108
Nexon Co. Ltd. (Japan)	19,400	315,594
Oracle Corp.	201,100	7,346,183
Red Hat, Inc.*	11,400	944,034
salesforce.com, inc.*	38,400	3,010,560
SAP SE (Germany)	9,430	748,304
Symantec Corp.	41,578	873,138

		50,307,311

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	4,800	722,448
AutoNation, Inc.*	5,074	302,715
AutoZone, Inc.*	1,950	1,446,725
Bed Bath & Beyond, Inc.*(a)	10,800	521,100
Best Buy Co., Inc.	19,725	600,626
CarMax, Inc.*(a)	13,100	707,007
GameStop Corp. (Class A Stock)(a)	6,200	173,848
Gap, Inc. (The)(a)	15,100	372,970
Home Depot, Inc. (The)	79,850	10,560,162
Industria de Diseno Textil SA (Spain)	26,712	917,672
L Brands, Inc.	15,906	1,524,113
Lowe’s Cos., Inc.	57,200	4,349,488
Nitori Holdings Co. Ltd. (Japan)	700	58,787
O’Reilly Automotive, Inc.*	6,200	1,571,204
Ross Stores, Inc.	25,600	1,377,536
Shimamura Co. Ltd. (Japan)	200	23,422
Signet Jewelers Ltd.	5,200	643,188
Staples, Inc.	37,049	350,854
Tiffany & Co.	7,000	534,030
TJX Cos., Inc. (The)	41,700	2,956,947
Tractor Supply Co.(a)	8,400	718,200
Urban Outfitters, Inc.*	6,100	138,775
Yamada Denki Co. Ltd. (Japan)	6,500	28,077

		30,599,894

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	348,890	$36,724,161
EMC Corp.	118,950	3,054,636
FUJIFILM Holdings Corp. (Japan)	23,700	989,060
Hewlett Packard Enterprise Co.	111,648	1,697,050
HP, Inc.	111,648	1,321,912
Konica Minolta, Inc. (Japan)	5,200	52,079
NetApp, Inc.	17,800	472,234
SanDisk Corp.(a)	13,000	987,870
Seagate Technology PLC(a)	18,900	692,874
Western Digital Corp.(a)	14,700	882,735

		46,874,611

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)	6,294	610,893
Christian Dior SE (France)	3,612	613,546
Coach, Inc.	17,200	562,956
Fossil Group, Inc.*(a)	2,900	106,024
Hanesbrands, Inc.	25,500	750,465
Michael Kors Holdings Ltd.*	11,800	472,708
NIKE, Inc. (Class B Stock)	84,600	5,287,500
Pandora A/S (Denmark)	4,072	513,413
PVH Corp.	5,100	375,615
Ralph Lauren Corp.	3,800	423,624
Swatch Group AG (The) (Switzerland)	363	24,514
Under Armour, Inc. (Class A Stock)*(a)	11,200	902,832
VF Corp.	21,100	1,313,475

		11,957,565

Tobacco — 0.8%
Altria Group, Inc.	122,300	7,119,083
British American Tobacco PLC (United Kingdom)	17,939	996,231
Imperial Tobacco Group PLC (United Kingdom)	20,693	1,092,962
Japan Tobacco, Inc. (Japan)	21,300	782,003
Philip Morris International, Inc.	95,800	8,421,778
Reynolds American, Inc.	51,238	2,364,634
Swedish Match AB (Sweden)	1,865	65,904

		20,842,595

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Netherlands)*	14,200	612,872
Ashtead Group PLC (United Kingdom)	46,241	761,031
Fastenal Co.(a)	17,900	730,678
ITOCHU Corp. (Japan)	15,400	182,158
Sumitomo Corp. (Japan)	10,700	109,090
United Rentals, Inc.*	6,000	435,240
W.W. Grainger, Inc.(a)	3,800	769,842

		3,600,911

Transportation Infrastructure
Aena SA (Spain), RegS, 144A*	674	77,179
Aeroports de Paris (France)	289	33,631
Atlantia SpA (Italy)	3,899	103,162
Japan Airport Terminal Co. Ltd. (Japan)	400	17,708

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Sydney Airport (Australia)	10,795	$49,682

		281,362

Water Utilities
Severn Trent PLC (United Kingdom)	1,851	59,170

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	48,600	1,262,151
NTT DOCOMO, Inc. (Japan)	13,000	266,651
Vodafone Group PLC (United Kingdom)	250,204	811,358

		2,340,160

TOTAL COMMON STOCKS (cost $580,353,640)		1,233,146,372

EXCHANGE TRADED FUND
iShares MSCI EAFE ETF(a) (cost $445,355)	7,526	442,153

PREFERRED STOCKS 0.1%
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	598	50,032

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany) (PRFC)	1,822	$263,061

		313,093

Banks
Citigroup Capital XIII 7.875%, (Capital Security, fixed to floating preferred)(b)	20,000	519,800

Media — 0.1%
ProSiebenSat.1 Media SE (Germany)	16,781	846,628

TOTAL PREFERRED STOCKS (cost $1,693,804)		1,679,521

	Units
RIGHTS*
Real Estate
Ascendas Real Estate Investment Trust (Singapore), expiring 01/13/16 (cost $0)	888	34

ASSET-BACKED SECURITIES — 4.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%	(b)	04/25/19	310	307,965

Collateralized Loan Obligations — 1.5%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(b)	04/20/25	2,100	2,071,805
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823%	(b)	04/28/26	400	396,084
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%	(b)	10/15/26	2,000	1,983,848
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	1.865%	(b)	04/18/27	250	246,680
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861%	(b)	10/15/26	600	594,066
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%	(b)	10/17/26	250	247,195
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845%	(b)	04/18/27	1,000	989,811
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(b)	07/15/24	1,000	984,518
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(b)	04/17/25	2,200	2,169,107
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.867%	(b)	04/20/26	1,650	1,634,237
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.825%	(b)	10/18/26	250	246,732
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(b)	01/17/26	250	247,104
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.570%	(b)	07/22/20	171	170,478
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791%	(b)	10/15/26	750	742,345
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.784%	(b)	05/05/27	250	246,635
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%		01/25/27	750	731,904
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(b)	04/15/27	250	247,511
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.952%	(b)	05/15/26	250	246,554
Magnetite Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740%	(b)	07/25/26	2,000	1,980,529
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765%	(b)	01/18/27	500	493,079
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2012-12AR, Class BR, 144A	2.420%	(b)	07/25/23	250	247,726
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791%	(b)	04/15/26	500	494,617

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(b)	07/22/25	1,000	$987,586
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5AR, Class AR, 144A	1.812%	(b)	12/15/22	393	390,401
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.620%	(b)	02/20/25	250	246,296
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.795%	(b)	07/17/26	500	495,698
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	495,512
Shackleton CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1, 144A	1.727%	(b)	10/20/23	500	498,792
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(b)	05/07/26	2,500	2,468,193
Shackleton CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.795%	(b)	07/17/26	1,500	1,487,014
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/25	2,600	2,553,501
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(b)	08/17/22	500	491,703
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(b)	10/20/23	900	898,628
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.940%	(b)	01/22/27	1,750	1,734,348
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.817%	(b)	04/20/27	1,500	1,488,262
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(b)	07/15/25	2,200	2,167,720
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947%	(b)	04/20/26	2,500	2,475,839
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(b)	04/15/24	1,500	1,482,745
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817%	(b)	04/20/26	1,300	1,286,995
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	485,790

					39,547,588

Non-Residential Mortgage-Backed Securities — 1.8%
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.131%	(b)	05/15/20	2,700	2,693,118
AmeriCredit Automobile Receivables, Series 2015-4, Class A2B	1.026%	(b)	04/08/19	3,000	3,000,299
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,475	1,463,941
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	4,800	4,740,070
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	3,800	3,752,285
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	2,325	2,343,755
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	2,400	2,396,060
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $1,600,000; purchased 05/13/15)(c)(d)	0.831%	(b)	05/15/20	1,600	1,593,769
Hertz Vehicle Financing LLC, Series 2015-1A, Class A, Private Placement, 144A	2.730%		03/25/21	4,200	4,163,549
Hertz Vehicle Financing LLC, Series 2015-3A, Class A, 144A	2.670%		09/25/21	2,500	2,468,667
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	3,800	3,755,468
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(b)	12/17/18	2,100	2,099,248
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(b)	12/17/18	2,400	2,399,999
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	1,794	1,783,176
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	2,019	1,984,560
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	3,265	3,241,702
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	720	709,612
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,200	1,190,462

					45,779,740

Residential Mortgage-Backed Securities — 0.8%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.072%	(b)	03/25/33	259	244,274
Credit Suisse Mortgage Trust, Series 2015-12R, Class 1A1, 144A	2.402%	(b)	10/30/47	2,500	2,480,155
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.914%	(b)	07/25/35	375	357,840

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1	1.172%	(b)	03/25/34	2,011	$1,920,930
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%	(b)	07/25/34	395	374,455
Fremont Home Loan Trust, Series 2004-2, Class M1	1.277%	(b)	07/25/34	506	438,420
HSBC Home Equity Loan Trust USA, Series 2006-4, Class A4	0.632%	(b)	03/20/36	1,875	1,866,728
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.217%	(b)	06/25/34	527	508,490
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(b)	05/25/33	137	130,163
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(b)	12/27/33	789	761,273
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.322%	(b)	07/25/32	314	301,674
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.697%	(b)	09/25/32	541	532,785
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.187%	(b)	02/25/34	875	812,463
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	1,295	1,276,610
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55	3,268	3,201,555
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45	1,822	1,796,214
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	3,427	3,388,311

					20,392,340

TOTAL ASSET-BACKED SECURITIES (cost $106,431,375)					106,027,633

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG (Germany)	4.250%		05/15/20	203	202,925

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/30/23	673	657,984

Food
Aramark Corp.	3.250%		02/24/21	385	380,724

Healthcare & Pharmaceutical — 0.1%
RPI Finance Trust (Luxembourg)	3.500%		11/09/20	1,180	1,171,956

Retailers
Staples, Inc.	3.500%		02/28/22	595	587,265

Technology — 0.1%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22	1,080	1,065,750
First Data Corp.	3.918%		03/26/18	1,055	1,039,733
Trans Union LLC	3.500%		04/09/21	393	380,817

					2,486,300

Telecommunications
T-Mobile USA, Inc.	3.500%		11/09/22	990	988,763

TOTAL BANK LOANS (cost $6,518,601)					6,475,917

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.2%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	585	585,286
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(b)	04/10/49	2,979	3,065,472
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	800	826,693
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	889,259
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,090	2,138,552
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	3,500	3,499,741
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	792	804,273
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,400	1,381,736
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,000	2,031,933
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,100	2,145,972
Commercial Mortgage Trust, Series 2014-LC17, Class A4	3.648%		10/10/47	5,000	5,090,125

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,700	$1,726,688
Commercial Mortgage Trust, Series 2015-3BP, Class A, 144A	3.178%		02/10/35	1,200	1,175,933
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	2,371	2,424,322
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	2,500	2,499,539
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	3,300	3,335,958
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(b)	12/25/23	1,925	2,025,420
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829%		01/25/25	4,100	4,132,636
Federal National Mortgage Assoc., Series 2015-M10, Class A2	3.092%	(b)	04/25/27	4,700	4,770,707
Federal National Mortgage Assoc., Series 2015-M17, Class A2	3.038%	(b)	11/25/25	3,000	2,979,751
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(b)	05/25/22	20,641	1,541,682
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(b)	06/25/22	5,708	432,079
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(b)	08/25/16	4,532	22,593
FHLMC Multifamily Structured Pass-Through Certificates, Series K503, Class A4	3.161%		05/25/25	1,900	1,915,229
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(b)	05/25/19	16,137	802,447
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(b)	07/25/19	16,977	838,777
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	3,000	2,951,939
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244%		10/10/48	4,800	4,711,872
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,100	1,103,035
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	5,000	4,854,426
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	87	86,614
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,563	1,583,016
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,466,404
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,200	3,161,185
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,700	1,735,421
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,100	1,065,694
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(b)	07/15/40	2,500	2,610,906
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(b)	05/12/39	780	783,011
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.520%	(b)	02/12/39	440	439,672
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.882%	(b)	06/12/46	900	899,849
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,392	1,403,894
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,200	1,181,360
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	4,000	3,997,168
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.779%	(b)	10/15/42	369	368,651
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	652	651,335
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A3	3.540%		12/15/48	5,000	4,996,617
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,377,961
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,200	3,164,279
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,480,510
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.767%	(b)	05/15/43	370	369,867
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	4,178	4,314,689
Wells Fargo Commercial Mortgage Trust, Series 2015-NX53, Class A3	3.354%		09/15/57	4,000	3,958,134

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $111,186,266)					108,773,272

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS — 9.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,585	$1,642,036
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	42	67,320
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	274	449,320
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	690	798,592
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,680	1,672,395
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	290	341,248

					4,970,911

Airlines — 0.2%
American Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		05/01/27	2,582	2,491,362
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	62	63,892
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		06/15/21	67	69,213
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	522	588,719
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	565	594,168
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	363	372,355
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%		08/10/22	291	334,667
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	405	424,963
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	683	723,595

					5,662,934

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	1,890	1,905,133
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,065	1,125,211
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	380	385,060

					3,415,404

Auto Parts & Equipment
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	235	235,255

Banks — 2.8%
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	12/29/49	2,100	2,136,750
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,290	1,454,725
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,330	1,415,399
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	360	354,357
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	745	761,923
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	105	112,907
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	1,700	1,664,178
Bank of America NA, Sub. Notes	5.300%		03/15/17	850	884,234
Bank of America NA, Sub. Notes(a)	6.000%		10/15/36	805	955,704
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	3,325	3,346,523
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/31/49	1,590	1,585,031
Citigroup, Inc., Jr. Sub. Notes	6.125%	(b)	12/31/49	945	963,900
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,730	1,787,817
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	1,125	1,204,948
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	850	1,219,135
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	1,485	1,475,168
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,050	1,041,024
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	595	599,003
Discover Bank, Sub. Notes	7.000%		04/15/20	485	552,213
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/31/49	1,800	1,788,750
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,305	2,548,454

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	1,250	$1,421,526
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	220	262,416
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	765	794,586
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	1,100	1,285,830
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,230	1,349,191
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	920	1,022,818
Intesa Sanpaolo SpA (Italy), Gtd. Notes, MTN	3.125%		01/15/16	1,145	1,145,571
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(b)	12/31/49	1,175	1,180,993
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,036,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	1,660	1,761,001
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,525	3,506,473
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	195	194,963
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,770	1,984,636
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	2,385	2,310,099
Morgan Stanley, Jr. Sub. Notes	5.450%	(b)	12/31/49	640	624,800
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	605	619,681
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%		01/09/17	1,530	1,588,213
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	840	941,112
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	6.375%		07/24/42	640	791,391
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	100	109,653
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	3,050	3,059,970
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	815,600
National City Corp., Sub. Notes	6.875%		05/15/19	2,687	3,035,560
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	1,590	1,579,638
PNC Bank NA, Sub. Notes	3.800%		07/25/23	480	495,038
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	390	445,765
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	665	653,457
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	4,650	4,653,878
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	925	928,300
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	1.950%		04/02/20	2,635	2,593,080
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	915	909,731

					71,953,113

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	1,365	1,385,794
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	140	159,504

					1,545,298

Building Materials — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,154,375; purchased 10/27/14-02/11/15)(c)(d)	5.375%		11/15/24	1,135	1,132,162

Chemicals — 0.2%
Celanese US Holdings LLC, Gtd. Notes(a)	5.875%		06/15/21	1,160	1,223,800
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	445	387,024
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	5	4,520
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	30	43,114
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	955	774,486
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	800	851,039
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	265	267,830
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	860	824,307
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	500	594,659

					4,970,779

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(c)(d)	6.375%		10/15/17	1,198	1,286,493
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(c)(d)	7.000%		10/15/37	390	475,289
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	725	764,875

					2,526,657

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 0.2%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17	2,915	$2,912,528
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	545	544,696
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	455	451,587

					3,908,811

Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	600	599,250
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	12/31/49	475	467,281
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	270	290,770
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	7.250%		02/01/18	1,135	1,252,005
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	891,789
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	1,637	1,670,529
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	167	204,335
General Electric Capital Corp., Gtd. Notes, MTN	6.875%		01/10/39	311	423,915
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16	230	233,163
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	465	429,960
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.250%		02/06/12	1,850	136,438
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18	700	52,500
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	295	310,487
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	680	682,734
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20	2,175	2,133,294

					9,778,450

Electric — 0.4%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%		08/01/16	170	174,439
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%		10/01/36	530	660,379
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%		04/01/36	340	396,489
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series K2	6.950%		03/15/33	300	395,118
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%		12/01/39	145	164,700
Duke Energy Carolinas LLC, First Mortgage	6.050%		04/15/38	530	657,988
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	345	324,300
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22	255	221,850
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%		05/15/35	845	999,247
Eversource Energy, Sr. Unsec’d. Notes	4.500%		11/15/19	605	645,580
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%		10/01/39	1,375	1,390,938
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44	265	266,864
Florida Power & Light Co., First Mortgage	5.950%		10/01/33	380	463,312
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33	140	161,800
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%		08/15/19	545	581,583
NiSource Finance Corp., Gtd. Notes	5.450%		09/15/20	500	548,115
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%		05/15/18	135	151,072
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%		05/01/37	515	622,692
Southern California Edison Co., First Mortgage	3.600%		02/01/45	690	624,902
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%		09/15/41	480	482,249
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%		04/01/17	263	275,686

					10,209,303

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $530,000; purchased 06/19/14)(c)(d)	5.250%		06/27/29	530	255,725

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%		11/01/20	800	784,000

Food
Tyson Foods, Inc., Gtd. Notes	6.600%		04/01/16	785	795,386

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.125%		01/15/24	205	208,844

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $273,386; purchased 10/27/10)(c)(d)	5.400%		11/01/20	275	$303,341
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41	1,270	1,331,885
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18	460	521,617

					2,156,843

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%		11/01/43	45	43,037

Healthcare-Products — 0.3%
Becton Dickinson & Co., Sr. Unsec’d. Notes(a)	3.734%		12/15/24	805	811,863
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	2,515	2,535,548
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	1,065	1,076,547
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%		09/15/18	3,700	3,693,136

					8,117,094

Healthcare-Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	480	576,033
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,050	1,321,985
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	330	311,624
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	260	247,407
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%		08/15/18	900	904,500
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	540	621,077
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	640	728,747
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	1,235	1,247,350
HCA, Inc., Sr. Sec’d. Notes	5.000%		03/15/24	900	897,750
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	350	352,625
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	160	157,028
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	340	321,200
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	4,385	4,442,983
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	440	409,535
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	115	122,334
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	410	522,655

					13,184,833

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	375	379,688

Housewares — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,600	1,694,477

Insurance — 0.8%
ACE INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	705	702,840
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	100	101,613
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	480	523,024
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	125	127,007
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,910	1,766,288
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	990	1,093,274
Chubb Corp. (The), Jr. Sub. Notes(a)	6.375%	(b)	04/15/37	1,260	1,210,016
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%		04/15/22	635	697,366
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	215	244,404
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	910	1,050,769
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	250	195,000
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	876	1,029,942
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	660	827,827
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	505	606,513
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	165	164,661
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	960	1,109,548
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	85	104,509
MetLife, Inc., Sr. Unsec’d. Notes	6.750%		06/01/16	270	276,185
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	650	833,905

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(b)	10/16/44	1,505	$1,572,725
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	350	420,523
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	640	714,577
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	695	1,009,598
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	105	102,340
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	715	713,212
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	570	515,877
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,430	1,768,022
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	660	665,343
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	315	346,463
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	575	639,177

					21,132,548

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	955	1,021,850
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	496,667
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	795,628
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,700	2,954,019
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	403,293

					5,671,457

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,100	1,163,250
SPX Flow, Inc., Gtd. Notes	6.875%		09/01/17	810	860,625
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,060	1,126,722

					3,150,597

Media — 0.5%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	250	278,697
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	35	41,390
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,594,061
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	900	947,250
CBS Corp., Gtd. Notes	4.850%		07/01/42	115	103,217
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%		05/01/25	720	716,400
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	630	636,508
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	760	761,246
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	200	197,047
Comcast Cable Holdings LLC, Gtd. Notes	9.875%		06/15/22	1,440	1,909,619
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	520	484,815
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	625	810,901
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	750	783,165
Time Warner Cable, Inc., Gtd. Notes	5.850%		05/01/17	1,240	1,297,195
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	175	192,179
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	495	549,734
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	75	92,801
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/27/42	50	37,494
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	150	120,476
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	325	291,843
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	850	850,000

					12,696,038

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	700	629,163
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	845	827,043
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	15	11,983
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	400	306,449
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%		07/27/35	370	345,873

					2,120,511

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,040	$1,060,800
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%		10/09/42	180	175,822
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	260	267,574
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,050	1,036,875

					2,541,071

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	1,000	360,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	305	293,977
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	225	245,777
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%		12/15/25	765	743,996
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,350	1,384,644
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%		04/01/35	830	759,917
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%		03/15/25	1,555	1,555,703
Nabors Industries, Inc., Gtd. Notes(a)	4.625%		09/15/21	890	731,366
Pacific Exploration & Production Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	350	66,500
Phillips 66, Gtd. Notes	2.950%		05/01/17	415	420,641
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,450	1,540,413
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	400	432,578
Valero Energy Corp., Sr. Unsec’d. Notes	4.900%		03/15/45	225	187,622

					8,723,134

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%		12/21/25	2,170	2,141,310

Packaging & Containers — 0.1%
Ball Corp., Gtd. Notes	4.375%		12/15/20	465	472,266
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(a)	4.500%		01/15/23	1,000	977,500
WestRock RKT Co., Gtd. Notes	4.900%		03/01/22	675	715,895

					2,165,661

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	950	937,588
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35	1,595	1,562,457
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25	805	800,889
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35	1,465	1,423,770
Actavis Funding SCS, Gtd. Notes(a)	4.750%		03/15/45	350	341,266
Actavis, Inc., Gtd. Notes	6.125%		08/15/19	440	490,623
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%		02/10/25	340	330,993
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%		02/10/45	1,105	1,020,412
Mylan, Inc., Gtd. Notes	1.800%		06/24/16	355	354,772
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%		05/06/44	1,010	1,053,395
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%		02/01/43	90	78,569

					8,394,734

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%		03/15/20	1,125	967,544
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%		06/01/21	610	572,696
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%		03/15/35	200	145,422
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%		06/01/25	665	511,461
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%		02/15/25	1,055	965,016
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%		02/15/18	530	543,408
MPLX LP, Sr. Unsec’d. Notes	4.000%		02/15/25	1,140	958,132
ONEOK Partners LP, Gtd. Notes	6.650%		10/01/36	130	107,463

					4,771,142

Real Estate
Prologis LP, Gtd. Notes	6.875%		03/15/20	68	77,384

Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%		08/15/19	685	761,291

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	550	$549,243
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	235	238,085
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	195,898

				1,744,517

Retail — 0.3%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35	470	485,271
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	590	621,524
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	182,594
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	565	583,959
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,300	1,381,250
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	345	428,523
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	300	295,407
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	1,925	1,923,418
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,020	1,030,200
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	265	274,984

				7,207,130

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,195	1,176,121

Software — 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	1,225	1,229,326
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	1,640	1,661,364
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	700	696,366

				3,587,056

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	300	330,032
AT&T Corp., Gtd. Notes	8.250%	11/15/31	18	24,049
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,130	3,008,212
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	350	323,701
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46	560	512,734
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	305	279,421
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	1,133	1,119,083
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	350	510,704
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(c)(d)	7.082%	06/01/16	325	330,070
Embarq Corp., Sr. Unsec’d. Notes (original cost $364,974; purchased 05/12/06)(c)(d)	7.995%	06/01/36	365	375,950
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	1,827	1,633,881
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	2,288	1,986,444
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	1,053	996,903
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	2,349	2,150,723

				13,581,907

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	1,180	1,206,020
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	735	900,539
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	690	803,074
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	120	137,207

				3,046,840

TOTAL CORPORATE BONDS (cost $249,585,043)				251,858,162

MUNICIPAL BONDS — 0.5%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,305	1,755,525
State of California, GO, BABs	7.300%	10/01/39	1,250	1,746,575
State of California, GO, BABs	7.500%	04/01/34	350	490,053

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California (continued)
State of California, GO, BABs	7.550%	04/01/39	245	$356,149
State of California, GO, BABs	7.625%	03/01/40	205	298,125

				4,646,427

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	565	723,884

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	970	1,214,343

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,000	1,421,360

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,100	1,328,008

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	415	465,410
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	275	308,085

				773,495

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	425	533,962

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	505	587,764

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	945	1,200,263

TOTAL MUNICIPAL BONDS (cost $9,697,737)				12,429,506

NON-CORPORATE FOREIGN AGENCIES — 0.7%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	1,300	1,305,876
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	490	482,650
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	265	292,514
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	695	776,141
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes	2.250%	06/24/21	3,295	3,328,444
KFW (Germany), Gov’t. Gtd. Notes, MTN	2.750%	10/01/20	2,645	2,739,519
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	2,634	2,613,623
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,400	1,379,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	795	801,917
Petroleos Mexicanos (Mexico), Sr. Unsec’d. Notes	8.625%	12/01/23	350	405,125
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	560	568,971
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	1,035	1,031,293
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	1,000	983,751
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	500	505,128

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $17,229,232)				17,213,952

SOVEREIGN BONDS — 0.4%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	920	876,300
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	392	408,464
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	03/13/20	770	834,635
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	01/15/24	750	803,486
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	750	776,864

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%		03/15/22	550	$553,300
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	766	697,826
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25	490	480,200
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	395	395,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%		01/30/20	375	406,875
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,975	1,918,495
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%		01/22/24	140	150,402
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, RegS	6.125%		01/22/44	350	409,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,260	1,401,944

TOTAL NON-CORPORATE SOVEREIGNS (cost $10,209,521)					10,113,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	242	246,443
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,251	1,052,342
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.577%	(b)	08/26/36	923	851,426
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	01/01/30	1,880	1,867,834
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.650%	(b)	02/25/35	278	271,339
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	2.658%	(b)	03/25/35	324	299,140
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.702%	(b)	02/25/37	611	594,808
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M1(m)	2.372%	(b)	11/25/24	2,301	2,312,116
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(m)	1.922%	(b)	02/25/25	703	704,564
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(m)	1.572%	(b)	05/25/25	4,809	4,793,964
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(m)	1.322%	(b)	10/25/27	6,108	6,096,030
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(m)	1.772%	(b)	04/25/28	1,967	1,967,870
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.726%	(b)	07/25/35	339	338,777
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.344%	(b)	09/01/21	4,458	4,452,185
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(b)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-5, Class A1, 144A	2.244%	(b)	04/01/20	1,596	1,573,189
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(b)	05/01/20	3,788	3,722,197
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(b)	07/01/20	1,883	1,850,746
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(b)	08/01/20	1,531	1,503,156
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.244%	(b)	11/02/20	1,004	986,413
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(b)	02/25/34	387	384,542
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	166	166,210

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $37,272,993)					36,937,206

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
Federal Home Loan Banks	1.830%		07/29/20	1,555	1,551,836
Federal Home Loan Banks(g)	5.500%		07/15/36	850	1,104,135
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	407	403,724
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	3,700	3,751,400
Federal Home Loan Mortgage Corp.	2.375%	(b)	06/01/36	289	307,070
Federal Home Loan Mortgage Corp.	2.500%		TBA	1,250	1,261,092
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	2.598%	(b)	12/01/35	309	326,627
Federal Home Loan Mortgage Corp.	3.000%		10/01/28-04/01/45	8,842	8,924,972
Federal Home Loan Mortgage Corp.	3.500%		TBA	10,000	10,293,847
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	1,198	1,257,808

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal Home Loan Mortgage Corp.	4.000%		TBA	11,000		$11,620,253
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	3,568		3,775,443
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	9,886		10,643,929
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-05/01/39	2,680		2,895,504
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	2,406		2,675,183
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,062		1,206,731
Federal Home Loan Mortgage Corp.	6.500%		09/01/16	—	(l)	152
Federal Home Loan Mortgage Corp.	7.000%		05/01/31-10/01/31	257		278,878
Federal National Mortgage Assoc.(g)(h)	1.500%		06/22/20	3,240		3,199,656
Federal National Mortgage Assoc.(h)	1.500%		11/30/20	4,760		4,675,439
Federal National Mortgage Assoc.(a)	1.625%		01/21/20	500		498,114
Federal National Mortgage Assoc.	1.875%		02/19/19	156		158,094
Federal National Mortgage Assoc.	1.932%	(b)	07/01/33	332		348,317
Federal National Mortgage Assoc.	2.059%	(b)	06/01/37	74		74,526
Federal National Mortgage Assoc.	2.151%	(b)	07/01/37	465		490,729
Federal National Mortgage Assoc.	2.500%		TBA	4,000		4,031,620
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/43	2,447		2,434,455
Federal National Mortgage Assoc.(a)	2.625%		09/06/24	130		131,373
Federal National Mortgage Assoc.	3.000%		TBA	8,000		7,984,135
Federal National Mortgage Assoc.	3.000%		TBA	2,000		2,060,286
Federal National Mortgage Assoc.	3.000%		02/01/27-07/01/43	14,173		14,323,651
Federal National Mortgage Assoc.	3.500%		TBA	8,000		8,253,786
Federal National Mortgage Assoc.	3.500%		07/01/27-03/01/43	28,416		29,424,237
Federal National Mortgage Assoc.	4.000%		TBA	15,500		16,401,664
Federal National Mortgage Assoc.	4.000%		09/01/44	6,036		6,389,148
Federal National Mortgage Assoc.	4.500%		TBA	2,000		2,159,750
Federal National Mortgage Assoc.	4.500%		11/01/18-03/01/41	6,907		7,504,934
Federal National Mortgage Assoc.	5.000%		TBA	7,500		8,255,098
Federal National Mortgage Assoc.	5.000%		10/01/18-05/01/36	2,031		2,230,801
Federal National Mortgage Assoc.	5.500%		03/01/16-04/01/37	4,078		4,557,102
Federal National Mortgage Assoc.	6.000%		09/01/17-06/01/38	4,571		5,188,348
Federal National Mortgage Assoc.	6.500%		07/01/17-01/01/37	1,796		2,058,767
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	198		226,579
Federal National Mortgage Assoc.	7.500%		05/01/32	19		18,503
Government National Mortgage Assoc.	3.000%		TBA	4,000		4,054,220
Government National Mortgage Assoc.	3.000%		03/15/45-08/20/45	6,899		6,999,208
Government National Mortgage Assoc.	3.500%		TBA	24,000		25,019,064
Government National Mortgage Assoc.	3.500%		05/20/43-04/20/45	3,648		3,809,485
Government National Mortgage Assoc.	4.000%		TBA	4,750		5,044,277
Government National Mortgage Assoc.	4.000%		06/15/40-08/20/45	2,259		2,401,497
Government National Mortgage Assoc.	4.500%		TBA	2,500		2,685,937
Government National Mortgage Assoc.	4.500%		TBA	1,000		1,077,500
Government National Mortgage Assoc.	4.500%		04/15/40-03/20/41	5,686		6,178,275
Government National Mortgage Assoc.	5.000%		10/20/37	314		340,149
Government National Mortgage Assoc.	5.500%		08/15/33-04/15/36	2,071		2,332,522
Government National Mortgage Assoc.	6.000%		11/15/23-07/15/34	794		909,482
Government National Mortgage Assoc.	6.500%		10/15/23-09/15/36	1,471		1,701,651
Government National Mortgage Assoc.	8.000%		01/15/24-07/15/24	23		25,455
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	566		580,164
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	3,910		3,952,404
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes(a)	3.000%		06/30/25	1,115		1,146,412
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.825%	(f)	10/15/19	1,105		1,028,788
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.903%	(f)	10/15/20	165		149,308
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	2.066%	(f)	07/15/20	3,181		2,905,608
Tennessee Valley Authority, Sr. Unsec’d. Notes(a)	5.880%		04/01/36	76		97,648
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	3,665		3,649,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $268,852,578)						272,382,083

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. TREASURY OBLIGATIONS — 7.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.500%		02/15/45	3,585	$3,216,559
U.S. Treasury Bonds	2.750%		11/15/42	10,430	9,944,765
U.S. Treasury Bonds	2.875%		05/15/43-08/15/45	8,965	8,711,529
U.S. Treasury Bonds	3.000%		05/15/45	23,505	23,397,582
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	24,553	24,239,880
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	1,202	1,048,209
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	9,486	9,861,049
U.S. Treasury Notes	1.625%		04/30/19-11/30/20	30,395	30,293,469
U.S. Treasury Notes	1.750%		12/31/20-03/31/22	23,665	23,398,063
U.S. Treasury Notes	2.000%		11/30/22	14,445	14,366,000
U.S. Treasury Notes(h)	2.125%		09/30/21	14,055	14,203,238
U.S. Treasury Notes(a)	2.250%		11/15/25	2,100	2,095,323
U.S. Treasury Notes	3.125%		05/15/19	3,065	3,233,455
U.S. Treasury Strips Coupon	2.184%	(f)	02/15/28	2,115	1,535,634
U.S. Treasury Strips Coupon	2.241%	(f)	05/15/28	1,055	758,116
U.S. Treasury Strips Coupon	2.280%	(f)	02/15/29	1,055	738,772
U.S. Treasury Strips Coupon	2.384%	(f)	05/15/29	2,175	1,511,020
U.S. Treasury Strips Coupon	2.519%	(f)	08/15/25	1,930	1,522,591
U.S. Treasury Strips Coupon	2.576%	(f)	08/15/30	6,970	4,627,495
U.S. Treasury Strips Coupon	2.972%	(f)	02/15/37	4,550	2,403,292
U.S. Treasury Strips Coupon	3.103%	(f)	11/15/34	1,430	813,870
U.S. Treasury Strips Principal	2.351%	(f)	05/15/43	1,180	502,949
U.S. Treasury Strips Principal	3.577%	(f)	05/15/44	1,780	732,842

TOTAL U.S. TREASURY OBLIGATIONS (cost $184,092,523)					183,155,702

TOTAL LONG-TERM INVESTMENTS (cost $1,583,568,668)					2,240,634,804

SHORT-TERM INVESTMENTS — 19.4%

				Shares
AFFILIATED MUTUAL FUNDS — 19.2%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $101,355,043)(j) (Note 4)				10,585,460	98,127,218
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $393,221,125; includes $74,312,527 of cash collateral for securities on loan)(j)(k) (Note 4)				393,221,125	393,221,125

TOTAL AFFILIATED MUTUAL FUNDS (cost $494,576,168)					491,348,343

				Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills(g) (cost $3,798,783)	0.189%	(i)	03/03/16	3,800	3,799,331

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	150,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	150,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	150,000	69
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	75,000	2

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	75,000	$62
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	75,000	1,105
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	30,650	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	30,650	54,376

TOTAL OPTIONS PURCHASED (cost $356,585)			55,614

TOTAL SHORT-TERM INVESTMENTS (cost $498,731,536)			495,203,288

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.1% (cost $2,082,300,204)			2,735,838,092

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	225,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	225,000	(2)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	225,000	(379)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	61,300	—

TOTAL OPTIONS WRITTEN (premiums received $178,078)			(381)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 107.1% (cost $2,082,122,126)			2,735,837,711
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (7.1)%			(181,566,464)

NET ASSETS — 100.0%			$2,554,271,247

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $72,010,732; cash collateral of $74,312,527 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $5,872,642. The aggregate value of $5,752,799 is approximately 0.2% of net assets.

(d)	Indicates a security that has been deemed illiquid. (unaudited)

(e)	Represents issuer in default on interest payments and/or principal re-payments; non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(l)	Less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

(m)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
279	90 Day Euro Dollar	Mar. 2016	$69,325,102	$69,237,337	$(87,765)
697	2 Year U.S. Treasury Notes	Mar. 2016	151,621,141	151,412,360	(208,781)
613	5 Year U.S. Treasury Notes	Mar. 2016	72,605,816	72,530,352	(75,464)
242	10 Year U.S. Treasury Notes	Mar. 2016	30,464,464	30,469,313	4,849
1	ASX SPI 200 Index	Mar. 2016	88,756	95,769	7,013
8	MSCI EAFE Mini Futures	Mar. 2016	666,205	679,280	13,075
79	S&P 500 E-Mini Futures	Mar. 2016	8,039,261	8,039,830	569
60	S&P 500 Index Futures	Mar. 2016	30,285,954	30,531,000	245,046
133	U.S. Ultra Bonds	Mar. 2016	20,951,273	21,105,437	154,164

					52,706

Short Positions:
279	90 Day Euro Dollar	Sept. 2016	69,100,747	69,007,162	93,585
385	U.S. Long Bonds	Mar. 2016	59,604,824	59,193,750	411,074

					504,659

					$557,365

(1)	A U.S. Treasury Obligation with a market value of $3,799,331 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations with a combined market value of $1,930,561 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC swap agreements:
2,634	05/17/18	0.989%	3 Month LIBOR(1)	$13,968	$—	$13,968	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
9,890	09/04/20	1.585%	3 Month LIBOR(1)	$190	$41,421	$41,231
53,460	01/08/21	1.683%	3 Month LIBOR(2)	438	(134,451)	(134,889)
43,880	05/31/22	2.200%	3 Month LIBOR(1)	(53,022)	(870,387)	(817,365)
7,020	05/31/22	2.217%	3 Month LIBOR(1)	188	(146,493)	(146,681)
4,890	08/31/22	1.745%	3 Month LIBOR(1)	176	48,835	48,659
6,240	11/30/22	1.982%	3 Month LIBOR(1)	184	2,024	1,840
5,570	09/04/25	2.214%	3 Month LIBOR(1)	190	(27,367)	(27,557)
5,370	11/12/25	2.263%	3 Month LIBOR(1)	188	(44,176)	(44,364)
56,370	01/08/26	2.210%	3 Month LIBOR(1)	607	(111,604)	(112,211)
15,525	02/15/36	2.502%	3 Month LIBOR(2)	6,716	(144,656)	(151,372)
11,970	01/08/46	2.659%	3 Month LIBOR(2)	366	95,541	95,175

				$(43,779)	$(1,291,313)	$(1,247,534)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015(4)	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	53,000	$(997,536)	$(333,356)	$664,180

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V9	12/20/16	5.000%	1,150	$36,412	$47,924	$(11,512)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V9	12/20/16	5.000%	2,990	94,671	128,338	(33,667)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	4,140	131,082	181,412	(50,330)	Deutsche Bank AG

				$262,165	$357,674	$(95,509)

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $2,809,333 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swap (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,118,028,671	$115,117,701	$—
Exchange Traded Fund	442,153	—	—
Preferred Stocks	519,800	1,159,721	—
Rights	—	34	—
Asset-Backed Securities
Collateralized Debt Obligation	—	307,965	—
Collateralized Loan Obligations	—	39,547,588	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Non-Residential Mortgage-Backed Securities	$—	$45,779,740	$—
Residential Mortgage-Backed Securities	—	17,912,185	2,480,155
Bank Loans	—	6,475,917	—
Commercial Mortgage-Backed Securities	—	108,773,272	—
Corporate Bonds	—	251,858,162	—
Municipal Bonds	—	12,429,506	—
Non-Corporate Foreign Agencies	—	17,213,952	—
Sovereign Bonds	—	10,113,291	—
Residential Mortgage-Backed Securities	—	31,386,375	5,550,831
U.S. Government Agency Obligations	—	272,382,083	—
U.S. Treasury Obligations	—	186,955,033	—
Affiliated Mutual Funds	491,348,343	—	—
Options Purchased	—	55,614	—
Options Written	—	(381)	—
Other Financial Instruments*
Futures Contracts	557,365	—	—
OTC interest rate swaps	—	13,968	—
Centrally cleared interest rate swaps	—	(1,247,534)	—
Centrally cleared credit default swaps	—	664,180	—
OTC credit default swaps	—	262,165	—

Total	$1,610,896,332	$1,117,160,537	$8,030,986

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 2.9% of collateral for securities on loan)	19.2%
U.S. Government Agency Obligations	10.7
U.S. Treasury Obligations	7.3
Banks	6.0
Commercial Mortgage-Backed Securities	4.3
Pharmaceuticals	3.3
Oil, Gas & Consumable Fuels	2.6
Residential Mortgage-Backed Securities	2.2
Insurance	2.2
Software	2.1
Media	2.0
Internet Software & Services	1.9
Technology Hardware, Storage & Peripherals	1.8
Non-Residential Mortgage-Backed Securities	1.8
Biotechnology	1.7
IT Services	1.6
Collateralized Loan Obligations	1.5
Real Estate Investment Trusts (REITs)	1.4
Diversified Financial Services	1.4
Aerospace & Defense	1.3
Chemicals	1.3
Health Care Providers & Services	1.2
Diversified Telecommunication Services	1.2
Specialty Retail	1.2
Industrial Conglomerates	1.2
Food & Staples Retailing	1.1
Beverages	1.1
Semiconductors & Semiconductor Equipment	1.1

Capital Markets	1.0%
Internet & Catalog Retail	1.0
Health Care Equipment & Supplies	0.9
Household Products	0.9
Hotels, Restaurants & Leisure	0.9
Food Products	0.9
Electric Utilities	0.9
Tobacco	0.8
Non-Corporate Foreign Agencies	0.7
Communications Equipment	0.6
Machinery	0.6
Multi-Utilities	0.6
Telecommunications	0.5
Airlines	0.5
Automobiles	0.5
Healthcare-Services	0.5
Municipal Bonds	0.5
Textiles, Apparel & Luxury Goods	0.5
Energy Equipment & Services	0.4
Electric	0.4
Sovereign Bonds	0.4
Consumer Finance	0.4
Road & Rail	0.4
Oil & Gas	0.4
Healthcare-Products	0.3
Air Freight & Logistics	0.3
Multiline Retail	0.3
Life Sciences Tools & Services	0.3
Retail	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Industry table (cont.)
Household Durables	0.3%
Electronic Equipment, Instruments & Components	0.3
Electrical Equipment	0.2
Lodging	0.2
Auto Components	0.2
Metals & Mining	0.2
Agriculture	0.2
Commercial Services & Supplies	0.2
Pipelines	0.2
Computers	0.2
Professional Services	0.1
Trading Companies & Distributors	0.1
Auto Manufacturers	0.1
Machinery-Diversified	0.1
Construction & Engineering	0.1
Transportation	0.1
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Miscellaneous Manufacturing	0.1

Commercial Services	0.1%
Technology	0.1
Wireless Telecommunication Services	0.1
Paper & Forest Products	0.1
Packaging & Containers	0.1
Forest & Paper Products	0.1
Oil & Gas Services	0.1
Mining	0.1
Personal Products	0.1
Housewares	0.1
Construction Materials	0.1
Marine	0.1
Building Products	0.1
Savings & Loans	0.1
Healthcare & Pharmaceutical	0.1
Building Materials	0.1

107.1
Liabilities in excess of other assets	(7.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$357,674		—	$—
Credit contracts	Due from/to broker — variation margin swaps	664,180	*	—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	95,509
Equity contracts	Due from/to broker — variation margin futures	265,703	*	—	—
Equity contracts	Unaffiliated investments	34		—	—
Interest rate contracts	Due from/to broker — variation margin futures	663,672	*	Due from/to broker — variation margin futures	372,010	*
Interest rate contracts	Due from/to broker — variation margin swaps	186,905	*	Due from/to broker —variation margin swaps	1,434,439	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	13,968		—	—
Interest rate contracts	Unaffiliated investments	55,614		Options written outstanding, at value	381

Total		$2,207,750			$1,902,339

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(573,809)	$(573,809)
Equity contracts	18,283	—	—	5,645,479	—	5,663,762
Interest rate contracts	—	(2,075,253)	1,020,061	2,571,562	(1,588,442)	(72,072)

Total	$18,283	$(2,075,253)	$1,020,061	$8,217,041	$(2,162,251)	$5,017,881

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$590,192	$590,192
Equity contracts	34	—	—	(4,312,402)	—	(4,312,368)
Interest rate contracts	—	(277,259)	152,190	(326,388)	(1,203,290)	(1,654,747)

Total	$34	$(277,259)	$152,190	$(4,638,790)	$(613,098)	$(5,376,923)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Position(3)
$361,225	$358,760	$286,841,599	$42,249,543

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements—Buy Protection(2)	Credit Default Swap Agreements—Sell Protection(2)
$113,303	$55,786	$8,352

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$1,238	$(381)	$—	$857
Citigroup Global Markets	54,376	—	—	54,376
Credit Suisse First Boston Corp.	61,892	(11,512)	—	50,380
Deutsche Bank AG	309,750	(83,997)	(519,125)	—

	$427,256

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(381)	$381	$—	$—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(11,512)	11,512	—	—
Deutsche Bank AG	(83,997)	83,997	—	—

	$(95,890)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $72,010,732:
Unaffiliated investments (cost $1,587,724,036)	$2,244,489,749
Affiliated investments (cost $494,576,168)	491,348,343
Cash	28,582
Foreign currency, at value (cost $176,745)	177,642
Receivable for investments sold	57,732,692
Dividends and interest receivable	7,172,613
Tax reclaim receivable	494,757
Premium paid for OTC swap agreements	357,674
Due from broker—variation margin futures	105,072
Receivable from affiliate	67,224
Unrealized appreciation on OTC swap agreements	13,968
Prepaid expenses	19,111

Total Assets	2,802,007,427

LIABILITIES
Payable for investments purchased	171,006,109
Payable to broker for collateral for securities on loan	74,312,527
Management fee payable	1,197,605
Accrued expenses and other liabilities	349,604
Due to broker—variation margin futures	373,441
Payable for Series shares repurchased	242,430
Due to broker—variation margin swaps	157,594
Unrealized depreciation on OTC swap agreements	95,509
Affiliated transfer agent fee payable	980
Options written outstanding, at value (premiums received $178,078)	381

Total Liabilities	247,736,180

NET ASSETS	$2,554,271,247

Net assets were comprised of:
Paid-in capital	$1,406,596,103
Retained earnings	1,147,675,144

Net assets, December 31, 2015	$2,554,271,247

Net asset value and redemption price per share $2,554,271,247 / 113,310,976 outstanding shares of beneficial interest	$22.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $253,704, includes $30,380 reimbursable by an affiliate)	$29,123,821
Interest income	26,227,099
Affiliated dividend income	2,120,231
Affiliated income from securities lending, net	215,970

Total income	57,687,121

EXPENSES
Management fee	13,868,698
Custodian and accounting fees	456,000
Shareholders’ reports	225,000
Audit fee	43,000
Trustees’ fees	32,000
Insurance expenses	29,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	48,777

Total expenses	14,728,475

NET INVESTMENT INCOME	42,958,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	119,020,746
Futures transactions	8,217,041
Options written transactions	1,020,061
Swap agreement transactions	(2,162,251)
Foreign currency transactions	(129,149)

125,966,448

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(737,004))	(153,487,232)
Futures	(4,638,790)
Securities sold short	9,708
Options written	152,190
Swap agreements	(613,098)
Foreign currencies	(38,351)

(158,615,573)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(32,649,125)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,309,521

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$42,958,646	$42,111,812
Net realized gain on investment and foreign currency transactions	125,966,448	120,488,994
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(158,615,573)	50,456,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,309,521	213,057,395

SERIES SHARE TRANSACTIONS
Series shares sold [6,321,083 and 657,128 shares, respectively]	143,898,043	14,068,708
Series shares repurchased [7,700,902 and 7,335,062 shares, respectively]	(174,291,543)	(157,169,187)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(30,393,500)	(143,100,479)

TOTAL INCREASE (DECREASE)	(20,083,979)	69,956,916
NET ASSETS:
Beginning of year	2,574,355,226	2,504,398,310

End of year	$2,554,271,247	$2,574,355,226

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 89.5% ASSET-BACKED SECURITIES — 16.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.5%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.771%	(a)	07/15/26	500	$495,060
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(a)	04/20/25	3,300	3,255,693
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%	(a)	10/15/26	1,750	1,735,867
Battalion CLO VII Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720%	(a)	10/22/25	1,300	1,288,424
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%	(a)	10/17/26	2,750	2,719,149
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(a)	07/15/24	900	886,067
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2012-IA, Class A2R, 144A	2.233%	(a)	10/15/25	2,500	2,482,189
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.917%	(a)	10/20/26	1,250	1,237,861
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.801%	(a)	01/15/26	700	693,161
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(a)	04/17/25	2,600	2,563,490
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.783%	(a)	07/27/26	250	248,828
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771%	(a)	07/15/26	1,500	1,469,783
Flagship VII CLO Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.787%	(a)	01/20/26	2,500	2,474,736
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(a)	01/17/26	1,250	1,235,520
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(a)	04/15/27	2,250	2,227,599
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.871%	(a)	07/15/26	250	247,285
Magnetite VIII CLO Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801%	(a)	04/15/26	250	248,103
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.794%	(a)	07/20/27	1,000	997,490
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.880%	(a)	10/25/26	4,375	4,333,396
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	700	682,527
Shackleton V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(a)	05/07/26	1,250	1,234,096
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(a)	04/15/25	7,300	7,169,445
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class B, 144A	1.677%	(a)	10/20/26	750	736,945
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.765%	(a)	01/18/26	3,300	3,273,156
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(a)	07/15/25	300	295,598
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(a)	04/15/24	4,200	4,151,687

					48,383,155

Non-Residential Mortgage-Backed Securities — 1.5%
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.331%	(a)	05/15/34	103	85,759
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	5,600	5,551,399
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	1,676	1,704,324
Onemain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,100	4,051,952
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,200	5,162,894

					16,556,328

Residential Mortgage-Backed Securities — 10.5%
ABFC Trust, Series 2004-OPT1, Class M1	1.472%	(a)	08/25/33	1,209	1,144,902
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.322%	(a)	09/25/33	1,290	1,209,781
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	299	304,811

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.382%	(a)	09/25/34	849	$846,210
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3	3.347%	(a)	10/25/31	392	379,751
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1	1.247%	(a)	05/25/34	1,120	1,065,711
Argent Securities, Inc., Series 2003-W2, Class M4	6.047%	(a)	09/25/33	2,400	2,224,468
Argent Securities, Inc., Series 2004-W10, Class A2	1.202%	(a)	10/25/34	1,676	1,626,098
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.576%	(a)	06/15/33	1,088	1,038,174
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.381%	(a)	01/15/34	195	180,419
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.322%	(a)	08/25/34	1,576	1,483,430
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.577%	(a)	08/26/36	3,230	2,979,992
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721%	(a)	07/28/35	4,528	4,523,989
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.322%	(a)	03/25/34	3,424	3,269,817
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2	2.147%	(a)	04/25/34	1,935	1,769,946
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%	(a)	03/25/34	968	989,744
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.672%	(a)	08/25/32	56	49,786
CSMC, Series 2015-12R, Class 1A1, 144A	2.402%	(a)	10/30/47	5,000	4,960,310
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%		07/25/34	500	473,708
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(k)	1.922%	(a)	02/25/25	938	939,419
FBR Securitization Trust, Series 2005-2, Class M1	1.142%	(a)	09/25/35	2,740	2,716,268
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M2(k)	3.272%	(a)	04/25/28	1,500	1,497,029
Fremont Home Loan Trust, Series 2003-B, Class M1	1.472%	(a)	12/25/33	184	175,091
GSAMP Trust, Series 2004-FM1, Class M1	1.397%	(a)	11/25/33	1,657	1,552,850
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.361%	(a)	01/26/37	4,370	4,184,640
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A	0.361%	(a)	01/26/37	1,400	1,107,978
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A	0.361%	(a)	03/26/37	3,423	3,228,863
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A	0.361%	(a)	03/26/37	700	532,434
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	1.172%	(a)	02/25/34	3,528	3,357,026
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(a)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(a)	05/01/20	6,111	6,004,258
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(a)	07/01/20	4,708	4,626,865
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(a)	08/01/20	3,637	3,569,994
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A	2.244%	(a)	10/01/20	4,901	4,814,920
LSTAR Securities Investment Trust, Series 2015-10, Class A2, 144A	3.740%	(a)	11/02/20	1,500	1,455,234
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
MASTR Asset-Backed Securities Trust, Series 2004-WMC1, Class M1	1.202%	(a)	02/25/34	1,852	1,761,871
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.622%	(a)	08/25/35	549	519,886
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A	0.942%	(a)	06/25/35	1,481	1,420,523
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(a)	05/25/33	1,024	969,712
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.442%	(a)	10/25/33	812	758,554
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(a)	12/27/33	641	618,534
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1	1.292%	(a)	11/25/34	3,688	3,341,237
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.352%	(a)	06/25/34	1,863	1,801,689
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC2, Class M1	1.337%	(a)	07/25/34	1,420	1,354,201
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.547%	(a)	10/25/33	2,593	2,491,046
New Century Home Equity Loan Trust, Series 2004-4, Class M1	1.187%	(a)	02/25/35	2,913	2,608,025
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2	1.622%	(a)	12/25/34	82	81,465
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221%		02/25/34	1,000	1,034,576
Saxon Asset Securities Trust, Series 2002-3, Class M1	1.547%	(a)	12/25/32	191	177,942
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	1.202%	(a)	02/25/34	2,873	2,670,860

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1	1.187%	(a)	02/25/35		1,038	$952,497
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(a)	02/25/34		1,083	1,076,717
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	1.127%	(a)	03/25/34		2,297	2,093,143
Structured Asset Investment Loan Trust, Series 2004-7, Class A8	1.622%	(a)	08/25/34		1,400	1,231,312
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF2, Class M3	3.422%	(a)	07/25/32		655	642,129
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55		2,269	2,223,302
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45		6,377	6,286,749
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45		6,189	6,117,784
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		255	254,981

						113,674,566

TOTAL ASSET-BACKED SECURITIES (cost $173,053,048)						178,614,049

BANK LOANS(a) — 2.4%
Aerospace & Defense — 0.2%
TransDigm, Inc.	3.500%		05/16/22		1,986	1,918,348

Automotive — 0.2%
Chrysler Group LLC	3.250%		12/31/18		992	982,996
Chrysler Group LLC	3.500%		05/24/17		1,328	1,322,353

						2,305,349

Chemicals — 0.2%
Axalta Coating Systems US Holdings	3.750%		02/01/20		673	666,153
CeramTec GmbH (Germany)	4.250%		08/30/20	EUR	900	969,114
MacDermid, Inc.	5.500%		06/07/20		1,047	1,011,764

						2,647,031

Consumer — 0.1%
Generac Power Systems, Inc.	3.500%		05/31/20		1,575	1,539,563

Financials — 0.2%
Scandlines GmbH (Germany)	4.500%		12/03/20	EUR	1,675	1,819,898

Foods — 0.1%
Pinnacle Foods Finance LLC	3.000%		04/29/20		697	684,521

Gaming — 0.2%
CCM Merger, Inc.	4.500%		08/06/21		2,163	2,151,936

Healthcare & Pharmaceutical — 0.4%
Mallinckrodt International Finance (Luxembourg)	3.500%		03/19/21		1,506	1,468,289
Ortho Clinical Diagnostics	4.750%		06/30/21		493	415,547
RPI Finance Trust	3.500%		11/09/20		1,687	1,675,969
Valeant Pharmaceuticals International, Inc.	4.000%		04/01/22		1,141	1,098,098

						4,657,903

Technology — 0.7%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22		2,775	2,738,387
BMC Software Finance, Inc.	5.000%		09/10/20		492	407,041
First Data Corp.	3.918%		03/26/18		2,411	2,375,586
First Data Corp.	4.418%		03/24/21		183	182,045
TransUnion LLC	3.500%		04/09/21		197	190,408
Vantiv LLC	2.331%		06/13/19		1,388	1,371,891

						7,265,358

Telecommunications — 0.1%
SBA Senior Finance II LLC	3.250%		03/24/21		1,133	1,106,378

TOTAL BANK LOANS (cost $27,135,776)						26,096,285

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	800	$809,962
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(a)	04/10/49	1,351	1,389,681
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 144A	2.181%	(a)	12/15/27	5,000	4,954,528
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	3,200	3,274,338
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	3,200	3,219,755
COMM Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	5,000	4,883,741
COMM Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	5,000	5,082,125
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,945,920
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	3,900	3,849,122
Commercial Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	2,100	2,162,109
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555%	(a)	09/10/35	3,000	2,889,859
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.645%	(a)	06/25/20	9,222	494,225
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(a)	05/25/22	28,321	2,115,331
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(a)	06/25/22	16,158	1,223,003
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.893%	(a)	10/25/22	11,085	526,237
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, IO	0.832%	(a)	01/25/23	139,212	6,371,296
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class X1, IO	0.756%	(a)	01/25/25	83,847	4,562,718
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(a)	08/25/16	8,851	44,127
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(a)	05/25/19	22,308	1,109,265
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(a)	07/25/19	27,163	1,342,043
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	4,600	4,512,983
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.937%	(a)	02/15/51	236	235,290
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,955,205
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	4,600	4,544,203
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	4,600	4,456,539
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	3,200	3,231,554
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5	3.914%		01/15/49	3,200	3,296,103
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	273	275,199
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.836%	(a)	06/12/50	69	68,791
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.802%	(a)	08/15/45	52,378	3,568,333
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,700	1,673,593
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	2,300	2,248,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.966%	(a)	07/15/46	4,800	5,090,703
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46	4,000	4,164,291
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AAB	5.654%	(a)	04/15/49	1,439	1,451,414
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	2,300	2,263,794
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	4,600	4,548,652

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	3,800	$3,750,625
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	5,150	5,293,148
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713%	(a)	06/15/49	2,082	2,155,468
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	4,300	4,365,131

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $118,296,198)					115,399,065

CORPORATE BONDS — 44.8%
Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	873	1,399,303
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,375	2,364,248
Reynolds American, Inc., Gtd. Notes	3.500%		08/04/16	515	520,499
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	895	1,053,162

					5,337,212

Airlines — 0.5%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		06/15/21	1	1,306
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	5.983%		04/19/22	1,462	1,614,716
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	430	452,700
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	1,078	1,241,615
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	469	492,223
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	509	539,523
United Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636%		07/02/22	803	855,388

					5,197,471

Auto Manufacturers — 1.0%
Ford Motor Co., Sr. Unsec’d. Notes(b)	4.750%		01/15/43	750	706,973
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700%		05/09/16	4,620	4,624,528
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(b)	2.375%		01/16/18	2,225	2,219,689
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984%		06/15/16	375	379,163
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23	1,350	1,380,590
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,885	1,991,570

					11,302,513

Banks — 11.4%
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	(a)	12/29/49	3,500	3,561,250
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,775	2,001,657
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	4,590	4,884,724
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	4,275	4,207,989
Bank of America Corp., Sr. Unsec’d. Notes, MTN(b)	4.000%		04/01/24	1,150	1,176,122
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	3,750	3,873,188
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	1,340	1,356,802
Bank of America NA, Sub. Notes	5.300%		03/15/17	790	821,817
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		05/15/24	3,375	3,440,046
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850%		04/01/21	3,700	3,738,898
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	2,400	2,415,535
Capital One Financial Corp., Sr. Unsec’d. Notes	5.250%		02/21/17	2,460	2,543,298
Capital One Financial Corp., Sub. Notes	6.150%		09/01/16	700	721,270
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	1,350	1,386,288
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(b)	5.500%		02/15/19	4,000	4,180,000
CITIC Pacific Ltd. (China), Sr. Unsec’d. Notes, EMTN, RegS	6.875%		01/21/18	1,100	1,188,044
Citigroup, Inc., Jr. Sub. Notes, Series Q	5.950%	(a)	12/31/49	1,355	1,350,766

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes, Series R	6.125%	(a)	12/31/49		1,085	$1,106,700
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		2,995	4,295,660
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		1,405	1,395,698
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24		1,050	1,058,257
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes(b)	3.700%		05/30/24		1,650	1,643,367
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26		1,150	1,157,736
Discover Bank, Sub. Notes	7.000%		04/15/20		2,005	2,282,859
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%		04/25/19		425	426,405
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series M	5.375%	(a)	12/31/49		1,950	1,937,813
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		4,200	4,776,328
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18		1,355	1,471,416
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		09/01/17		3,195	3,421,650
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41		2,195	2,618,200
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, Series D	6.000%		06/15/20		2,420	2,734,866
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		440	514,332
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250%	(a)	08/29/49		2,380	2,412,887
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes, GMTN	3.125%		01/15/16		1,625	1,625,811
JPMorgan Chase & Co., Jr. Sub. Notes, Series 1	7.900%	(a)	04/29/49		6,130	6,240,340
JPMorgan Chase & Co., Jr. Sub. Notes, Series X	6.100%	(a)	12/31/49		1,450	1,457,395
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20		5,400	5,424,062
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22		500	502,886
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20		600	636,506
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27		420	418,996
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45		715	714,863
KeyCorp, Sr. Unsec’d. Notes, MTN(b)	5.100%		03/24/21		1,155	1,262,354
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20		2,650	2,971,347
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%		03/21/18		1,125	1,118,949
Morgan Stanley, Jr. Sub. Notes, Series H	5.450%	(a)	12/31/49		975	951,844
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23		1,535	1,572,248
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		1,920	2,155,682
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17		4,035	4,188,524
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21		2,080	2,330,374
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19		2,635	2,907,983
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		750	752,452
Northern Trust Corp., Sub. Notes(b)	3.950%		10/30/25		2,725	2,853,279
People’s United Bank, Sub. Notes	4.000%		07/15/24		550	543,847
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900%		04/29/24		975	998,322
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625%		04/19/16		525	529,606
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		10/16/20		1,550	1,539,477
State Street Corp., Jr. Sub. Debs.	4.956%		03/15/18		3,025	3,173,839
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	2.450%		01/10/19		625	627,230

						123,600,084

Beverages — 0.2%
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18		375	384,510
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20		1,250	1,290,625

						1,675,135

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41		2,635	2,675,142

Building Materials — 0.6%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $3,116,250; purchased 02/11/15)(c)(d)	5.375%		11/15/24		3,000	2,992,500
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19		1,360	1,438,200
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS(b)	9.875%		04/30/19		1,233	1,303,897
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%		01/11/22	EUR	900	906,974

						6,641,571

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Chemicals — 1.6%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%		06/01/43		870	$778,279
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(b)	5.250%		01/15/45		420	391,505
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%		01/15/41		450	479,604
Ashland, Inc., Sr. Unsec’d. Notes	6.875%		05/15/43		3,000	2,850,000
CF Industries, Inc., Gtd. Notes	4.950%		06/01/43		675	573,934
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44		700	608,802
CF Industries, Inc., Gtd. Notes	6.875%		05/01/18		380	411,738
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20		300	338,524
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44		125	112,993
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39		1,002	1,439,993
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21		3,550	3,984,815
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750%		09/19/42		1,065	987,424
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33		465	469,966
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43		155	148,567
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%		04/01/23		3,058	3,718,237

						17,294,381

Coal
Peabody Energy Corp., Gtd. Notes(c)	6.000%		11/15/18		1,200	222,000

Commercial Services — 1.4%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22		1,375	1,433,438
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,098,609; purchased 05/30/13)(c)(d)	6.700%		06/01/34		920	1,085,108
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $996,365; purchased 05/14/13)(c)(d)	7.000%		10/15/37		770	938,391
Hertz Corp. (The), Gtd. Notes	6.750%		04/15/19		1,500	1,532,250
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%		08/15/16		4,750	4,934,062
Service Corp. International, Sr. Unsec’d. Notes	7.625%		10/01/18		2,000	2,232,500
United Rentals North America, Inc., Gtd. Notes(b)	5.500%		07/15/25		650	630,500
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22		2,700	2,885,490

						15,671,739

Computers — 0.4%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17		3,360	3,357,151
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18		630	629,648

						3,986,799

Containers & Packaging — 0.1%
Ball Corp., Gtd. Notes	4.375%		12/15/23	EUR	1,125	1,256,222

Diversified Financial Services — 1.3%
Ally Financial, Inc., Sr. Unsec’d. Notes(b)	4.125%		02/13/22		3,000	2,970,000
American Express Co., Jr. Sub. Notes(b)	5.200%	(a)	12/31/49		655	644,356
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%		11/15/20		982	973,810
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35		619	631,678
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%		01/14/38		194	237,371
General Electric Capital Corp., Sub. Notes	5.300%		02/11/21		340	383,391
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		295	338,564
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,125	1,140,469
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,499,750
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		650	601,019
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18		2,740	205,500
Navient Corp., Sr. Unsec’d. Notes, MTN	6.000%		01/25/17		1,075	1,101,875
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16		950	953,819
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	7.250%		12/15/21		2,375	2,380,938
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(c)	1.046%	(a)	07/03/33		446	375,192

						14,437,732

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 3.5%
AES Corp. (The), Sr. Unsec’d. Notes	5.500%	04/15/25	5,000	$4,412,500
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	550	556,705
Calpine Corp., Sr. Unsec’d. Notes(b)	5.375%	01/15/23	800	718,000
Calpine Corp., Sr. Unsec’d. Notes	5.500%	02/01/24	1,000	882,500
Calpine Corp., Sr. Unsec’d. Notes(b)	5.750%	01/15/25	850	750,125
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%	06/15/18	3,775	3,780,168
Dynegy, Inc., Gtd. Notes	5.875%	06/01/23	2,400	1,926,000
Dynegy, Inc., Gtd. Notes	7.375%	11/01/22	2,500	2,175,000
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	2,325	2,749,408
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	6.000%	10/07/39	1,450	1,621,304
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.200%	10/01/17	1,930	2,059,158
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,900	1,922,023
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.750%	03/15/18	1,800	1,808,192
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	400	402,813
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	1,150	1,329,072
NiSource Finance Corp., Gtd. Notes	4.800%	02/15/44	300	304,916
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	1,345	1,474,429
NRG Energy, Inc., Gtd. Notes	6.625%	03/15/23	2,750	2,385,625
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	1,950	1,981,387
South Carolina Electric & Gas Co., First Mortgage	4.600%	06/15/43	2,025	2,032,703
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.900%	05/15/18	688	700,192
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	1,947	2,040,914

				38,013,134

Engineering/Construction — 0.1%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,275,000; purchased 06/19/14)(c)(d)	5.250%	06/27/29	1,275	615,187

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	425	429,250
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	1,508	1,470,300
Pinnacle Entertainment, Inc., Gtd. Notes	7.500%	04/15/21	1,550	1,615,875

				3,515,425

Environmental Control — 0.2%
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,500	2,585,937

Food — 1.0%
Aramark Corp., Gtd. Notes	5.750%	03/15/20	1,350	1,396,406
B&G Foods, Inc., Gtd. Notes	4.625%	06/01/21	2,000	1,980,000
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	705	636,263
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	4.750%	05/22/24	775	711,063
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,226,925; purchased 12/08/11)(b)(c)(d)	7.250%	06/01/21	1,330	1,320,025
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $2,025,000; purchased 05/20/15)(c)(d)	5.750%	06/15/25	2,025	1,761,750
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	725	742,776
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22	725	732,250
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	1,000	1,013,231

				10,293,764

Forest & Paper Products — 0.3%
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	675	707,891
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	1,000	1,139,807
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	1,640	1,859,680

				3,707,378

Gas — 0.3%
AGL Capital Corp., Gtd. Notes	4.400%	06/01/43	1,050	944,155

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Gas (continued)
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $445,654; purchased 07/22/14)(c)(d)	6.375%		03/30/38	426	$398,266
Sempra Energy, Sr. Unsec’d. Notes	6.500%		06/01/16	2,275	2,316,319

					3,658,740

Healthcare-Products — 0.5%
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	3,435	3,463,064
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	1,450	1,465,721

					4,928,785

Healthcare-Services — 2.9%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,900	2,392,163
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	385	366,352
CHS/Community Health Systems, Inc., Gtd. Notes(b)	7.125%		07/15/20	750	747,188
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%		11/15/19	3,400	3,425,500
Cigna Corp., Sr. Unsec’d. Notes	4.375%		12/15/20	745	793,406
Cigna Corp., Sr. Unsec’d. Notes	5.375%		03/15/17	2,125	2,214,518
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	750	862,606
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%		01/15/19	2,300	2,139,000
DaVita HealthCare Partners, Inc., Gtd. Notes	5.000%		05/01/25	500	482,500
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	2,705	2,732,050
HCA, Inc., Gtd. Notes	5.375%		02/01/25	5,025	4,962,187
HCA, Inc., Gtd. Notes	5.875%		02/15/26	725	727,719
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23	300	287,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	240	235,542
LifePoint Hospitals, Inc., Gtd. Notes	6.625%		10/01/20	2,000	2,065,660
Select Medical Corp., Gtd. Notes	6.375%		06/01/21	2,600	2,275,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20	500	475,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%		08/01/20	1,570	1,573,925
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	1,260	1,172,759
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37	760	954,034
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	195	248,580

					31,132,939

Home Builders — 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	2,000	1,850,000
CalAtlantic Group, Inc., Gtd. Notes	6.250%		12/15/21	3,500	3,736,250
William Lyon Homes, Inc., Gtd. Notes	8.500%		11/15/20	2,000	2,115,000

					7,701,250

Insurance — 2.3%
ACE INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	740	737,733
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	115	116,855
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%		11/15/20	430	468,543
Allied World Assurance Co. Ltd., Gtd. Notes	7.500%		08/01/16	2,475	2,557,083
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,075	994,115
Chubb Corp. (The), Jr. Sub. Notes(b)	6.375%	(a)	04/15/37	1,775	1,704,586
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(a)	12/29/49	275	286,000
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,350	1,592,334
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	500	549,107
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	1,030	1,215,500
Lincoln National Corp., Jr. Sub. Notes	6.050%	(a)	04/20/67	350	273,000
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	1,265	1,586,668
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	1,265	1,519,284
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	350	349,282
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(a)	10/16/44	2,075	2,168,375

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	500	$600,747
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	850	949,048
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	150	146,200
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(a)	06/15/37	1,015	1,012,462
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,310	2,856,035
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	500	549,942
Willis Group Holdings PLC, Gtd. Notes	4.125%		03/15/16	1,280	1,286,939
XLIT Ltd. (Ireland), Jr. Sub. Notes, Series E(b)	6.500%	(a)	12/31/49	1,880	1,365,350

					24,885,188

Leisure Time — 0.1%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $1,701,125; purchased 09/29/15-09/30/15)(c)(d)	8.500%		10/15/22	1,550	1,468,625

Lodging — 0.4%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	1,325	1,309,574
MGM Resorts International, Gtd. Notes	6.625%		12/15/21	3,325	3,403,969

					4,713,543

Machinery-Diversified — 0.3%
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%		01/15/2098	1,100	1,103,653
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,960	2,083,372

					3,187,025

Media — 2.8%
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	65	76,868
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,415	1,783,080
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	2,750	2,887,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%		05/01/27	1,000	995,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.000%		01/15/19	1,603	1,637,064
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.375%		06/01/20	1,700	1,770,125
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	710	717,335
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	855	856,401
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	225	221,678
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%		02/15/19	660	702,900
DISH DBS Corp., Gtd. Notes	4.250%		04/01/18	2,850	2,857,125
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%		01/31/46	495	492,080
Historic TW, Inc., Gtd. Notes	6.625%		05/15/29	1,837	2,150,552
Liberty Interactive LLC, Sr. Unsec’d. Notes(b)	8.250%		02/01/30	2,250	2,238,750
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17	1,035	1,080,768
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43	290	284,129
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes, 144A	5.000%		04/15/22	1,500	1,481,250
Sky PLC (United Kingdom), Gtd. Notes, 144A	6.100%		02/15/18	210	226,138
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%		02/15/26	750	1,013,623
TEGNA, Inc., Gtd. Notes, 144A	4.875%		09/15/21	475	476,188
Time Warner Cable, Inc., Gtd. Notes	6.750%		07/01/18	2,620	2,858,556
Time Warner Cos., Inc., Gtd. Notes	7.250%		10/15/17	1,440	1,576,467
Univision Communications, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,191,156; purchased 04/13/15)(c)(d)	5.125%		02/15/25	1,175	1,116,250
Viacom, Inc., Sr. Unsec’d. Notes(b)	4.500%		02/27/42	95	71,238
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	475	381,508

					29,952,573

Mining — 0.4%
Alcoa, Inc., Sr. Unsec’d. Notes(b)	5.125%		10/01/24	425	386,750
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(b)	6.750%	(a)	10/19/75	1,730	1,669,450
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	825	774,703
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	75	59,914
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	5.875%		04/23/45	820	628,220

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Mining (continued)
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	6.750%		04/16/40		990	$846,786

						4,365,823

Miscellaneous Manufacturing — 0.5%
General Electric Co., Sr. Unsec’d. Notes(b)	4.125%		10/09/42		500	488,393
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44		740	761,558
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43		425	463,167
Pentair Finance SA, Gtd. Notes	1.875%		09/15/17		625	618,213
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19		2,350	2,673,816

						5,005,147

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%		09/01/23		1,150	1,167,250

Oil & Gas — 1.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36		2,000	720,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17		3,265	3,423,751
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		340	327,712
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19		250	273,086
Cameron International Corp., Sr. Unsec’d. Notes	7.000%		07/15/38		450	536,369
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	7.250%		11/05/19		1,300	1,397,760
Nabors Industries, Inc., Gtd. Notes(b)	4.625%		09/15/21		1,650	1,355,904
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41		1,530	1,319,140
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19		870	165,300
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	7.250%		12/12/21		1,040	208,000
Pacific Exploration and Production Corp. (Colombia), Sr. Unsec’d. Notes, RegS(c)	7.250%		12/12/21		1,540	308,000
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18		1,750	1,859,120
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22		510	551,537
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22		2,725	2,492,121

						14,937,800

Packaging & Containers — 0.5%
Greif Luxembourg Finance, Sr. Unsec’d. Notes, MTN	7.375%		07/15/21	EUR	1,470	1,852,177
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19		1,815	2,005,575
WestRock RKT Co., Gtd. Notes	4.450%		03/01/19		1,165	1,214,218

						5,071,970

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25		1,020	1,006,674
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35		1,715	1,680,009
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25		875	870,531
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35		1,670	1,623,001
Actavis Funding SCS, Gtd. Notes(b)	4.750%		03/15/45		385	375,392
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A(b)	6.000%		07/15/23		625	621,875
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150%		05/18/43		2,075	2,059,390
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875%		05/15/23		1,000	1,005,000
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(b)	6.750%		08/15/18		2,000	1,982,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec’d. Notes, 144A(b)	6.125%		04/15/25		450	401,625

						11,625,497

Pipelines — 0.1%
ONEOK Partners LP, Gtd. Notes	2.000%		10/01/17		750	716,395
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%		04/01/44		575	456,572

						1,172,967

Real Estate
ProLogis LP, Gtd. Notes	6.875%		03/15/20		8	9,104

Real Estate Investment Trusts (REITs) — 0.5%
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21		2,000	2,080,000
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%		03/15/22		325	335,088

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, Sr. Unsec’d. Notes	10.350%	04/01/19		1,685	$2,067,756
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24		1,235	1,225,738

					5,708,582

Retail — 0.6%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35		605	624,657
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45		765	805,875
Dufry Finance SCA (Switzerland), Sr. Unsec’d. Notes, 144A	4.500%	08/01/23	EUR	1,425	1,625,826
Limited Brands, Inc., Gtd. Notes	5.625%	02/15/22		2,200	2,337,500
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $1,350,000; purchased 05/29/15)(b)(c)(d)	8.000%	06/15/22		1,350	1,329,750

					6,723,608

Savings & Loans — 0.2%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		1,675	1,648,538

Semiconductors — 0.5%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22		2,050	2,147,375
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18		1,925	1,934,625
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000%	10/01/25		1,750	1,710,625

					5,792,625

Software — 0.8%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21		2,100	2,115,750
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22		2,355	2,397,114
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	5.000%	10/15/25		1,050	1,078,865
First Data Corp., Gtd. Notes, 144A(b)	7.000%	12/01/23		775	775,000
Infor US, Inc., Sr. Unsec’d. Notes, 144A (original cost $971,375; purchased 04/09/15)(c)(d)	6.500%	05/15/22		950	802,750
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		1,070	1,064,446

					8,233,925

Telecommunications — 3.0%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20		800	843,000
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	8.875%	01/01/20		2,000	2,120,000
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40		655	720,569
AT&T Corp., Gtd. Notes	8.250%	11/15/31		103	137,616
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		2,320	2,229,729
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35		300	277,458
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46		850	778,257
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44		1,515	1,387,946
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		483	477,067
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	1,350,910
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.350%	05/20/24		690	724,352
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750%	12/01/16		800	884,000
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%	06/01/20		2,500	2,528,125
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, RegS	11.750%	01/31/20	EUR	1,400	1,620,505
Embarq Corp., Sr. Unsec’d. Notes (original cost $584,102; purchased 04/22/10)(c)(d)	7.995%	06/01/36		560	576,800
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20		2,016	1,764,000
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19		1,300	1,059,500
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26		1,675	1,690,896
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A(b)	5.375%	01/15/25		1,140	1,074,450
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%	11/15/21		1,035	1,099,688
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48		1,799	1,608,840
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55		2,796	2,427,490
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		745	687,078
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54		3,362	3,078,217

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125%	04/30/18		200	$216,010
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	GBP	945	1,438,682

					32,801,185

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		294	297,671

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,022,003; purchased 09/24/12)(c)(d)	2.500%	03/15/16		2,025	2,028,503

TOTAL CORPORATE BONDS (cost $488,618,709)					486,247,689

FOREIGN AGENCIES — 2.0%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23		750	701,975
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24		875	861,875
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	4.125%	01/16/25		100	80,000
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16		790	804,773
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22		975	980,850
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	9.250%	04/23/19		1,080	1,206,090
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	7.000%	05/05/20		475	502,928
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	9.125%	07/02/18		2,910	3,198,090
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	4.625%	11/16/21		600	657,889
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20		1,750	1,881,519
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21		1,650	1,805,166
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16		2,500	2,609,375
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20		1,500	1,678,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16		1,000	985,000
Petroleos Mexicanos (Mexico), Gtd. Notes(b)	4.875%	01/24/22		1,100	1,058,750
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24		1,000	1,288,800
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20		1,250	1,229,689

TOTAL FOREIGN AGENCIES (cost $21,370,566)					21,530,894

MUNICIPAL BONDS — 1.8%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50		1,125	1,535,838
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39		2,280	3,185,753
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40		725	1,054,346
University of California, Revenue Bonds, BABs	5.770%	05/15/43		1,400	1,707,776

					7,483,713

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50		770	986,532

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40		1,380	1,727,622

New Jersey — 0.4%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, BABs(b)	7.102%	01/01/41		1,175	1,618,363
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40		2,050	2,913,788

					4,532,151

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40		695	$779,422
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34		450	504,139

						1,283,561

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%		11/15/34		615	772,674

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45		800	931,112

Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43		1,375	1,746,415

TOTAL MUNICIPAL BONDS (cost $14,873,524)						19,463,780

SOVEREIGN BONDS — 3.5%
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	2,200	2,677,661
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24		1,750	1,666,875
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN(c)	3.800%		08/08/17	JPY	680,000	5,149,658
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,020	2,104,012
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23		436	475,240
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		776	884,640
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41		1,000	1,353,120
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes, RegS	6.000%		01/11/19	EUR	715	892,739
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	2.875%		07/08/21	EUR	825	887,070
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	1,125	1,152,912
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%		03/13/20		295	319,763
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS(c)	3.450%		03/24/17	JPY	170,000	1,465,229
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	2,350	2,646,939
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		1,062	967,482
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		450	441,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(b)	5.200%		01/30/20		1,115	1,209,775
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	3.975%	(f)	05/31/18		494	472,968
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	850	934,134
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500%		02/02/30		450	708,730
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125%		10/15/24		800	813,440
Portugal Government International Bond (Portugal), Unsec’d. Notes, RegS	5.125%		10/15/24		1,100	1,118,480
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	4.950%		10/25/23	EUR	200	260,300

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	1,600	$1,657,309
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24	1,370	1,471,791
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A(b)	6.125%	01/22/44	300	351,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125%	01/22/44	300	351,000
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250%	02/18/24	2,300	2,538,625
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%	10/26/22	1,300	1,451,039
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.850%	05/10/23	200	227,874
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	1,510	1,680,108

TOTAL SOVEREIGN BONDS (cost $41,885,591)				38,330,913

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	76	80,387
Federal Home Loan Mortgage Corp.	5.500%	10/01/33-06/01/34	1,254	1,415,260
Federal Home Loan Mortgage Corp.	6.000%	11/01/33-06/01/34	795	895,750
Federal Home Loan Mortgage Corp.	6.500%	07/01/32-09/01/32	726	829,813
Federal Home Loan Mortgage Corp.	7.000%	10/01/32	71	75,475
Federal National Mortgage Assoc.(g)	1.500%	11/30/20	4,650	4,567,393
Federal National Mortgage Assoc.	4.000%	05/01/19	52	53,813
Federal National Mortgage Assoc.	4.500%	12/01/18-02/01/35	387	402,654
Federal National Mortgage Assoc.	5.500%	03/01/17-06/01/34	1,628	1,766,225
Federal National Mortgage Assoc.	6.000%	09/01/17-11/01/36	1,739	1,982,285
Federal National Mortgage Assoc.	6.500%	07/01/17-11/01/33	1,284	1,466,470
Federal National Mortgage Assoc.	7.000%	05/01/32-06/01/32	171	193,275
Government National Mortgage Assoc.	5.500%	01/15/33-07/15/35	1,718	1,933,022
Government National Mortgage Assoc.	6.000%	12/15/32-11/15/34	1,910	2,195,305
Government National Mortgage Assoc.	6.500%	09/15/32-11/15/33	1,211	1,385,186
Government National Mortgage Assoc.	7.500%	10/15/25-02/15/26	49	57,171

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,980,981)				19,299,484

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds(g)(h)	2.875%	05/15/43	10,300	10,042,500
U.S. Treasury Notes	1.000%	09/15/18	235	233,329
U.S. Treasury Notes(b)	1.250%	12/15/18	6,275	6,261,766
U.S. Treasury Notes	1.625%	11/30/20	5,210	5,179,063
U.S. Treasury Notes	1.750%	12/31/20	1,495	1,493,365
U.S. Treasury Notes(g)	1.750%	05/15/23	10,040	9,781,550
U.S. Treasury Notes	2.000%	07/31/22-11/30/22	22,810	22,746,280
U.S. Treasury Notes	2.125%	12/31/21	5,130	5,175,288
U.S. Treasury Notes(b)	2.250%	11/15/25	4,160	4,150,736
U.S. Treasury Notes	2.875%	08/15/45	40	38,848

TOTAL U.S. TREASURY OBLIGATIONS (cost $65,552,965)				65,102,725

PREFERRED STOCK — 0.1%			Shares
Banking
Citigroup Capital XIII, 6.692%, (Capital Security, fixed to floating preferred)(a) (cost $1,125,000)			45,000	1,169,550

TOTAL LONG-TERM INVESTMENTS (cost $969,892,358)				971,254,434

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 12.1%
AFFILIATED MUTUAL FUNDS — 12.0%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $90,319,587)(i)(Note 4)		9,285,400	$86,075,658
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $44,170,836; includes $30,813,527 of cash collateral for securities on loan)(i)(j)(Note 4)		44,170,836	44,170,836

TOTAL AFFILIATED MUTUAL FUNDS (cost $134,490,423)			130,246,494

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* — 0.1%
Call Options — 0.1%
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $65.00	BNP Paribas	36,000	—
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $119.50		43,900	65,164
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $121.50		43,900	6,859
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	41,300	6
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	20,700	174
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	17,800	—
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	22,260	82,895
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	25,660	124,145
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	37,340	337,352
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	15,560	127,888
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	17,800	63,294

			807,777

Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $97.00	BNP Paribas	19,600	160,683
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $100.00	BNP Paribas	36,000	17,192
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $115.50		43,900	10,289

			188,164

TOTAL OPTIONS PURCHASED (cost $1,782,000)			995,941

TOTAL SHORT-TERM INVESTMENTS (cost $136,272,423)			131,242,435

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.6% (cost $1,106,164,781)			1,102,496,869

OPTIONS WRITTEN*
Call Options
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $80.00	BNP Paribas	36,000	(5,264)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $120.50		87,800	(41,156)
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	62,000	(40)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	25,660	(54,792)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	35,600	$—
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	15,560	(62,613)

			(163,865)

Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $92.00	BNP Paribas	19,600	(53,379)
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $120.00	BNP Paribas	36,000	(4,358)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $117.50		43,900	(102,891)

			(160,628)

TOTAL OPTIONS WRITTEN (premiums received $818,728)			(324,493)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.6% (cost $1,105,346,053)			1,102,172,376
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (1.6)%			(17,278,404)

NET ASSETS 100.0%			$1,084,893,972

See the Glossary for abbreviations used in the annual report.

*	Non-income producing

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,103,082; cash collateral of $30,813,527 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(c)	Indicates a security that has been deemed illiquid. (unaudited)

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $18,003,564. The aggregate value of $16,433,905 is approximately 1.5% of net assets.

(e)	Represents issuer in default on interest payments. Non-income producing security.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
3,149	5 Year U.S. Treasury Notes	Mar. 2016	$373,451,611	$372,590,664	$(860,947)
2,660	10 Year U.S. Treasury Notes	Mar. 2016	334,900,261	334,910,625	10,364
34	Euro-Bund	Mar. 2016	5,874,205	5,835,096	(39,109)
411	U.S. Ultra Bonds	Mar. 2016	64,942,617	65,220,562	277,945

					(611,747)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions:
117	2 Year U.S. Treasury Notes	Mar. 2016	$25,444,381	$25,416,422	$27,959
330	U.S. Long Bonds	Mar. 2016	50,743,131	50,737,500	5,631

					33,590

					$(578,157)

(1)	Cash of $3,800,000 and a U.S. Treasury Obligation with a market value of $4,104,750 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Bank of America	AUD	259	$187,636	$188,471	$835
British Pound,
Expiring 01/28/16	Credit Suisse First Boston Corp.	GBP	951	1,445,405	1,401,972	(43,433)
Euro,
Expiring 01/28/16	Bank of America	EUR	5,357	5,895,688	5,826,315	(69,373)
Expiring 01/28/16	BNP Paribas	EUR	4,160	4,516,336	4,523,637	7,301
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	110,732	917,280	921,822	4,542
Mexican Peso,
Expiring 01/22/16	Bank of America	MXN	1,114	64,893	64,524	(369)
South African Rand,
Expiring 01/26/16	Citigroup Global Markets	ZAR	9,806	651,900	630,975	(20,925)
Expiring 01/26/16	Citigroup Global Markets	ZAR	144	10,077	9,256	(821)

				$13,689,215	$13,566,972	$(122,243)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	JPMorgan Chase	AUD	1,051	$759,298	$765,348	$(6,050)
British Pound,
Expiring 01/28/16	UBS AG	GBP	1,735	2,663,591	2,557,640	105,951
Euro,
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	14,205	15,685,183	15,448,663	236,520
Hungarian Forint,
Expiring 01/22/16	JPMorgan Chase	HUF	219,665	803,335	756,567	46,768
Japanese Yen,
Expiring 01/28/16	JPMorgan Chase	JPY	107,163	889,200	892,114	(2,914)
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	13,319	798,530	771,541	26,989
Polish Zloty,
Expiring 01/22/16	JPMorgan Chase	PLN	2,314	611,013	589,575	21,438
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	6,587	479,679	423,852	55,827

				$22,689,829	$22,205,300	484,529

						$362,286

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	1,270	12/19/32	4.423%	6 Month BBSW(2)	$124,710	$—	$124,710	Barclays Capital Group
CLP	610,000	02/25/20	3.910%	1 Day CLP OIS(2)	(10,713)	—	(10,713)	JPMorgan Chase
COP	185,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	(3,260)	—	(3,260)	Deutsche Bank AG
COP	685,000	04/17/20	5.050%	1 Day COLIBOR OIS(2)	(12,648)	—	(12,648)	Deutsche Bank AG
COP	1,365,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(37,513)	—	(37,513)	JPMorgan Chase
MXN	76,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	138,305	—	138,305	Credit Suisse First Boston Corp.
MXN	73,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	78,724	—	78,724	Deutsche Bank AG
ZAR	10,000	09/03/33	8.970%	3 Month JIBAR(2)	(36,139)	—	(36,139)	Hong Kong & Shanghai Bank

					$241,466	$—	$241,466

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	2,300	03/07/29	4.743%	6 Month BBSW(2)	$(51,256)	$270,942	$322,198
CAD	14,750	01/09/20	1.710%	3 Month Canadian Banker’s Acceptance(1)	(1,499)	(275,151)	(273,652)
EUR	8,050	08/04/16	0.078%	1 Day EUROIS(1)	5,430	(25,933)	(31,363)
EUR	8,000	08/01/19	0.346%	1 Day EUROIS(1)	(128,118)	(161,200)	(33,082)
EUR	2,000	07/28/25	0.780%	1 Day EUROIS(1)	(762)	(22,909)	(22,147)
GBP	1,490	11/03/24	1.960%	6 Month GBP LIBOR(1)	4,172	(70,446)	(74,618)
GBP	1,600	01/08/25	1.325%	1 Day GBP OIS(1)	(2,299)	37,507	39,806
MXN	112,800	02/09/18	4.630%	28 Day Mexican Interbank Rate(2)	(5,094)	24,369	29,463
MXN	70,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(30,009)	68,247	98,256
MXN	48,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(40,063)	75,369	115,432
MXN	38,000	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(6,994)	(19,437)	(12,443)
MXN	38,100	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	6,448	(80,801)	(87,249)
MXN	13,900	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	302	(26,482)	(26,784)
SEK	45,800	08/14/25	1.220%	3 Month STIBOR(2)	(26,193)	(180,185)	(153,992)
	255,100	01/27/16	0.287%	1 Day Overnight Fed Funds Effective Rate(1)	724	16,813	16,089
	5,150	02/28/19	1.625%	6 Month LIBOR(1)	173	(30,685)	(30,858)
	19,300	02/28/19	1.806%	3 Month LIBOR(1)	42,047	(223,488)	(265,535)
	11,160	03/11/20	1.824%	3 Month LIBOR(1)	195	(101,749)	(101,944)
	220,700	12/31/21	1.787%	3 Month LIBOR(1)	(73,176)	620,198	693,374
	17,000	12/31/21	1.850%	3 Month LIBOR(1)	242	(14,398)	(14,640)
	51,250	05/31/22	1.741%	3 Month LIBOR(1)	375,424	426,008	50,584
	29,120	05/31/22	2.237%	3 Month LIBOR(1)	(77,974)	(642,994)	(565,020)
	9,800	08/31/22	1.786%	3 Month LIBOR(1)	203	72,689	72,486
	22,700	08/31/22	1.788%	3 Month LIBOR(1)	272	165,348	165,076
	87,900	08/31/22	2.013%	3 Month LIBOR(1)	(161,643)	(618,900)	(457,257)
	12,360	11/30/22	1.982%	3 Month LIBOR(1)	217	4,009	3,792
	44,150	02/15/36	2.502%	3 Month LIBOR(2)	18,554	(411,374)	(429,928)
ZAR	63,800	08/26/20	7.855%	3 Month JIBAR(2)	(8,810)	(168,206)	(159,396)
ZAR	20,000	10/22/23	7.625%	3 Month JIBAR(2)	7,904	(122,304)	(130,208)
ZAR	38,300	11/14/23	8.190%	3 Month JIBAR(2)	(31,190)	(157,523)	(126,333)
ZAR	1,800	01/12/25	7.430%	3 Month JIBAR(2)	1,512	(14,079)	(15,591)
ZAR	14,500	01/13/25	7.440%	3 Month JIBAR(2)	32,410	(112,842)	(145,252)

					$(148,851)	$(1,699,587)	$(1,550,736)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Depreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.25.V1	12/20/20	5.000%	13,900	$171,819	$(156,191)	$(328,010)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate issues—Buy Protection(1):
American International Group, Inc.	03/20/18	3.700%	3,700	0.204%	$(290,699)	$—	$(290,699)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	4,750	0.555%	(16,954)	229,662	(246,616)	JPMorgan Chase

					$(307,653)	$229,662	$(537,315)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2):
Ameriquest Home Equity	02/01/16	1.500%	413	$71	$—	$71	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	348	60	—	60	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	434	74	—	74	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	694	119	—	119	Goldman Sachs & Co.
BSABS	02/01/16	1.500%	330	57	—	57	Goldman Sachs & Co.
CAS	02/01/16	1.500%	633	109	—	109	Goldman Sachs & Co.
CAS	02/01/16	1.500%	1,920	329	—	329	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	936	161	—	161	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	638	109	—	109	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,789	394	—	394	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	562	124	—	124	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	525	90	—	90	Goldman Sachs & Co.
First Franklin Home Equity	02/01/16	1.500%	146	25	—	25	Goldman Sachs & Co.
Fremont Home Equity	02/01/16	1.500%	409	70	—	70	Goldman Sachs & Co.
IndyMac Alta Mortgage	02/01/16	1.500%	1,124	186	—	186	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	530	91	—	91	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	787	135	—	135	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	418	72	—	72	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	714	122	—	122	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	635	109	—	109	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	443	76	—	76	Goldman Sachs & Co.
Option One Home Equity	02/01/16	1.500%	536	92	—	92	Goldman Sachs & Co.
STACR	02/01/16	1.500%	581	100	—	100	Goldman Sachs & Co.
Terwin Mortgage Trust	02/01/16	1.500%	370	64	—	64	Goldman Sachs & Co.

				$2,839	$—	$2,839

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V9	12/20/16	5.000%	6,440	$203,906	$270,122	$(66,216)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V9	12/20/16	5.000%	12,420	393,248	567,525	(174,277)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	17,940	568,024	774,908	(206,884)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	11,500	364,118	503,924	(139,806)	Deutsche Bank AG

				$1,529,296	$2,116,479	$(587,183)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Spain	12/20/20	1.000%	9,755	0.905%	$47,209	$(18,431)	$65,640	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	9,680	0.944%	27,675	44,911	(17,236)	JPMorgan Chase
Kingdom of Spain	09/20/20	1.000%	2,000	0.944%	5,718	5,761	(43)	JPMorgan Chase

					$80,602	$32,241	$48,361

U.S. Treasury Obligations and a U.S. Government Agency Obligation with a combined market value of $12,864,373 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of the emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements:
502	3 Month LIBOR	JPY	50,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	$86,216	$—	$86,216
278	3 Month LIBOR	EUR	240	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	18,015	—	18,015
1,541	3 Month LIBOR plus 432 bps	JPY	120,000	3.450%	Citigroup Global Markets	03/24/17	553,081	7,475	545,606
5,882	3 Month LIBOR	JPY	600,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	874,075	—	874,075
1,157	3 Month LIBOR	EUR	900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	181,110	—	181,110

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Currency swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC swap agreements (continued):
JPY	265,000	3 Month JPY LIBOR minus 43.35 bps		2,250	3 Month LIBOR	JPMorgan Chase	11/26/16	$(43,007)	$—	$(43,007)
JPY	1,060,000	3 Month JPY LIBOR minus 42.10 bps		8,979	3 Month LIBOR	JPMorgan Chase	11/28/16	(151,998)	—	(151,998)
	13,099	3 Month LIBOR	EUR	11,400	3 Month EURIBOR minus 26.95	JPMorgan Chase	02/17/17	670,796	—	670,796
	2,250	3 Month LIBOR	JPY	265,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	18,363	—	18,363
	8,979	3 Month LIBOR	JPY	1,060,000	3 Month JPY LIBOR minus 67.32 bps	JPMorgan Chase	11/28/24	33,081	—	33,081

								$2,239,732	$7,475	$2,232,257

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
OTC Swap agreements:
Credit Suisse First Boston Corp.	01/12/41	6,763	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS.FN30.450.10 Index	$(3,910)	$(18,789)	$14,879

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$48,383,155	$—
Non-Residential Mortgage-Backed Securities	—	16,556,328	—
Residential Mortgage-Backed Securities	—	95,597,623	18,076,943
Bank Loans	—	26,096,285	—
Commercial Mortgage-Backed Securities	—	115,399,065	—
Corporate Bonds	—	486,247,689	—
Foreign Agencies	—	21,530,894	—
Municipal Bonds	—	19,463,780	—
Sovereign Bonds	—	38,330,913	—
U.S. Government Agency Obligations	—	19,299,484	—
U.S. Treasury Obligations	—	65,102,725	—
Preferred Stock	1,169,550	—	—
Affiliated Mutual Funds	130,246,494	—	—
Options Purchased	82,312	913,629	—
Options Written	(144,047)	(180,446)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(578,157)	$—	$—
Forward Foreign Currency Exchange Contracts	—	362,286	—
OTC interest rate swaps	—	241,466	—
Centrally cleared interest rate swaps	—	(1,550,736)	—
Centrally cleared credit default swaps	—	(328,010)	—
OTC credit default swaps	—	1,302,245	2,839
Currency Swap Agreements	—	2,239,732	—
Total Return Swap Agreement	—	(3,910)	—

Total	$130,776,152	$955,004,197	$18,079,782

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Residential Mortgage-Backed Securities	Credit Default Swaps
Balance as of 12/31/14	$4,745,724	$6,610,851	$—	$—
Realized gain (loss)	1,884	—	—	—
Change in unrealized appreciation (depreciation)**	(7,858)	(20,106)	(63,339)	2,839
Purchases	—	—	18,916,520	—
Sales	(4,740,146)	(393,902)	(788,629)	—
Accrued discount/premium	396	(810)	12,391	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(6,196,033)	—	—

Balance as of 12/31/15	$—	$—	$18,076,943	$2,839

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(60,500) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$18,076,943	Market Approach	Single Broker Indicative Quote
Credit Default Swaps	2,839	Model Pricing	Discretionary Volatility Factor and/or Discount Rate

	$18,079,782

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$6,196,033	L3 to L2	Single to Multiple Broker Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 2.8% of collateral for securities on loan)	12.0%
Banks	11.4
Commercial Mortgage-Backed Securities	10.6
Residential Mortgage-Backed Securities	10.5
U.S. Treasury Obligations	6.0
Collateralized Loan Obligations	4.5

Sovereign Bonds	3.5%
Electric	3.5
Telecommunications	3.1
Healthcare-Services	2.9
Media	2.8
Insurance	2.3
Foreign Agencies	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Chemicals	1.8%
Municipal Bonds	1.8
U.S. Government Agency Obligations	1.8
Non-Residential Mortgage-Backed Securities	1.5
Commercial Services	1.4
Oil & Gas	1.4
Diversified Financial Services	1.3
Pharmaceuticals	1.1
Auto Manufacturers	1.0
Food	1.0
Software	0.8
Home Builders	0.7
Technology	0.7
Retail	0.6
Building Materials	0.6
Semiconductors	0.5
Real Estate Investment Trusts (REITs)	0.5
Agriculture	0.5
Airlines	0.5
Packaging & Containers	0.5
Miscellaneous Manufacturing	0.5
Healthcare-Products	0.5
Lodging	0.4
Healthcare & Pharmaceutical	0.4
Mining	0.4
Computers	0.4

Forest & Paper Products	0.3%
Gas	0.3
Entertainment	0.3
Machinery-Diversified	0.3
Biotechnology	0.2
Environmental Control	0.2
Automotive	0.2
Gaming	0.2
Trucking & Leasing	0.2
Aerospace & Defense	0.2
Financials	0.2
Beverages	0.2
Savings & Loans	0.2
Consumer	0.1
Leisure Time	0.1
Containers & Packaging	0.1
Pipelines	0.1
Banking	0.1
Office & Business Equipment	0.1
Options Purchased	0.1
Foods	0.1
Engineering/Construction	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$328,010	*
Credit contracts	Premiums paid for OTC swap agreements	2,396,813		Premiums received for OTC swap agreements	18,431
Credit contracts	Unrealized appreciation on OTC swap agreements	68,479		Unrealized depreciation on OTC swap agreements	1,141,777
Credit contracts	Unaffiliated investments	177,875		Options written outstanding, at value	63,001
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	506,171		Unrealized depreciation on forward foreign currency exchange contracts	143,885
Interest rate contracts	Due from/to broker — variation margin futures	321,899	*	Due from/to broker — variation margin futures	900,056	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,606,556	*	Due from/to broker — variation margin swaps	3,157,292	*
Interest rate contracts	Premiums paid for OTC swap agreements	7,475		Premiums received for OTC swap agreements	18,789
Interest rate contracts	Unaffiliated investments	818,066		Options written outstanding, at value	261,492
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,783,880		Unrealized depreciation on OTC swap agreements	295,278

Total		$8,687,214			$6,328,011

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Forward & Cross Currency Contracts**	Swaps	Total
Credit contracts	$34,200	$37,800	$—	$—	$—	$(4,629,479)	$(4,557,479)
Foreign exchange contracts	—	—	—	—	3,157,814	—	3,157,814
Interest rate contracts	(2,871,807)	1,424,949	5,643,238	10,900	—	1,063,381	5,270,661

Total	$(2,837,607)	$1,462,749	$5,643,238	$10,900	$3,157,814	$(3,566,098)	$3,870,996

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward & Cross Currency Contracts**	Swaps	Total
Credit contracts	$(352,643)	$205,246	$—	$—	$(713,291)	$(860,688)
Foreign exchange contracts	—	—	—	585,963	—	585,963
Interest rate contracts	(357,855)	209,859	(1,938,244)	—	(2,770,869)	(4,857,109)

Total	$(710,498)	$415,105	$(1,938,244)	$585,963	$(3,484,160)	$(5,131,834)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

**	Included in net change in unrealized appreciation (depreciation) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange— Purchased Contracts(3)
$1,343,572	$489,108	$586,412,660	$186,563,581	$28,460,630

Forward Foreign Currency Exchange— Sold Contracts(3)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements Buy Protection(4)	Credit Default Swap Agreements Sell Protection(4)
$52,689,766	$43,258	$762,970	$128,739	$58,141

	Currency Swap Agreements(4)	Total Return Swap Agreements(4)	Forward Rate Agreements(4)
	$66,122	$5,241	$89,116

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$835	$(835)	$—	$—
Barclays Capital Group	266,933	(40)	—	266,893
BNP Paribas	185,176	(63,001)	(262,699)	—
Citigroup Global Markets	1,022,874	(21,746)	(1,054,000)	—
Credit Suisse First Boston Corp.	659,826	(128,438)	(602,000)	—
Deutsche Bank AG	2,799,156	(827,574)	(2,496,662)	—
Goldman Sachs & Co.	2,839	—	—	2,839
Hong Kong & Shanghai Bank	181,110	(36,139)	—	144,971
JPMorgan Chase	1,451,747	(651,926)	(770,773)	29,048
UBS AG	105,951	—	—	105,951

	$6,676,447

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(69,742)	$835	$—	$(68,907)
Barclays Capital Group	(40)	40	—	—
BNP Paribas	(63,001)	63,001	—	—
Citigroup Global Markets	(21,746)	21,746	—	—
Credit Suisse First Boston Corp.	(128,438)	128,438	—	—
Deutsche Bank AG	(827,574)	827,574	—	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(36,139)	36,139	—	—
JPMorgan Chase	(651,926)	651,926	—	—
UBS AG	—	—	—	—

	$(1,798,606)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $30,103,082:
Unaffiliated investments (cost $971,674,358)	$972,250,375
Affiliated investments (cost $134,490,423)	130,246,494
Foreign currency, at value (cost $26,804)	27,040
Deposit with Broker for futures	3,800,000
Dividends and interest receivable	9,852,009
Unrealized appreciation on OTC swap agreements	2,852,359
Premium paid for OTC swap agreements	2,404,288
Receivable for investments sold	2,162,649
Due from broker—variation margin futures	1,461,225
Unrealized appreciation on OTC forward foreign currency exchange contracts	506,171
Receivable for Series shares sold	63,352
Tax reclaim receivable	38,823
Prepaid expenses	7,904

Total Assets	1,125,672,689

LIABILITIES
Payable to broker for collateral for securities on loan	30,813,527
Payable for investments purchased	6,188,357
Unrealized depreciation on OTC swap agreements	1,437,055
Due to broker—variation margin swaps	962,613
Management fee payable	369,201
Payable for Series shares repurchased	335,745
Options written outstanding, at value (premiums received $818,728)	324,493
Accrued expenses and other liabilities	161,413
Unrealized depreciation on OTC forward foreign currency exchange contracts	143,885
Premium received for OTC swap agreements	37,220
Payable to custodian	2,487
Deferred trustees’ fees	1,741
Affiliated transfer agent fee payable	980

Total Liabilities	40,778,717

NET ASSETS	$1,084,893,972

Net assets were comprised of:
Paid-in capital	$986,637,558
Retained earnings	98,256,414

Net assets, December 31, 2015	$1,084,893,972

Net asset value and redemption price per share $1,084,893,972 / 93,233,122 outstanding shares of beneficial interest	$11.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income (net of foreign withholding taxes of $26,371)	$40,688,750
Affiliated dividend income	1,465,151
Unaffiliated dividend income	88,594
Affiliated income from securities lending, net	80,085

Total income	42,322,580

EXPENSES
Management fee	4,295,814
Shareholders’ reports	279,000
Custodian and accounting fees	204,000
Audit fee	47,000
Trustees’ fees	19,000
Insurance expenses	13,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Loan interest expense	44
Miscellaneous	18,227

Total expenses	4,900,085

NET INVESTMENT INCOME	37,422,495

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,027,451)
Futures transactions	5,643,238
Options written transactions	1,462,749
Forward rate agreement transactions	10,900
Swap agreement transactions	(3,566,098)
Foreign currency transactions	3,637,816

6,161,154

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $429,598)	(41,451,181)
Futures	(1,938,244)
Options written	415,105
Swap agreements	(3,484,160)
Foreign currencies	689,337

(45,769,143)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(39,607,989)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,185,494)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$37,422,495	$40,596,712
Net realized gain on investment and foreign currency transactions	6,161,154	19,370,419
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,769,143)	16,033,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,185,494)	76,000,925

DISTRIBUTIONS	—	(11,827,554)

SERIES SHARE TRANSACTIONS
Series shares sold [8,670,539 and 2,077,773 shares, respectively]	101,626,083	23,745,718
Series shares issued in reinvestment of distributions [0 and 1,060,767 shares, respectively]	—	11,827,554
Series shares repurchased [7,014,473 and 20,335,487 shares, respectively]	(82,418,630)	(229,380,709)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	19,207,453	(193,807,437)

TOTAL INCREASE (DECREASE)	17,021,959	(129,634,066)
NET ASSETS:
Beginning of year	1,067,872,013	1,197,506,079

End of year	$1,084,893,972	$1,067,872,013

SEE NOTES TO FINANCIAL STATEMENTS.

A59

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
Boeing Co. (The)	306,179	$44,270,422
United Technologies Corp.	240,621	23,116,459

		67,386,881

Auto Components — 1.0%
Lear Corp.	303,208	37,243,039

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	125,805	30,194,458

Banks — 7.4%
Bank of America Corp.	2,722,688	45,822,839
Citigroup, Inc.	1,329,119	68,781,908
JPMorgan Chase & Co.	949,886	62,720,972
PNC Financial Services Group, Inc. (The)	464,799	44,299,993
Wells Fargo & Co.	1,156,205	62,851,304

		284,477,016

Beverages — 0.5%
Monster Beverage Corp.*	144,079	21,462,008

Biotechnology — 5.2%
AbbVie, Inc.	316,310	18,738,204
Alexion Pharmaceuticals, Inc.*	253,230	48,303,623
Biogen, Inc.*	95,744	29,331,174
BioMarin Pharmaceutical, Inc.*	167,369	17,533,576
Celgene Corp.*	397,394	47,591,906
Regeneron Pharmaceuticals, Inc.*	68,317	37,087,250

		198,585,733

Capital Markets — 2.4%
Goldman Sachs Group, Inc. (The)	224,319	40,429,014
Morgan Stanley	1,628,309	51,796,509

		92,225,523

Chemicals — 1.0%
FMC Corp.	644,463	25,217,837
Monsanto Co.	132,051	13,009,665

		38,227,502

Consumer Finance — 1.6%
Capital One Financial Corp.	478,764	34,557,185
SLM Corp.*	4,118,457	26,852,340

		61,409,525

Diversified Financial Services — 0.7%
Voya Financial, Inc.	690,597	25,489,935

Electric Utilities — 1.0%
FirstEnergy Corp.	1,281,549	40,663,550

Electrical Equipment — 0.9%
Eaton Corp. PLC	670,542	34,895,006

Electronic Equipment, Instruments & Components — 0.5%
Flextronics International Ltd.*	1,844,886	20,681,172

Energy Equipment & Services — 0.7%
Halliburton Co.	754,934	25,697,953

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	274,118	44,270,057

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Kroger Co. (The)	1,081,930	$45,257,132

		89,527,189

Food Products — 2.3%
ConAgra Foods, Inc.	791,807	33,382,583
Mondelez International, Inc. (Class A Stock)	1,224,201	54,893,173

		88,275,756

Health Care Equipment & Supplies — 0.8%
Zimmer Biomet Holdings, Inc.	290,706	29,823,529

Health Care Providers & Services — 1.2%
Express Scripts Holding Co.*	217,514	19,012,899
Laboratory Corp. of America Holdings*	227,529	28,131,685

		47,144,584

Hotels, Restaurants & Leisure — 5.4%
Carnival Corp.	932,376	50,795,845
Marriott International, Inc. (Class A Stock)(a)	606,257	40,643,469
McDonald’s Corp.	315,984	37,330,350
Shake Shack, Inc. (Class A Stock)*(a)	237,590	9,408,564
Starbucks Corp.	1,136,809	68,242,644

		206,420,872

Industrial Conglomerates — 0.9%
General Electric Co.	1,091,515	34,000,692

Insurance — 2.1%
ACE Ltd.	331,445	38,729,348
MetLife, Inc.	906,259	43,690,747

		82,420,095

Internet & Catalog Retail — 5.3%
Amazon.com, Inc.*	166,184	112,322,104
Netflix, Inc.*	470,691	53,837,636
Priceline Group, Inc. (The)*	31,317	39,927,609

		206,087,349

Internet Software & Services — 10.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	493,269	40,087,972
Alphabet, Inc. (Class A Stock)*	93,041	72,386,828
Alphabet, Inc. (Class C Stock)*	97,206	73,767,689
Facebook, Inc. (Class A Stock)*	1,038,662	108,706,365
LinkedIn Corp. (Class A Stock)*	251,936	56,705,755
Tencent Holdings Ltd. (China)	2,507,464	49,096,111

		400,750,720

IT Services — 3.2%
MasterCard, Inc. (Class A Stock)	549,097	53,460,084
Visa, Inc. (Class A Stock)(a)	899,824	69,781,351

		123,241,435

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*	156,472	30,034,018

Media — 2.5%
Comcast Corp. (Class A Stock)	887,649	50,090,033

SEE NOTES TO FINANCIAL STATEMENTS.

A60

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Walt Disney Co. (The)	446,476	$46,915,698

		97,005,731

Multi-Utilities — 0.9%
PG&E Corp.	654,024	34,787,537

Multiline Retail — 1.2%
Target Corp.	628,113	45,607,285

Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp.	370,691	33,347,362
Marathon Oil Corp.	1,089,117	13,711,983
Noble Energy, Inc.	813,947	26,803,275
Occidental Petroleum Corp.	513,466	34,715,436
Suncor Energy, Inc. (Canada)	1,262,075	32,580,270

		141,158,326

Pharmaceuticals — 9.6%
Allergan PLC*	292,118	91,286,875
Bayer AG (Germany), ADR(a)	85,873	10,719,956
Bristol-Myers Squibb Co.	703,547	48,396,998
Merck & Co., Inc.	661,902	34,961,663
Novo Nordisk A/S (Denmark), ADR	415,100	24,109,008
Pfizer, Inc.	1,350,514	43,594,592
Shire PLC (Ireland), ADR	279,319	57,260,395
Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	892,245	58,566,962

		368,896,449

Road & Rail — 0.5%
Hertz Global Holdings, Inc.*	1,297,165	18,458,658

Semiconductors & Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	631,243	34,598,429

Software — 9.2%
Adobe Systems, Inc.*	516,078	48,480,367
Microsoft Corp.	2,080,240	115,411,715
PTC, Inc.*	736,637	25,509,739
Red Hat, Inc.*	492,871	40,814,648
salesforce.com, Inc.*	841,025	65,936,360
Splunk, Inc.*	457,707	26,917,749
Workday, Inc. (Class A Stock)*	368,498	29,361,921

		352,432,499

Specialty Retail — 1.3%
Industria de Diseno Textil SA (Spain), ADR	2,876,369	49,617,365

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	870,782	91,658,513
HP, Inc.	1,194,677	14,144,976

		105,803,489

Textiles, Apparel & Luxury Goods — 3.1%
Coach, Inc.	578,044	18,919,380
NIKE, Inc. (Class B Stock)	1,103,257	68,953,562
Under Armour, Inc. (Class A Stock)*(a)	372,449	30,023,114

		117,896,056

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 1.1%
Vodafone Group PLC (United Kingdom), ADR	1,344,704	$43,380,151

TOTAL LONG-TERM INVESTMENTS (cost $2,637,503,531)		3,726,007,515

SHORT-TERM INVESTMENT — 8.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $325,205,911; includes $207,819,914 of cash collateral for securities on loan) (Note 4)(b)(c)	325,205,911	325,205,911

TOTAL INVESTMENTS — 105.3% (cost $2,962,709,442)		4,051,213,426
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.3)%		(203,096,015)

NET ASSETS — 100.0%		$3,848,117,411

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $202,113,270; cash collateral of $207,819,914 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$67,386,881	$—	$—
Auto Components	37,243,039	—	—
Automobiles	30,194,458	—	—
Banks	284,477,016	—	—
Beverages	21,462,008	—	—
Biotechnology	198,585,733	—	—
Capital Markets	92,225,523	—	—
Chemicals	38,227,502	—	—
Consumer Finance	61,409,525	—	—
Diversified Financial Services	25,489,935	—	—
Electric Utilities	40,663,550	—	—
Electrical Equipment	34,895,006	—	—
Electronic Equipment, Instruments & Components	20,681,172	—	—
Energy Equipment & Services	25,697,953	—	—
Food & Staples Retailing	89,527,189	—	—
Food Products	88,275,756	—	—
Health Care Equipment & Supplies	29,823,529	—	—
Health Care Providers & Services	47,144,584	—	—
Hotels, Restaurants & Leisure	206,420,872	—	—
Industrial Conglomerates	34,000,692	—	—
Insurance	82,420,095	—	—
Internet & Catalog Retail	206,087,349	—	—
Internet Software & Services	351,654,609	49,096,111	—
IT Services	123,241,435	—	—
Life Sciences Tools & Services	30,034,018	—	—
Media	97,005,731	—	—
Multi-Utilities	34,787,537	—	—
Multiline Retail	45,607,285	—	—
Oil, Gas & Consumable Fuels	141,158,326	—	—
Pharmaceuticals	368,896,449	—	—
Road & Rail	18,458,658	—	—
Semiconductors & Semiconductor Equipment	34,598,429	—	—
Software	352,432,499	—	—
Specialty Retail	49,617,365	—	—
Technology Hardware, Storage & Peripherals	105,803,489	—	—
Textiles, Apparel & Luxury Goods	117,896,056	—	—
Wireless Telecommunication Services	43,380,151	—	—
Affiliated Money Market Mutual Fund	325,205,911	—	—

Total	$4,002,117,315	$49,096,111	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows(Unaudited):

Internet Software & Services	10.4%
Pharmaceuticals	9.6
Software	9.2
Affiliated Money Market Mutual Fund (including 5.4% of collateral for securities on loan)	8.5
Banks	7.4
Hotels, Restaurants & Leisure	5.4
Internet & Catalog Retail	5.3
Biotechnology	5.2
Oil, Gas & Consumable Fuels	3.7
IT Services	3.2
Textiles, Apparel & Luxury Goods	3.1
Technology Hardware, Storage & Peripherals	2.7
Media	2.5

Capital Markets	2.4%
Food & Staples Retailing	2.3
Food Products	2.3
Insurance	2.1
Aerospace & Defense	1.7
Consumer Finance	1.6
Specialty Retail	1.3
Health Care Providers & Services	1.2
Multiline Retail	1.2
Wireless Telecommunication Services	1.1
Electric Utilities	1.0
Chemicals	1.0
Auto Components	1.0
Electrical Equipment	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A62

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Industry table (cont.)
Multi-Utilities	0.9%
Semiconductors & Semiconductor Equipment	0.9
Industrial Conglomerates	0.9
Automobiles	0.8
Life Sciences Tools & Services	0.8
Health Care Equipment & Supplies	0.8
Energy Equipment & Services	0.7

Diversified Financial Services	0.7%
Beverages	0.5
Electronic Equipment, Instruments & Components	0.5
Road & Rail	0.5

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A63

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $202,113,270:
Unaffiliated investments (cost $2,637,503,531)	$3,726,007,515
Affiliated investments (cost $325,205,911)	325,205,911
Receivable for investments sold	58,964,092
Dividends receivable	3,440,695
Tax reclaim receivable	1,714,954
Receivable for Series shares sold	17,565
Prepaid expenses	30,598

Total Assets	4,115,381,330

LIABILITIES
Payable to broker for collateral for securities on loan	207,819,914
Payable for investments purchased	57,395,536
Management fee payable	1,481,320
Accrued expenses and other liabilities	289,805
Payable for Series shares repurchased	275,186
Affiliated transfer agent fee payable	980
Distribution fee payable	418
Deferred trustees’ fees	418
Administration fee payable	342

Total Liabilities	267,263,919

NET ASSETS	$3,848,117,411

Net assets were comprised of:
Paid-in capital	$1,887,416,293
Retained earnings	1,960,701,118

Net assets, December 31, 2015	$3,848,117,411

Class I:
Net asset value and redemption price per share $3,846,166,165 / 97,441,929 outstanding shares of beneficial interest	$39.47

Class II:
Net asset value and redemption price per share $1,951,246 / 49,498 outstanding shares of beneficial interest	$39.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $789,689)	$51,242,296
Affiliated income from securities lending, net	1,269,211
Affiliated dividend income	193,450

Total income	52,704,957

EXPENSES
Management fee	17,823,236
Distribution fee—Class II	5,050
Administration fee—Class II	3,030
Custodian and accounting fees	455,000
Shareholders’ reports	209,000
Insurance expenses	49,000
Trustees’ fees	46,000
Audit fee	33,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	34,354

Total expenses	18,686,670

NET INVESTMENT INCOME	34,018,287

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	164,864,536
Foreign currency transactions	(125,399)

164,739,137

Net change in unrealized appreciation (depreciation) on:
Investments	(104,728,910)
Foreign currencies	(73,823)

(104,802,733)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	59,936,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,954,691

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$34,018,287	$20,780,578
Net realized gain on investment and foreign currency transactions	164,739,137	365,889,333
Net change in unrealized depreciation on investments and foreign currencies	(104,802,733)	(92,188,862)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	93,954,691	294,481,049

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	11,599,955	12,816,469
Series shares repurchased	(277,235,158)	(260,744,091)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(265,635,203)	(247,927,622)

TOTAL INCREASE (DECREASE)	(171,680,512)	46,553,427
NET ASSETS:
Beginning of year	4,019,797,923	3,973,244,496

End of year	$3,848,117,411	$4,019,797,923

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 94.9%
COMMON STOCKS — 60.1%	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
Airbus Group NV (France)	21,149	$1,425,183
General Dynamics Corp.	128,700	17,678,232
Huntington Ingalls Industries, Inc.	69,900	8,866,815
Lockheed Martin Corp.	90,500	19,652,075
Raytheon Co.	62,100	7,733,313
Safran SA (France)	3,417	234,759
Thales SA (France)	1,230	92,066
United Technologies Corp.	126,400	12,143,248

		67,825,691

Air Freight & Logistics — 0.4%
FedEx Corp.	88,200	13,140,918
Royal Mail PLC (United Kingdom)	59,895	392,307

		13,533,225

Airlines — 0.8%
ANA Holdings, Inc. (Japan)	12,000	34,621
Cathay Pacific Airways Ltd. (Hong Kong)	187,000	321,763
Delta Air Lines, Inc.	231,700	11,744,873
easyJet PLC (United Kingdom)	31,398	805,269
International Consolidated Airlines Group SA (United Kingdom)	8,705	78,025
Japan Airlines Co. Ltd. (Japan)	10,000	357,929
Qantas Airways Ltd. (Australia)*	5,692	16,871
Ryanair Holdings PLC (Ireland), ADR	2,485	214,853
Southwest Airlines Co.	407,200	17,534,032

		31,108,236

Auto Components — 0.1%
Cie Generale des Etablissements Michelin (France)	2,186	208,070
Cooper Tire & Rubber Co.	55,000	2,081,750
Dana Holding Corp.	49,100	677,580
Koito Manufacturing Co. Ltd. (Japan)	19,000	779,141
NHK Spring Co. Ltd. (Japan)	1,800	18,047
Nokian Renkaat OYJ (Finland)	1,335	47,662
Toyota Industries Corp. (Japan)	1,900	101,600
Valeo SA (France)	953	146,929

		4,060,779

Automobiles — 0.5%
Daimler AG (Germany)	22,817	1,906,462
Fiat Chrysler Automobiles NV (United Kingdom)*	10,683	148,365
Ford Motor Co.	729,300	10,275,837
Fuji Heavy Industries Ltd. (Japan)	25,700	1,058,744
Mazda Motor Corp. (Japan)	41,400	854,279
Mitsubishi Motors Corp. (Japan)	7,500	63,454
Nissan Motor Co. Ltd. (Japan)	78,600	823,000
Peugeot SA (France)*	43,783	767,473
Renault SA (France)	2,242	224,415
Suzuki Motor Corp. (Japan)	4,300	130,651
Toyota Motor Corp. (Japan)	20,200	1,243,896
Volkswagen AG (Germany)	384	59,008

		17,555,584

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks — 3.7%
Australia & New Zealand Banking Group Ltd. (Australia)	23,801	$480,298
Banco Santander SA (Spain)	35,131	172,823
Bank Hapoalim BM (Israel)	156,691	808,840
Bank of America Corp.	1,967,000	33,104,610
Bank of Queensland Ltd. (Australia)	61,945	624,877
Bank of Yokohama Ltd. (The) (Japan)	12,000	73,555
Bendigo & Adelaide Bank Ltd. (Australia)	5,295	45,801
BNP Paribas SA (France)	7,465	422,352
Chiba Bank Ltd. (The) (Japan)	8,000	56,770
Citigroup, Inc.	42,800	2,214,900
Commonwealth Bank of Australia (Australia)	31,876	1,970,713
Credit Agricole SA (France)	12,219	143,991
DNB ASA (Norway)	64,277	791,971
Fukuoka Financial Group, Inc. (Japan)	9,000	44,628
Hachijuni Bank Ltd. (The) (Japan)	5,000	30,600
Hang Seng Bank Ltd. (Hong Kong)	3,800	72,023
Hiroshima Bank Ltd. (The) (Japan)	6,000	34,103
HSBC Holdings PLC (United Kingdom)	308,270	2,433,564
Intesa Sanpaolo SpA (Italy)	158,871	524,911
Japan Post Bank Co. Ltd. (Japan)*	4,700	68,431
Joyo Bank Ltd. (The) (Japan)	7,000	33,102
JPMorgan Chase & Co.	545,994	36,051,984
KBC Groep NV (Belgium)	18,127	1,133,418
Kyushu Financial Group, Inc. (Japan)*	3,800	26,778
Mitsubishi UFJ Financial Group, Inc. (Japan)	148,700	921,085
Mizuho Financial Group, Inc. (Japan)	720,000	1,440,000
Nordea Bank AB (Sweden)	35,409	388,499
PNC Financial Services Group, Inc. (The)	140,500	13,391,055
Regions Financial Corp.(a)	366,100	3,514,560
Resona Holdings, Inc. (Japan)	196,300	953,279
Societe Generale SA (France)	15,355	707,595
Sumitomo Mitsui Financial Group, Inc. (Japan)	38,100	1,437,934
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	37,000	140,131
SunTrust Banks, Inc.	334,800	14,342,832
Suruga Bank Ltd. (Japan)	2,100	43,278
Swedbank AB (Sweden) (Class A Stock)	7,377	162,468
U.S. Bancorp	49,000	2,090,830
United Overseas Bank Ltd. (Singapore)	14,900	205,424
Wells Fargo & Co.	308,912	16,792,456

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Westpac Banking Corp. (Australia)	38,386	$930,466

		138,826,935

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium)	8,622	1,072,990
Asahi Group Holdings Ltd. (Japan)(a)	4,500	140,870
Coca-Cola Co. (The)	275,800	11,848,368
Diageo PLC (United Kingdom)	12,961	353,938
Heineken Holding NV (Netherlands)	10,567	813,523
Heineken NV (Netherlands)	10,859	925,376
PepsiCo, Inc.	330,120	32,985,590
Pernod Ricard SA (France)	2,459	280,437
SABMiller PLC (United Kingdom)	8,304	496,782
Treasury Wine Estates Ltd. (Australia)	7,186	43,145

		48,961,019

Biotechnology — 2.5%
Actelion Ltd. (Switzerland)	1,213	168,539
Amgen, Inc.	153,308	24,886,488
Biogen Idec, Inc.*(a)	60,300	18,472,905
Celgene Corp.*	175,100	20,969,976
CSL Ltd. (Australia)	3,896	297,029
Gilead Sciences, Inc.	179,000	18,113,010
Grifols SA (Spain)	1,757	81,212
Regeneron Pharmaceuticals, Inc.*(a)	23,000	12,486,010

		95,475,169

Building Products — 0.4%
Asahi Glass Co. Ltd. (Japan)(a)	10,000	57,289
Daikin Industries Ltd. (Japan)	2,600	189,336
LIXIL Group Corp. (Japan)	3,100	68,850
Masco Corp.	438,000	12,395,400
Owens Corning	37,500	1,763,625
Universal Forest Products, Inc.	25,400	1,736,598

		16,211,098

Capital Markets — 0.8%
3i Group PLC (United Kingdom)	11,530	81,677
Bank of New York Mellon Corp. (The)	69,400	2,860,668
Franklin Resources, Inc.(a)	45,400	1,671,628
Goldman Sachs Group, Inc. (The)	110,100	19,843,323
Investec PLC (South Africa)	6,565	46,290
Macquarie Group Ltd. (Australia)	3,490	208,782
Mediobanca SpA (Italy)	6,244	59,856
Morgan Stanley	114,400	3,639,064
Nomura Holdings, Inc. (Japan)	41,200	229,486
Partners Group Holding AG (Switzerland)	187	67,252
UBS Group AG (Switzerland)	39,839	772,855
Waddell & Reed Financial, Inc. (Class A Stock)	35,600	1,020,296

		30,501,177

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 0.9%
Asahi Kasei Corp. (Japan)	136,000	$919,646
BASF SE (Germany)	1,325	100,937
Cabot Corp.	81,300	3,323,544
Daicel Corp. (Japan)	75,100	1,117,631
EMS-Chemie Holding AG (Switzerland)	87	38,288
Evonik Industries AG (Germany)	1,286	42,537
K+S AG (Germany)	6,091	155,267
Kuraray Co. Ltd. (Japan)(a)	3,900	47,240
LyondellBasell Industries NV (Class A Stock)	204,700	17,788,430
Mitsubishi Chemical Holdings Corp. (Japan)	15,500	98,343
Mitsubishi Gas Chemical Co., Inc. (Japan)	4,000	20,454
Mitsui Chemicals, Inc. (Japan)	9,000	39,915
Mosaic Co. (The)	172,600	4,762,034
Solvay SA (Belgium)	640	68,307
Sumitomo Chemical Co. Ltd. (Japan)	16,000	91,890
Teijin Ltd. (Japan)	11,000	37,487
Toray Industries, Inc. (Japan)	15,000	139,388
Westlake Chemical Corp.	45,200	2,455,264
Yara International ASA (Norway)	20,992	902,830

		32,149,432

Commercial Services & Supplies
Herman Miller, Inc.	26,500	760,550
Secom Co. Ltd. (Japan)	2,200	149,093
Securitas AB (Sweden) (Class B Stock)	3,637	55,613

		965,256

Communications Equipment — 1.1%
Brocade Communications Systems, Inc.	243,600	2,236,248
Cisco Systems, Inc.	779,800	21,175,469
Juniper Networks, Inc.	402,500	11,109,000
QUALCOMM, Inc.	157,200	7,857,642

		42,378,359

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	2,119	61,997
Bouygues SA (France)	2,187	86,716
CIMIC Group Ltd. (Australia)	1,073	18,822
Comfort Systems USA, Inc.	23,200	659,344
EMCOR Group, Inc.	59,600	2,863,184
Ferrovial SA (Spain)	4,867	110,059
KBR, Inc.	60,400	1,021,968
Obayashi Corp. (Japan)	62,000	572,087
Shimizu Corp. (Japan)	6,000	48,925
Skanska AB (Sweden) (Class B Stock)	40,263	780,845
Taisei Corp. (Japan)	21,000	138,326
Vinci SA (France)	10,710	686,459

		7,048,732

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials
Headwaters, Inc.*	44,400	$749,028
Holcim Ltd. (Switzerland)	4,712	235,953
Taiheiyo Cement Corp. (Japan)	14,000	40,884

		1,025,865

Consumer Finance — 0.2%
Navient Corp.	761,400	8,718,030
Provident Financial PLC (United Kingdom)	10,665	528,802

		9,246,832

Containers & Packaging — 0.1%
Owens-Illinois, Inc.*	111,700	1,945,814
Rexam PLC (United Kingdom)	7,602	67,806

		2,013,620

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	301,000	39,744,040
Groupe Bruxelles Lambert SA (Belgium)	874	74,786
Investment AB Kinnevik (Sweden) (Class B Stock)	2,725	83,934
Investor AB (Sweden) (Class B Stock)	25,111	922,834
McGraw-Hill Financial, Inc.	101,100	9,966,438
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5,700	29,334
ORIX Corp. (Japan)	81,800	1,147,528

		51,968,894

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	1,021,420	35,147,062
BT Group PLC (United Kingdom)	51,020	354,263
Deutsche Telekom AG (Germany)	4,429	79,548
Nippon Telegraph & Telephone Corp. (Japan)	35,100	1,396,914
Orange SA (France)	65,876	1,101,830
PCCW Ltd. (Hong Kong)	55,000	32,151
Spark New Zealand Ltd. (New Zealand)	291,049	655,342
Telecom Italia SpA (Italy)	65,066	66,780
Telecom Italia SpA (Italy)*(a)	136,581	173,092
Telefonica SA (Spain)	52,767	585,396
TPG Telecom Ltd. (Australia)	3,430	24,558
Verizon Communications, Inc.	701,188	32,408,909

		72,025,845

Electric Utilities — 1.1%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	7,000	64,672
Chubu Electric Power Co., Inc. (Japan)	7,000	95,856
Chugoku Electric Power Co., Inc. (The) (Japan)	3,200	42,251
EDP-Energias de Portugal SA (Portugal)	18,791	67,711
Electricite de France (France)	52,463	772,652
Endesa SA (Spain)(a)	31,740	637,649
Entergy Corp.	49,700	3,397,492

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Exelon Corp.	524,900	$14,576,473
FirstEnergy Corp.	254,300	8,068,939
Fortum OYJ (Finland)	58,563	882,340
Hokuriku Electric Power Co. (Japan)	1,700	25,123
Kansai Electric Power Co., Inc. (The) (Japan)*	8,300	99,515
Kyushu Electric Power Co., Inc. (Japan)*	4,700	51,226
PPL Corp.	403,300	13,764,629
Red Electrica Corp. SA (Spain)	1,201	100,320
Shikoku Electric Power Co., Inc. (Japan)	2,500	39,053
SSE PLC (United Kingdom)	7,874	176,802
Tohoku Electric Power Co., Inc. (Japan)	5,000	62,507
Tokyo Electric Power Co., Inc. (Japan)*	15,800	90,980

		43,016,190

Electrical Equipment — 0.1%
Acuity Brands, Inc.(a)	9,500	2,221,100
Fuji Electric Co. Ltd. (Japan)	6,000	25,163
OSRAM Licht AG (Germany)	972	40,610
Vestas Wind Systems A/S (Denmark)	19,410	1,355,571

		3,642,444

Electronic Equipment, Instruments & Components — 0.2%
Alps Electric Co. Ltd. (Japan)	26,400	715,916
CDW Corp.	72,400	3,043,696
Citizen Holdings Co. Ltd. (Japan)	2,900	20,843
Ibiden Co. Ltd. (Japan)	1,300	18,637
Ingenico Group (France)	596	75,228
Jabil Circuit, Inc.	89,700	2,089,113
Murata Manufacturing Co. Ltd. (Japan)	7,000	1,007,169
TDK Corp. (Japan)	1,500	96,066
Yokogawa Electric Corp. (Japan)	65,800	791,307

		7,857,975

Energy Equipment & Services — 0.1%
Ensco PLC (Class A Stock)	358,700	5,520,393
Petrofac Ltd. (United Kingdom)	3,074	36,057
Transocean Ltd.(a)	4,027	50,340

		5,606,790

Food & Staples Retailing — 1.2%
Casino Guichard Perrachon SA (France)(a)	591	27,151
ICA Gruppen AB (Sweden)(a)	22,003	799,069
J. Sainsbury PLC (United Kingdom)	211,202	804,305
Kroger Co. (The)	469,300	19,630,819
Lawson, Inc. (Japan)	700	56,820
METRO AG (Germany)	13,773	438,773
Wal-Mart Stores, Inc.	370,900	22,736,170
Wesfarmers Ltd. (Australia)	39,436	1,188,917
Woolworths Ltd. (Australia)	15,132	268,479

		45,950,503

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.2%
Archer-Daniels-Midland Co.	378,300	$13,876,044
Bunge Ltd.	170,800	11,662,224
Ingredion, Inc.	19,700	1,888,048
Kerry Group PLC (Ireland) (Class A Stock)	1,848	152,904
Lindt & Spruengli AG (Switzerland)	1	74,501
MEIJI Holdings Co. Ltd. (Japan)	500	41,300
Nestle SA (Switzerland)	26,943	2,000,120
Nippon Meat Packers, Inc. (Japan)	2,000	39,200
Orkla ASA (Norway)	5,585	44,060
Tate & Lyle PLC (United Kingdom)	1,631	14,366
Tyson Foods, Inc. (Class A Stock)	251,900	13,433,827
Wilmar International Ltd. (Singapore)	387,300	799,128

		44,025,722

Gas Utilities — 0.1%
Enagas SA (Spain)	1,698	47,897
UGI Corp.	146,600	4,949,216

		4,997,113

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	219,500	9,857,745
C.R. Bard, Inc.	69,900	13,241,856
Hologic, Inc.*(a)	141,000	5,455,290
Hoya Corp. (Japan)	4,900	200,374
Masimo Corp.*	18,500	767,935
Stryker Corp.	147,500	13,708,650

		43,231,850

Health Care Providers & Services — 1.9%
Aetna, Inc.	171,800	18,575,016
Alfresa Holdings Corp. (Japan)	1,900	37,526
Anthem, Inc.	81,400	11,350,416
Cardinal Health, Inc.	11,800	1,053,386
Cigna Corp.	30,400	4,448,432
Express Scripts Holding Co.*(a)	205,900	17,997,719
Fresenius SE & Co. KGaA (Germany)	4,466	318,125
McKesson Corp.(a)	70,500	13,904,715
Medipal Holdings Corp. (Japan)	22,000	374,968
Miraca Holdings, Inc. (Japan)	800	35,201
Ramsay Health Care Ltd. (Australia)	1,651	81,183
Ryman Healthcare Ltd. (New Zealand)	5,231	30,358
Sonic Healthcare Ltd. (Australia)	8,509	110,167
Suzuken Co. Ltd. (Japan)	1,080	41,042
UnitedHealth Group, Inc.	17,300	2,035,172

		70,393,426

Hotels, Restaurants & Leisure — 1.3%
Bloomin’ Brands, Inc.	119,400	2,016,666
Boyd Gaming Corp.*	119,400	2,372,478
Carnival PLC	2,131	121,396
Extended Stay America, Inc.	86,800	1,380,120
Flight Centre Travel Group Ltd. (Australia)(a)	28,129	811,259

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	38,000	$2,164,100
McDonald’s Corp.	247,300	29,216,022
Sodexo SA (France)	1,093	106,783
Starbucks Corp.	42,900	2,575,287
Tui AG (Germany)	5,434	97,025
Yum! Brands, Inc.(a)	128,800	9,408,840

		50,269,976

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	98,279	905,618
Electrolux AB (Sweden)	7,645	184,454
Iida Group Holdings Co. Ltd. (Japan)	2,000	37,068
Nikon Corp. (Japan)(a)	21,300	285,281
Persimmon PLC (United Kingdom)	3,351	99,972
Rinnai Corp. (Japan)	500	44,302
Sekisui House Ltd. (Japan)	14,900	250,525
Taylor Wimpey PLC (United Kingdom)	347,352	1,038,368

		2,845,588

Household Products — 1.5%
Kimberly-Clark Corp.	143,800	18,305,740
Procter & Gamble Co. (The)	448,705	35,631,664
Reckitt Benckiser Group PLC (United Kingdom)	6,992	646,948
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	39,008	1,130,456

		55,714,808

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	942,300	9,017,811
Electric Power Development Co. Ltd. (Japan)	1,600	56,987
NRG Energy, Inc.	905,800	10,661,266

		19,736,064

Industrial Conglomerates — 1.1%
3M Co.	145,900	21,978,376
Carlisle Cos., Inc.	63,800	5,658,422
CK Hutchison Holdings Ltd. (Hong Kong)	86,020	1,156,275
General Electric Co.	396,492	12,350,726
Seibu Holdings, Inc. (Japan)	1,400	28,591
Siemens AG (Germany)	4,870	471,155

		41,643,545

Insurance — 1.4%
Aflac, Inc.	158,100	9,470,190
Ageas (Belgium)	2,220	103,039
AIA Group Ltd. (Hong Kong)	7,400	44,216
Allianz SE (Germany)	10,700	1,886,185
Allstate Corp. (The)	228,000	14,156,520
American Financial Group, Inc.	51,300	3,697,704
AXA SA (France)	22,783	622,516
Baloise Holding AG (Switzerland)	2,343	296,948
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	12,500	207,971

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Direct Line Insurance Group PLC (United Kingdom)	15,083	$90,410
Hannover Rueck SE (Germany)	10,062	1,148,981
Japan Post Holdings Co. Ltd. (Japan)*	5,200	80,686
Legal & General Group PLC (United Kingdom)	236,564	933,464
Medibank Pvt Ltd. (Australia)	30,636	47,771
MetLife, Inc.	61,100	2,945,631
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3,483	693,947
NN Group NV (Netherlands)	18,186	641,658
Old Mutual PLC (United Kingdom)	52,817	138,944
Old Republic International Corp.	200,600	3,737,178
RSA Insurance Group PLC (United Kingdom)	20,476	128,515
Sampo OYJ (Finland) (Class A Stock)	5,197	263,917
SCOR SE (France)	2,736	102,375
Swiss Life Holding AG (Switzerland)	342	92,118
Swiss Re AG (Switzerland)	11,889	1,161,155
Travelers Cos., Inc. (The)	69,700	7,866,342
UnipolSai SpA (Italy)	301,829	767,889

		51,326,270

Internet & Catalog Retail — 1.2%
Amazon.com, Inc.*	66,600	45,014,274

Internet Software & Services — 2.3%
Alphabet, Inc. (Class A Stock)*	34,300	26,685,743
Alphabet, Inc. (Class C Stock)*	48,582	36,867,908
eBay, Inc.*	440,900	12,115,932
Facebook, Inc. (Class A Stock)*	89,000	9,314,740
Mixi, Inc. (Japan)	500	18,702
Yahoo Japan Corp. (Japan)	16,500	67,071

		85,070,096

IT Services — 1.7%
Accenture PLC (Class A Stock)	163,500	17,085,750
Amadeus IT Holding SA (Spain) (Class A Stock)	5,013	220,947
Atos SE (France)	960	80,595
Cap Gemini SA (France)	6,361	590,212
CSRA, Inc.	133,100	3,993,000
DST Systems, Inc.	6,800	775,608
Fiserv, Inc.*(a)	79,000	7,225,340
International Business Machines Corp.	32,900	4,527,698
Obic Co. Ltd. (Japan)	800	42,348
Total System Services, Inc.	88,900	4,427,220
Visa, Inc. (Class A Stock)(a)	309,000	23,962,950

		62,931,668

Leisure Products
Bandai Namco Holdings, Inc. (Japan)	2,100	44,367
Sankyo Co. Ltd. (Japan)	600	22,396

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Products (continued)
Shimano, Inc. (Japan)	900	$138,203

		204,966

Life Sciences Tools & Services — 0.5%
Lonza Group AG (Switzerland)	616	100,183
QIAGEN NV*	2,386	64,671
Thermo Fisher Scientific, Inc.	134,400	19,064,640

		19,229,494

Machinery — 0.5%
Amada Co. Ltd. (Japan)	3,800	36,262
Atlas Copco AB (Sweden) (Class B Stock)	4,607	105,917
Colfax Corp.*	87,300	2,038,455
Hoshizaki Electric Co. Ltd. (Japan)	500	31,083
Joy Global, Inc.	295,400	3,724,994
JTEKT Corp. (Japan)	2,500	40,920
Kawasaki Heavy Industries Ltd. (Japan)	16,000	59,198
Kone OYJ (Finland) (Class B Stock)	3,668	155,308
Kubota Corp. (Japan)	13,000	200,832
Makita Corp. (Japan)	1,300	74,915
Minebea Co. Ltd. (Japan)	4,000	34,248
Mitsubishi Heavy Industries Ltd. (Japan)	42,000	183,645
NGK Insulators Ltd. (Japan)	30,000	676,206
Rexnord Corp.*	109,500	1,984,140
Schindler Holding AG (Switzerland)	752	126,115
SMC Corp. (Japan)	600	155,840
Trinity Industries, Inc.	273,400	6,567,068
Volvo AB (Sweden) (Class B Stock)	4,575	42,422
Wabash National Corp.*(a)	162,800	1,925,924
Yangzijiang Shipbuilding Holdings Ltd. (China)	26,000	20,087

		18,183,579

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	41	52,796
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	498	649,544
Kuehne + Nagel International AG (Switzerland)	4,362	597,591
Nippon Yusen K.K. (Japan)	152,000	368,401

		1,668,332

Media — 1.5%
Cinemark Holdings, Inc.	74,600	2,493,878
Comcast Corp. (Class A Stock)(a)	475,673	26,842,227
Dentsu, Inc. (Japan)	2,400	131,309
Interpublic Group of Cos., Inc. (The)	134,400	3,128,832
News Corp. (Class A Stock)	408,900	5,462,904
News Corp. (Class B Stock)(a)	72,700	1,014,892
ProSiebenSat.1 Media AG (Germany)	20,373	1,027,850

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
RTL Group SA (Luxembourg)	420	$34,976
Thomson Reuters Corp.	111,400	4,216,490
Time, Inc.	187,300	2,934,991
Toho Co. Ltd. (Japan)	1,200	33,207
Walt Disney Co. (The)	77,600	8,154,208
Wolters Kluwer NV (Netherlands)	24,712	829,921

		56,305,685

Metals & Mining — 0.1%
BHP Billiton PLC (Australia)	6,611	73,725
Boliden AB (Sweden)	43,284	725,188
Fortescue Metals Group Ltd. (Australia)(a)	529,587	712,686
JFE Holdings, Inc. (Japan)	5,500	86,363
Mitsubishi Materials Corp. (Japan)	12,000	37,796
Newcrest Mining Ltd. (Australia)*	8,849	83,731
Nippon Steel & Sumitomo Metal Corp. (Japan)	8,400	166,172
Rio Tinto PLC (United Kingdom)	14,017	408,111
Steel Dynamics, Inc.	106,300	1,899,581
Sumitomo Metal Mining Co. Ltd. (Japan)	5,000	60,695
Voestalpine AG (Austria)	21,944	671,231

		4,925,279

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	253,900	4,661,604
National Grid PLC (United Kingdom)	110,000	1,517,084
Public Service Enterprise Group, Inc.	355,400	13,750,426
RWE AG (Germany)	61,431	774,488

		20,703,602

Multiline Retail — 0.7%
Dillard’s, Inc. (Class A Stock)(a)	41,200	2,707,252
Harvey Norman Holdings Ltd. (Australia)	6,703	20,263
Isetan Mitsukoshi Holdings Ltd. (Japan)	3,800	49,556
J. Front Retailing Co. Ltd. (Japan)	2,600	37,798
Macy’s, Inc.(a)	234,100	8,188,818
Next PLC (United Kingdom)	1,587	170,398
Ryohin Keikaku Co. Ltd. (Japan)	300	60,753
Takashimaya Co. Ltd. (Japan)	4,000	36,022
Target Corp.	187,900	13,643,419

		24,914,279

Oil, Gas & Consumable Fuels — 3.7%
BG Group PLC (United Kingdom)	40,409	585,766
BP PLC (United Kingdom)	316,916	1,646,922
Caltex Australia Ltd. (Australia)	3,232	88,342
Chevron Corp.	240,056	21,595,438
Columbia Pipeline Group, Inc.	216,000	4,320,000
Eni SpA (Italy)	9,114	135,418
Exxon Mobil Corp.	311,316	24,267,082
Galp Energia SGPS SA (Portugal)	35,810	417,857
Hess Corp.	187,200	9,075,456
HollyFrontier Corp.	258,300	10,303,587

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	111,200	$1,659,104
Marathon Oil Corp.	456,300	5,744,817
Marathon Petroleum Corp.	288,200	14,940,288
Neste OYJ (Finland)	1,749	52,201
OMV AG (Austria)	19,270	546,987
ONEOK, Inc.(a)	74,800	1,844,568
Phillips 66	185,800	15,198,440
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	47,197	1,068,979
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	28,660	653,192
Total SA (France)	37,955	1,701,585
Valero Energy Corp.(a)	286,600	20,265,486
Western Refining, Inc.	94,600	3,369,652

		139,481,167

Paper & Forest Products — 0.3%
Boise Cascade Co.*	64,400	1,644,132
International Paper Co.	233,700	8,810,490
Mondi PLC (South Africa)	40,445	792,757
UPM-Kymmene OYJ (Finland)	45,022	835,852

		12,083,231

Personal Products
Unilever NV (United Kingdom)	22,549	982,783
Unilever PLC (United Kingdom)	1,531	65,668

		1,048,451

Pharmaceuticals — 3.3%
Astellas Pharma, Inc. (Japan)	24,000	341,658
AstraZeneca PLC (United Kingdom)	5,148	347,736
Bayer AG (Germany)	7,248	905,210
Bristol-Myers Squibb Co.	292,000	20,086,680
Daiichi Sankyo Co. Ltd. (Japan)	45,300	934,979
GlaxoSmithKline PLC (United Kingdom)	57,329	1,157,814
Jazz Pharmaceuticals PLC*	18,900	2,656,584
Johnson & Johnson	329,698	33,866,579
Mallinckrodt PLC*	65,700	4,903,191
Merck & Co., Inc.	482,900	25,506,778
Mitsubishi Tanabe Pharma Corp. (Japan)	2,600	44,795
Novartis AG (Switzerland)	26,835	2,308,327
Novo Nordisk A/S (Denmark) (Class B Stock)	12,075	699,121
Otsuka Holdings Co. Ltd. (Japan)	32,800	1,165,349
Pfizer, Inc.	750,897	24,238,955
Roche Holding AG (Switzerland)	10,998	3,047,638
Sanofi (France)	12,872	1,096,980
Shire PLC (Ireland)	16,497	1,131,823
Teva Pharmaceutical Industries Ltd. (Israel)	21,973	1,433,539

		125,873,736

Professional Services — 0.2%
Capita PLC (United Kingdom)	17,739	315,623
Intertek Group PLC (United Kingdom)	1,912	78,214

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Randstad Holding NV (Netherlands)	1,489	$92,723
Robert Half International, Inc.	138,500	6,528,890
SGS SA (Switzerland)	378	718,389

		7,733,839

Real Estate Investment Trusts (REITs) — 1.8%
Annaly Capital Management, Inc.	1,158,200	10,863,916
Ascendas Real Estate Investment Trust (Singapore)	22,200	35,579
British Land Co. PLC (The) (United Kingdom)	11,499	133,054
CBL & Associates Properties, Inc.	329,300	4,073,441
Chimera Investment Corp.	108,100	1,474,484
Dexus Property Group (Australia)	11,410	61,890
Fonciere Des Regions (France)	351	31,394
Franklin Street Properties Corp.	84,000	869,400
Gecina SA (France)	382	46,441
GEO Group, Inc. (The)	32,600	942,466
GPT Group (Australia)	92,757	321,235
Hammerson PLC (United Kingdom)	98,383	869,746
Hospitality Properties Trust	196,500	5,138,475
Land Securities Group PLC (United Kingdom)	9,268	160,662
Link REIT (The) (Hong Kong)	188,500	1,123,815
Nomura Real Estate Master Fund, Inc. (Japan)*	39	48,476
Prologis, Inc.	348,700	14,966,204
Segro PLC (United Kingdom)	77,564	490,865
Senior Housing Properties Trust	141,600	2,101,344
Simon Property Group, Inc.	91,000	17,694,040
Starwood Property Trust, Inc.	123,300	2,535,048
Suntec Real Estate Investment Trust (Singapore)	27,600	30,058
WP Carey, Inc.	35,200	2,076,800

		66,088,833

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	303,900	10,508,862
Daiwa House Industry Co. Ltd. (Japan)	24,100	692,787
Deutsche Wohnen AG (Germany)	4,022	111,216
Henderson Land Development Co. Ltd. (Hong Kong)	13,510	82,411
Hysan Development Co. Ltd. (Hong Kong)	56,000	228,797
Jones Lang LaSalle, Inc.	36,600	5,850,876
Kerry Properties Ltd. (Hong Kong)	7,000	19,050
New World Development Co. Ltd. (Hong Kong)	62,000	60,880
Nomura Real Estate Holdings, Inc. (Japan)	1,800	33,394
RMR Group, Inc. (The) (Class A Stock)*	4,832	69,629
Sino Land Co. Ltd. (Hong Kong)	34,000	49,530
Sun Hung Kai Properties Ltd. (Hong Kong)	12,000	144,235

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Swiss Prime Site AG (Switzerland)	782	$61,072
Tokyu Fudosan Holdings Corp. (Japan)	6,000	37,607
Wharf Holdings Ltd. (The) (Hong Kong)	142,000	782,914
Wheelock & Co. Ltd. (Hong Kong)	112,000	469,973

		19,203,233

Road & Rail — 0.1%
AMERCO	3,300	1,285,350
Central Japan Railway Co. (Japan)	1,700	301,808
East Japan Railway Co. (Japan)	3,800	357,831
West Japan Railway Co. (Japan)	1,800	124,421

		2,069,410

Semiconductors & Semiconductor Equipment — 1.4%
Infineon Technologies AG (Germany)	13,060	190,399
Intel Corp.(a)	1,019,600	35,125,220
Texas Instruments, Inc.	307,700	16,865,037

		52,180,656

Software — 2.9%
Check Point Software Technologies Ltd. (Israel)*(a)	3,600	292,968
Citrix Systems, Inc.*(a)	134,100	10,144,665
Intuit, Inc.	117,800	11,367,700
Konami Holdings Corp (Japan)	23,600	561,787
Manhattan Associates, Inc.*	91,100	6,028,087
Microsoft Corp.	1,148,900	63,740,972
Nexon Co. Ltd. (Japan)	23,500	382,292
Nuance Communications, Inc.*	94,600	1,881,594
Oracle Corp.	328,400	11,996,452
SAP SE (Germany)	11,472	910,345
Synopsys, Inc.*	48,900	2,230,329

		109,537,191

Specialty Retail — 1.3%
AutoNation, Inc.*	40,300	2,404,298
Best Buy Co., Inc.	281,400	8,568,630
Gap, Inc. (The)(a)	240,200	5,932,940
GNC Holdings, Inc. (Class A Stock)	71,600	2,221,032
Home Depot, Inc. (The)	111,100	14,692,975
Industria de Diseno Textil SA (Spain)	32,557	1,118,473
Lowe’s Cos, Inc.	47,300	3,596,692
Nitori Holdings Co. Ltd. (Japan)	800	67,186
Ross Stores, Inc.	72,000	3,874,320
Shimamura Co. Ltd. (Japan)	200	23,422
Staples, Inc.	733,800	6,949,086
Yamada Denki Co. Ltd. (Japan)	8,000	34,556

		49,483,610

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	774,600	81,534,396
EMC Corp.	89,900	2,308,632
FUJIFILM Holdings Corp. (Japan)	29,500	1,231,109
Hewlett Packard Enterprise Co.	654,500	9,948,400

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	654,500	$7,749,280

		102,771,817

Textiles, Apparel & Luxury Goods — 0.8%
adidas AG (Germany)	9,522	924,202
Christian Dior SE (France)	4,394	746,379
Michael Kors Holdings Ltd.*	112,900	4,522,774
NIKE, Inc. (Class B Stock)	324,600	20,287,500
Oxford Industries, Inc.	33,700	2,150,734
Pandora A/S (Denmark)	3,380	426,164
Swatch Group AG (The) (Switzerland)	536	36,196

		29,093,949

Tobacco — 0.8%
Altria Group, Inc.	465,000	27,067,650
British American Tobacco PLC (United Kingdom)	21,864	1,214,203
Imperial Tobacco Group PLC (United Kingdom)	25,108	1,326,154
Japan Tobacco, Inc. (Japan)	26,400	969,244
Swedish Match AB (Sweden)	2,268	80,145

		30,657,396

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Netherlands)*	17,300	746,668
Ashtead Group PLC (United Kingdom)	48,667	800,958
ITOCHU Corp. (Japan)	18,700	221,192
Mitsui & Co. Ltd. (Japan)	5,800	68,916
Sumitomo Corp. (Japan)	12,200	124,383

		1,962,117

Transportation Infrastructure
Atlantia SpA (Italy)	4,465	118,137
Japan Airport Terminal Co. Ltd. (Japan)	500	22,135
Kamigumi Co. Ltd. (Japan)	3,000	25,829

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Sydney Airport (Australia)	12,857	$59,172

		225,273

Water Utilities
Severn Trent PLC (United Kingdom)	2,569	82,123

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	59,100	1,534,839
NTT DOCOMO, Inc. (Japan)	16,700	342,544
Vodafone Group PLC (United Kingdom)	308,578	1,000,652

		2,878,035

TOTAL COMMON STOCKS (cost $1,861,311,399)		2,264,745,333

EXCHANGE TRADED FUND
iShares MSCI EAFE Index Fund(a) (cost $820,598)	14,050	825,438

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	596	49,865
Volkswagen AG (Germany) (PRFC)	2,221	320,668

		370,533

Banks
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(b)	22,000	571,780

TOTAL PREFERRED STOCKS (cost $859,315)		942,313

	Units
RIGHTS*
Real Estate Investment Trusts (REITs)
Ascendias Real Estate Investment (Singapore), expiring 01/13/16 (cost $0)	832	32

ASSET-BACKED SECURITIES — 4.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%(b)	04/25/19	372	$369,558

Collateralized Loan Obligations — 1.6%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%(b)	04/20/25	2,550	2,515,763
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.029%(b)	01/15/28	2,500	2,486,716
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.131%(b)	05/15/20	3,900	3,890,060
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823%(b)	04/28/26	1,500	1,485,315
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%(b)	10/15/26	2,500	2,479,810
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	1.865%(b)	04/18/27	250	246,680
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861%(b)	10/15/26	750	742,582
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%(b)	10/17/26	250	247,195

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES — 4.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845%	(b)	04/18/27	1,250	$1,237,264
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(b)	07/15/24	1,200	1,181,422
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(b)	04/17/25	2,100	2,070,511
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.867%	(b)	04/20/26	2,200	2,178,983
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.117%	(b)	04/20/26	450	433,816
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.825%	(b)	10/18/26	500	493,465
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.787%	(b)	01/20/26	2,300	2,276,757
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(b)	01/17/26	500	494,208
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.570%	(b)	07/22/20	257	255,717
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791%	(b)	10/15/26	1,250	1,237,241
HLM (Cayman Islands), Series 2015-15, Class 6A, 144A	1.784%	(b)	05/05/27	250	246,635
ICG U.S. CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%		01/25/27	1,000	975,872
ING IM CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(b)	04/15/24	1,850	1,828,719
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(b)	04/15/27	500	495,022
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.952%	(b)	05/15/26	300	295,864
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.817%	(b)	04/18/26	750	739,324
Magnetite CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740%	(b)	07/25/26	3,000	2,970,793
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801%	(b)	04/15/26	5,300	5,259,788
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765%	(b)	01/18/27	500	493,079
Neuberger Berman CLO XII Ltd. (Cayman Islands), Series 2012-12AR, Class BR, 144A	2.420%	(b)	07/25/23	250	247,727
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791%	(b)	04/15/26	500	494,617
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(b)	07/22/25	1,200	1,185,104
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5AR, Class AR, 144A	1.812%	(b)	12/15/22	393	390,401
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.620%	(b)	02/20/25	250	246,296
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.795%	(b)	07/17/26	800	793,117
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	495,512
Shackleton CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(b)	05/07/26	1,250	1,234,096
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/25	3,200	3,142,770
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(b)	08/17/22	500	491,703
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(b)	10/20/23	1,100	1,098,323
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	872	859,004
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.940%	(b)	01/22/27	2,250	2,229,875
Treman Park CLO LLC (Cayman Islands), Series 2015-1A, Class A, 144A	1.817%	(b)	04/20/27	250	248,044
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(b)	07/15/25	2,700	2,660,384
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947%	(b)	04/20/26	3,000	2,971,007
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817%	(b)	04/20/26	1,850	1,831,492
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	485,790

					60,363,863

Non-Residential Mortgage-Backed Securities — 1.3%
AmeriCredit Automobile Receivables, Series 2015-4, Class A2B	1.026%	(b)	04/08/19	4,000	4,000,399
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,700	1,687,254
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	6,000	5,925,087
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	4,700	4,640,984
Ford Credit Auto Owner Trust, Series 2014-REV1, Class A, 144A	2.260%		11/15/25	2,000	2,016,133
Ford Credit Auto Owner Trust, Series 2014-REV2, Class A, 144A	2.310%		04/15/26	3,200	3,194,746

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES — 4.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $1,800,000; purchased 05/13/15)(c)(d)	0.831%	(b)	05/15/20	1,800	$1,792,990
Hertz Corp., Series 2015-1A, Class A, 144A	2.730%		03/25/21	5,300	5,254,002
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	3,400	3,357,388
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,700	4,644,921
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(b)	12/17/18	2,800	2,798,998
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(b)	12/17/18	3,300	3,299,999
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	3,895	3,867,206
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,700	1,686,488

					48,166,595

Residential Mortgage-Backed Securities — 1.5%
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	01/01/30	2,307	2,292,342
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.376%	(b)	08/26/36	1,384	1,277,140
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.072%	(b)	03/25/33	205	193,893
Credit Suisse Mortgage Trust, Series 2015-12R, Class 1A1, 144A	2.402%	(b)	10/30/47	2,500	2,480,155
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.914%	(b)	07/25/35	302	287,917
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%	(b)	07/25/34	305	288,736
GSAMP Trust, Series 2004-HE2, Class A3C	1.582%	(b)	09/25/34	674	658,365
HSBC Home Equity Loan Trust U.S.A., Series 2006-4, Class A4	0.632%	(b)	03/20/36	2,250	2,240,074
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.217%	(b)	06/25/34	527	508,491
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.344%	(b)	09/01/21	4,458	4,452,185
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(b)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A	2.244%	(b)	03/01/20	3,708	3,654,338
LSTAR Securities Investment Trust, Series 2015-4, Class A1, 144A	2.244%	(b)	04/01/20	1,180	1,163,115
LSTAR Securities Investment Trust, Series 2015-5, Class A1, 144A	2.244%	(b)	04/01/20	1,995	1,966,486
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(b)	05/01/20	4,713	4,630,590
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(b)	07/01/20	1,883	1,850,746
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(b)	08/01/20	2,105	2,066,839
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A	2.244%	(b)	10/01/20	2,019	1,983,747
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.244%	(b)	11/02/20	1,459	1,433,908
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(b)	05/25/33	344	325,407
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1	1.367%	(b)	06/25/34	765	719,762
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(b)	12/27/33	641	618,534
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.322%	(b)	07/25/32	289	277,857
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.697%	(b)	09/25/32	412	405,931
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.187%	(b)	02/25/34	698	648,119
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	2,753	2,706,217
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	2,283	2,269,497
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	1,942	1,914,915
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55	3,994	3,913,012
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45	2,733	2,694,321
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	5,046	4,988,347

					55,753,207

TOTAL ASSET-BACKED SECURITIES (cost $165,559,682)					164,653,223

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG (Germany)	4.250%		05/15/20	254	253,656

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

BANK LOANS(b) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/30/23	673	$657,984

Foods
ARAMARK Corp.	3.250%		02/24/21	471	465,329

Health Care & Pharmaceutical — 0.1%
RPI Finance Trust (Luxembourg)	3.500%		11/09/20	1,554	1,543,207

Retailers
Staples, Inc.	3.500%		02/28/22	730	720,510

Technology — 0.1%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22	1,345	1,327,254
First Data Corp.	3.918%		03/26/18	1,134	1,117,621
TransUnion LLC	3.500%		04/09/21	491	476,021

					2,920,896

Telecommunications
T-Mobile USA, Inc.	3.500%		11/09/22	1,285	1,283,394

TOTAL BANK LOANS (cost $7,897,878)					7,844,976

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	191	194,560
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,501	1,262,811
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	2.650%	(b)	02/25/35	304	296,664
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	2.658%	(b)	03/25/35	268	247,289
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.702%	(b)	02/25/37	632	616,051
Fannie Mae Connecticut Avenue Securities, Series 2014-CO4, Class 1M1(l)	2.372%	(b)	11/25/24	2,876	2,890,146
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(l)	1.922%	(b)	02/25/25	844	845,477
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(l)	1.572%	(b)	05/25/25	5,771	5,752,756
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(l)	1.322%	(b)	10/25/27	8,457	8,440,656
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(l)	1.772%	(b)	04/25/28	2,459	2,459,837
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.726%	(b)	07/25/35	365	365,646
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(b)	02/25/34	310	307,633
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	85	84,994

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $23,994,340)					23,824,214

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	671	671,358
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(b)	04/10/49	5,243	5,395,231
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A3	5.592%	(b)	04/10/49	123	123,056
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	1,000	1,033,367
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,086,872
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,750	2,813,884
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	2,800	2,819,304
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	4,900	4,899,638
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	955	969,859
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,700	1,677,822
Commercial Mortgage Trust, Series 2014-CCRE20, Class A3	3.326%		11/10/47	5,000	4,969,571
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,700	2,743,110
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,800	2,861,295
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,300	2,336,108
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	6,100	6,035,565
Commercial Mortgage Trust, Series 2015-3BP, Class A, 144A	3.178%		02/10/35	1,400	1,371,922

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	3,000	$2,999,447
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	3,900	3,942,496
Fannie Mae-ACES, Series 2014-M2, Class A2	3.513%	(b)	12/25/23	2,515	2,646,198
Fannie Mae-ACES, Series 2015-M10, Class A2	3.092%	(b)	04/25/27	6,500	6,597,786
Fannie Mae-ACES, Series 2015-M17, Class A2	3.038%	(b)	11/25/25	3,900	3,873,677
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,592,892
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	2,000	1,984,005
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.454%	(b)	05/25/22	24,961	1,864,360
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.493%	(b)	06/25/22	7,063	534,606
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,800	6,032,429
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	2,400	2,521,271
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.582%	(b)	08/25/16	5,594	27,888
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.771%	(b)	05/25/19	18,985	944,055
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.700%	(b)	07/25/19	20,372	1,006,532
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%		05/25/25	2,500	2,520,038
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	4,000	3,935,919
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	5,800	5,843,303
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,400	1,403,863
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	6,000	5,825,311
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	169	168,897
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,823	1,846,852
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,661,924
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,900	3,852,694
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	2,700	2,756,257
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,400	1,356,338
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(b)	05/12/39	930	933,590
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.520%	(b)	02/12/39	530	529,604
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.882%	(b)	06/12/46	731	730,873
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,547	1,559,882
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,500	1,476,699
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	5,000	4,996,460
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.779%	(b)	10/15/42	369	368,651
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	682	680,942
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439%		02/12/44	133	132,969
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,673,239
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,900	3,856,465
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,776,612
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.767%	(b)	05/15/43	70	70,212
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	4,500	4,625,081

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	1,311	$1,353,628
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A3	3.354%		09/15/57	6,000	5,937,201

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $145,711,335)					143,222,068

CORPORATE BONDS — 9.6%
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,500	1,553,977
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	46	73,732
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	254	416,523
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	930	1,076,363
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,050	2,040,720
Reynolds American, Inc., Gtd. Notes	3.500%		08/04/16	465	469,965
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	325	382,433

					6,013,713

Airlines — 0.2%
American Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		05/01/27	3,194	3,082,292
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	68	70,009
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	569	641,500
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	657	691,175
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	632	648,174
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	302	348,054
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	445	467,765
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	889	942,578

					6,891,547

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	2,090	2,106,735
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,395	1,473,868
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	450	455,992
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	715	720,362

					4,756,957

Auto Parts & Equipment
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	245	245,266

Banks — 2.9%
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	645	641,976
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	07/29/49	2,200	2,238,500
Bank of America Corp., Sr. Unsec’d. Notes(a)	5.700%		01/24/22	2,155	2,430,180
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,075	1,144,026
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	780	767,773
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	975	997,147
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	3,820	3,945,487
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	200	218,510
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	870	880,909
Bank of America Corp., Sub. Notes	5.750%		08/15/16	1,775	1,818,509
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	2,000	1,957,856
Bank of America NA, Sub. Notes	5.300%		03/15/17	930	967,456
Bank of America NA, Sub. Notes	6.000%		10/15/36	410	486,756
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	4,560	4,589,517
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/29/49	2,205	2,198,109

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes	6.125%	(b)	12/29/49	1,375	$1,402,500
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,900	1,963,498
Citigroup, Inc., Sr. Unsec’d. Notes	3.953%		06/15/16	1,010	1,024,002
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	2,450	2,624,109
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	710	1,018,337
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	1,965	1,951,990
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,270	1,259,143
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	970	976,525
Discover Bank, Sub. Notes	7.000%		04/15/20	570	648,992
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/29/49	2,215	2,201,156
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	4,100	4,029,533
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		02/07/16	2,000	2,005,070
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,055	2,272,049
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	3,620	4,116,740
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	270	322,056
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	1,190	1,236,023
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	104	121,569
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,910	2,095,085
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	1,025	1,139,553
Intesa Sanpaolo SpA (Italy), Gtd. Notes, MTN	3.125%		01/15/16	1,395	1,395,696
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.100%	(b)	12/29/49	1,275	1,281,502
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,036,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	2,930	3,108,273
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,775	3,755,159
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	515	514,901
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		02/06/12	1,715	126,481
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18	700	52,500
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,870	2,096,762
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	3,080	2,983,273
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	6.400%		08/28/17	20	21,424
Morgan Stanley, Jr. Sub. Notes	5.450%	(b)	07/29/49	840	820,050
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	940	962,810
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	1,400	1,571,851
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%		01/09/17	1,345	1,396,174
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	1,290	1,445,280
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	1,415	1,561,593
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	6.375%		07/24/42	780	964,508
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	105	115,136
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	3,825	3,837,504
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	815,600
National City Corp., Sub. Notes	6.875%		05/15/19	3,370	3,807,160
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	2,110	2,096,249
People’s United Bank, Sub. Notes	4.000%		07/15/24	465	459,798
PNC Bank NA, Sub. Notes	3.800%		07/25/23	270	278,459
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	440	502,914
Royal Bank of Canada (Canada), Covered Notes	2.100%		10/14/20	810	795,940
Royal Bank of Canada (Canada), Covered Notes	2.200%		09/23/19	6,135	6,140,117
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	1,210	1,214,317
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	1.950%		04/02/20	3,250	3,198,296
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,120	1,113,551

					108,159,919

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%		11/15/39	1,285	1,789,740
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%		01/15/39	250	360,363
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,400	1,400,000

					3,550,103

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	1,640	$1,664,984
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%		02/01/25	1,460	1,472,176
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	185	210,773

					3,347,933

Building Materials — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,423,250; purchased 10/27/14-02/11/15)(c)(d)	5.375%		11/15/24	1,400	1,396,500
Owens Corning, Inc., Gtd. Notes	4.200%		12/15/22	775	775,451

					2,171,951

Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	780	746,190
Celanese US Holdings LLC, Gtd. Notes(a)	5.875%		06/15/21	1,500	1,582,500
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	585	508,785
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	45	40,678
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	347	498,680
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	1,185	961,011
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	1,000	1,063,799
Monsanto Co., Sr. Unsec’d. Notes	4.400%		07/15/44	235	194,564
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	345	348,684
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	1,135	1,087,894
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	460	547,086

					7,579,871

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(c)(d)	6.375%		10/15/17	1,302	1,398,175
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $501,539; purchased 05/30/13)(c)(d)	6.700%		06/01/34	420	495,375
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(c)(d)	7.000%		10/15/37	380	463,102
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	1,000	1,055,000

					3,411,652

Computers — 0.2%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%		02/09/45	890	766,253
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17	3,925	3,921,672
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	735	734,590
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	605	600,462

					6,022,977

Diversified Financial Services — 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	775	774,031
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	05/29/49	605	595,169
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	2,213	2,143,886
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	330	355,386
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,175	1,296,128
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	1,560	1,526,580
Discover Financial Services, Sr. Unsec’d. Notes(a)	3.850%		11/21/22	900	891,789
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%		11/15/20	766	759,612
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	3,270	3,336,976
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	298	364,621
General Electric Capital Corp., Gtd. Notes, MTN	6.000%		08/07/19	264	299,070
General Electric Capital Corp., Gtd. Notes, MTN	6.875%		01/10/39	650	885,997
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16	375	380,156
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	560	517,801
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	240	252,600
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	820	823,296

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	2,700	$2,648,228

				17,851,326

Electric — 0.3%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%	08/01/16	175	179,569
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	550	685,299
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	310	361,505
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	590	777,066
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%	12/01/39	220	249,890
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	550	682,817
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%	09/30/42	570	549,168
Dynegy, Inc., Gtd. Notes	6.750%	11/01/19	455	427,700
Dynegy, Inc., Gtd. Notes(a)	7.375%	11/01/22	345	300,150
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	792,302
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,425	1,441,517
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	355	357,496
Florida Power & Light Co., First Mortgage	5.950%	10/01/33	295	359,677
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	145	167,579
Nevada Power Co., Gen. Ref. Mtge.	6.500%	05/15/18	1,260	1,403,392
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	610	650,946
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	350	383,681
Northeast Utilities, Sr. Unsec’d. Notes	4.500%	11/15/19	615	656,251
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	140	156,668
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	5.800%	05/01/37	535	646,874
Southern California Edison Co., First Mortgage	3.600%	02/01/45	860	778,863
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	482,249
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	199	208,599

				12,699,258

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $740,000; purchased 06/19/14)(c)(d)	5.250%	06/27/29	740	357,050

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	11/01/18	1,000	990,000

Food
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	815	834,983
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	735	744,725

				1,579,708

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.125%	01/15/24	275	280,156

Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $288,298; purchased 10/27/10)(c)(d)	5.400%	11/01/20	290	319,887
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,595	1,672,721
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	510	578,315
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	800	848,468

				3,419,391

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	65	62,165

Healthcare-Products — 0.3%
Becton Dickinson and Co., Sr. Unsec’d. Notes(a)	3.734%	12/15/24	1,025	1,033,739
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	3,205	3,231,185
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	1,355	1,369,691
St Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%	09/15/18	4,910	4,900,892

				10,535,507

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	515	$618,035
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,380	1,737,465
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	390	368,283
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	360	342,563
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%		08/15/18	1,100	1,105,500
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	650	747,592
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	670	762,908
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	1,665	1,681,650
HCA, Inc., Sr. Sec’d. Notes	4.250%		10/15/19	555	566,100
HCA, Inc., Sr. Sec’d. Notes	5.000%		03/15/24	1,100	1,097,250
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	400	403,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	190	186,471
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	445	420,395
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	5,305	5,375,148
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	720	670,148
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	195	207,436
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	535,403

					16,825,347

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	450	455,625

Housewares
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,700	1,800,382

Insurance — 0.8%
ACE INA Holdings, Inc., Gtd. Notes(a)	3.350%		05/03/26	945	942,105
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	130	132,097
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	525	572,058
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	150	152,409
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,980	1,831,021
Aon Corp., Gtd. Notes	3.125%		05/27/16	2,655	2,675,560
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,137,447
Chubb Corp. (The), Jr. Sub. Notes(a)	6.375%	(b)	04/15/37	1,300	1,248,429
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	829,152
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	414,919
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	850	981,487
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	260	202,800
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	1,272	1,495,532
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	705	884,270
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	605	726,614
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	199,590
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	835	965,075
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	400	491,805
New York Life Global Funding, Sec’d. Notes, 144A	1.950%		02/11/20	3,030	2,970,461
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	660	846,734
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(b)	10/16/44	1,925	2,011,625
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	444,552
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	680	759,238
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	910	1,321,920
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	126,706
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	735	733,163
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	710	642,583
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,450	1,792,750
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	885	892,164
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	350	384,959
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	460	511,342

					29,320,567

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	1,000	$1,070,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	580	587,891
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	980	968,591
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,800	3,063,427
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	490	487,935

					6,177,844

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,255	1,327,162
SPX FLOW, Inc., Gtd. Notes	6.875%		09/01/17	950	1,009,375
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,260	1,339,311

					3,675,848

Media — 0.4%
21st Century Fox America, Inc., Gtd. Notes(a)	6.150%		03/01/37	515	574,116
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	90	106,432
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	1,000	1,052,500
CBS Corp., Gtd. Notes	4.850%		07/01/42	155	139,118
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%		05/01/25	880	875,600
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	875	884,040
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	1,050	1,051,721
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	280	275,866
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%		11/15/22	255	352,063
Comcast Corp., Gtd. Notes(a)	6.400%		05/15/38	530	657,837
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	860	801,810
DISH DBS Corp., Gtd. Notes	7.125%		02/01/16	1,000	1,003,125
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	505	655,208
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	1,300	1,357,486
Time Warner Cable, Inc., Gtd. Notes	5.850%		05/01/17	1,710	1,788,874
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	210	230,614
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	1,465	1,626,990
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	90	111,362
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/27/42	50	37,494
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	200	160,635
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	425	381,640
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,040	1,040,000

					15,164,531

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	920	826,900
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	1,135	1,110,881
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	35	27,960
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	5.875%		04/23/45	530	406,045
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	7.500%		07/27/35	425	397,286

					2,769,072

Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,205	1,229,100
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%		10/09/42	190	185,589
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	280	288,157
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,300	1,283,750

					2,986,596

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	2,000	720,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17	1,195	1,253,103
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	325	313,254
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	250	273,086
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%		12/15/25	1,005	977,407
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,700	1,743,625

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	1,020	$933,873
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%	03/15/25	1,995	1,995,902
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	1,070	879,283
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	460	87,400
Phillips 66, Gtd. Notes	2.950%	05/01/17	490	496,660
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,500	1,593,531
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	550	594,795
Shell International Finance BV (Netherlands), Gtd. Notes	3.250%	05/11/25	2,880	2,810,808

				14,672,727

Oil & Gas Services — 0.1%
Cameron International Corp., Sr. Unsec’d. Notes	4.500%	06/01/21	2,200	2,293,513
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,845	2,807,386

				5,100,899

Packaging & Containers
Ball Corp., Gtd. Notes	4.375%	12/15/20	630	639,844
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(a)	4.500%	01/15/23	1,100	1,075,250

				1,715,094

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,175	1,159,649
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,910	1,871,030
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	1,000	994,893
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	1,810	1,759,061
Actavis Funding SCS, Gtd. Notes(a)	4.750%	03/15/45	435	424,145
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	445	496,198
Merck & Co, Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	420	408,873
Merck & Co, Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	1,380	1,274,361
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	425	424,727
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	1,325	1,381,929
Wyeth LLC, Gtd. Notes	6.450%	02/01/24	60	73,393
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700%	02/01/43	120	104,759

				10,373,018

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	1,575	1,354,561
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%	06/01/21	675	633,721
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	250	181,778
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%	06/01/25	820	630,673
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	1,345	1,230,281
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	510	522,901
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	1,430	1,201,868
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	145	119,863

				5,875,646

Real Estate
ProLogis LP, Gtd. Notes	6.875%	03/15/20	72	81,936

Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%	08/15/19	765	850,201
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	715	714,016
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	295	298,873
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	237,139

				2,100,229

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35	650	671,119
CVS Health Corp., Sr. Unsec’d. Notes(a)	5.125%	07/20/45	820	863,813
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	241,669
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	755	780,335

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,450	$1,540,625
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	385	478,207
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	360	354,489
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,620	2,617,846
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,375	1,388,750
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	345	357,997

				9,294,850

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,455	1,432,014

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	1,650	1,655,826
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	2,210	2,238,790
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	3,085	3,045,062
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,380	1,387,321
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	920	915,224

				9,242,223

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	480	528,051
AT&T Corp., Gtd. Notes	8.250%	11/15/31	7	9,353
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,460	3,325,371
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	430	397,690
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46	875	801,147
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44	1,000	916,136
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	815	804,989
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	400	583,662
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(c)(d)	7.082%	06/01/16	325	330,070
Embarq Corp., Sr. Unsec’d. Notes (original cost $479,966; purchased 05/12/06)(c)(d)	7.995%	06/01/36	480	494,400
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	2,025	1,810,951
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	2,056	1,785,021
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	1,256	1,189,088
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	3,127	2,863,053
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19	3,165	3,560,733

				19,399,715

Transportation
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	670	820,900
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	715	832,171
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	100	114,339

				1,767,410

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,887,203; purchased 09/24/12)(c)(d)	2.500%	03/15/16	1,890	1,893,270

TOTAL CORPORATE BONDS (cost $359,482,502)				362,051,293

FOREIGN AGENCIES — 0.5%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	800	803,616
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	645	635,325
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	400	441,530
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	930	1,038,577
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%	10/30/20	1,378	1,412,484
KFW (Germany), Gov’t. Gtd. Notes, GMTN	2.750%	10/01/20	3,525	3,650,966
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	3,158	3,133,570

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pemex Project Funding Master Trust (Mexico), Sr. Unsec’d. Notes	8.625%	12/01/23	350	$405,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,665	1,640,025
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	1,110	1,119,657
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	1,030	1,046,501
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	1,620	1,614,197
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	1,250	1,229,689
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	665	671,820

TOTAL FOREIGN AGENCIES (cost $18,911,827)				18,843,082

MUNICIPAL BONDS — 0.4%
California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,325	1,782,430
State of California, GO, BABs	7.300%	10/01/39	1,270	1,774,520
State of California, GO, BABs	7.500%	04/01/34	475	665,071
State of California, GO, BABs	7.550%	04/01/39	245	356,149
State of California, GO, BABs	7.625%	03/01/40	215	312,668

				4,890,838

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	680	871,223

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	1,030	1,289,457

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,070	1,520,855

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,130	1,364,226

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	455	510,269
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	300	336,093

				846,362

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	445	559,089

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	550	640,140

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	1,000	1,270,120

TOTAL MUNICIPAL BONDS (cost $10,339,573)				13,252,310

SOVEREIGN BONDS — 0.3%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	1,475	1,404,938
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	580	604,360
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	1,120	1,160,116
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	03/13/20	1,135	1,230,274
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	01/15/24	950	1,017,748
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%	03/15/22	700	704,200
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	1,006	916,466
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25	600	588,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	515	515,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%	01/30/20	620	672,700

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,620	$1,573,652
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%		01/22/24	190	204,117
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125%		01/22/44	400	468,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,710	1,902,638

TOTAL SOVEREIGN BONDS (cost $13,112,303)					12,962,209

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%
Federal Home Loan Banks	1.830%		07/29/20	2,160	2,155,604
Federal Home Loan Banks(g)	5.500%		07/15/36	1,080	1,402,901
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	685	679,487
Federal Home Loan Mortgage Corp.(a)(g)(h)	2.375%		01/13/22	6,020	6,103,630
Federal Home Loan Mortgage Corp.	2.375%	(b)	06/01/36	433	460,605
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	2.598%	(b)	12/01/35	287	303,400
Federal Home Loan Mortgage Corp.	3.000%		TBA	1,000	1,030,474
Federal Home Loan Mortgage Corp.	3.000%		10/01/28-01/01/43	4,564	4,662,255
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	7,285	7,283,677
Federal Home Loan Mortgage Corp.	3.500%		TBA	12,500	12,867,309
Federal Home Loan Mortgage Corp.	3.500%		12/01/25-06/01/42	3,080	3,221,387
Federal Home Loan Mortgage Corp.	4.000%		TBA	14,500	15,317,606
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	4,458	4,717,031
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	11,834	12,748,936
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-06/01/39	3,220	3,491,748
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	3,409	3,788,317
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,731	1,962,773
Federal Home Loan Mortgage Corp.	7.000%		01/01/31-10/01/32	254	293,036
Federal National Mortgage Assoc.(g)	1.500%		06/22/20	4,435	4,379,775
Federal National Mortgage Assoc.	1.500%		11/30/20	5,545	5,446,493
Federal National Mortgage Assoc.(a)	1.625%		01/21/20	85	84,679
Federal National Mortgage Assoc.	1.875%		02/19/19	230	233,087
Federal National Mortgage Assoc.	1.932%	(b)	07/01/33	272	285,408
Federal National Mortgage Assoc.	2.059%	(b)	06/01/37	138	138,598
Federal National Mortgage Assoc.	2.500%		TBA	7,250	7,307,312
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/43	3,670	3,651,683
Federal National Mortgage Assoc.	3.000%		TBA	4,000	3,992,068
Federal National Mortgage Assoc.	3.000%		02/01/27-12/01/42	5,964	6,109,683
Federal National Mortgage Assoc.	3.000%		04/01/43-07/01/43	16,153	16,188,113
Federal National Mortgage Assoc.	3.500%		TBA	18,500	19,086,879
Federal National Mortgage Assoc.	3.500%		07/01/27-03/01/43	35,339	36,593,254
Federal National Mortgage Assoc.	4.000%		TBA	25,250	26,718,840
Federal National Mortgage Assoc.	4.000%		09/01/44	6,898	7,301,883
Federal National Mortgage Assoc.	4.500%		TBA	1,500	1,619,813
Federal National Mortgage Assoc.	4.500%		11/01/18-05/01/44	9,560	10,381,357
Federal National Mortgage Assoc.	5.000%		01/13/16-02/01/36	10,421	11,476,490
Federal National Mortgage Assoc.	5.500%		03/01/16-08/01/37	5,065	5,668,210
Federal National Mortgage Assoc.	6.000%		09/01/17-05/01/38	4,544	5,155,454
Federal National Mortgage Assoc.	6.500%		07/01/17-09/01/37	1,725	1,985,232
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	186	213,915
Federal National Mortgage Assoc.	7.500%		05/01/32	19	18,503
Financing Corp., Strips Principal, Series A-P	1.282%	(f)	10/06/17	351	343,991
Financing Corp., Strips Principal, Series B-P	1.282%	(f)	10/06/17	555	543,898
Financing Corp., Strips Principal, Series D-P	1.668%	(f)	09/26/19	1,491	1,382,387
Government National Mortgage Assoc.	3.000%		TBA	3,000	3,040,665
Government National Mortgage Assoc.	3.000%		03/15/45	2,462	2,495,408
Government National Mortgage Assoc.	3.000%		08/20/45	7,887	8,004,610
Government National Mortgage Assoc.	3.500%		TBA	30,500	31,795,061

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.500%		05/20/43-04/20/45	3,648	$3,809,485
Government National Mortgage Assoc.	4.000%		TBA	6,000	6,371,718
Government National Mortgage Assoc.	4.000%		06/15/40-08/20/45	2,082	2,217,716
Government National Mortgage Assoc.	4.500%		TBA	2,000	2,155,000
Government National Mortgage Assoc.	4.500%		TBA	3,250	3,491,719
Government National Mortgage Assoc.	4.500%		04/15/40-02/20/41	7,127	7,743,636
Government National Mortgage Assoc.	5.000%		10/20/37	414	448,184
Government National Mortgage Assoc.	5.500%		11/15/32-02/15/36	2,136	2,412,494
Government National Mortgage Assoc.	6.000%		02/15/33-10/15/34	1,107	1,268,017
Government National Mortgage Assoc.	6.500%		10/15/23-07/15/35	1,300	1,506,269
Government National Mortgage Assoc.	8.000%		01/15/24-04/15/25	36	40,487
Hashemite Kingdom of Jordan Government AID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	5,450	5,509,105
Residual Funding Corp. Principal Strip, Bonds	1.825%	(f)	10/15/19	1,535	1,429,131
Residual Funding Corp. Principal Strip, Bonds	1.903%	(f)	10/15/20	205	185,504
Residual Funding Corp. Principal Strip, Bonds	1.969%	(f)	07/15/20	4,021	3,672,886
Ukraine Government AID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	5,045	5,024,235

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $348,083,389)					352,353,929

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds	2.500%		02/15/45	4,830	4,333,606
U.S. Treasury Bonds	2.750%		11/15/42	8,180	7,799,442
U.S. Treasury Bonds	2.875%		05/15/43	245	238,875
U.S. Treasury Bonds	2.875%		08/15/45	7,740	7,517,173
U.S. Treasury Bonds	3.000%		05/15/45	20,225	20,132,572
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	32,119	31,709,874
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	1,616	1,409,356
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	6,115	6,356,803
U.S. Treasury Notes	0.750%		10/31/17	710	706,228
U.S. Treasury Notes	1.125%		12/31/19	22,075	21,655,928
U.S. Treasury Notes	1.500%		12/31/18	1,825	1,833,269
U.S. Treasury Notes(g)	1.500%		01/31/19	6,635	6,658,329
U.S. Treasury Notes	1.625%		11/30/20	21,585	21,456,828
U.S. Treasury Notes	1.750%		03/31/22	5,475	5,390,734
U.S. Treasury Notes	1.750%		12/31/20-05/15/22	16,205	16,034,542
U.S. Treasury Notes	2.000%		11/30/22	17,135	17,041,289
U.S. Treasury Notes	2.125%		09/30/21-12/31/21	10,435	10,544,886
U.S. Treasury Notes	3.125%		05/15/19-05/15/21	1,660	1,752,347
U.S. Treasury Notes	3.625%		02/15/20	4,545	4,902,210
U.S. Treasury Strips Coupon	2.184%	(f)	02/15/28	5,465	3,967,962
U.S. Treasury Strips Coupon	2.241%	(f)	05/15/28	2,735	1,965,352
U.S. Treasury Strips Coupon	2.280%	(f)	02/15/29	2,735	1,915,206
U.S. Treasury Strips Coupon	2.384%	(f)	05/15/29	5,640	3,918,232
U.S. Treasury Strips Coupon	2.752%	(f)	08/15/30	5,005	3,322,900
U.S. Treasury Strips Coupon	2.972%	(f)	02/15/37	5,955	3,145,407
U.S. Treasury Strips Principal(h)	2.351%	(f)	05/15/43	3,320	1,415,077
U.S. Treasury Strips Principal	3.561%	(f)	05/15/44	5,485	2,258,224

TOTAL U.S. TREASURY OBLIGATIONS (cost $210,986,718)					209,382,651

TOTAL LONG-TERM INVESTMENTS (cost $3,167,070,859)					3,574,903,071

SHORT-TERM INVESTMENTS — 12.3%				Shares
AFFILIATED MUTUAL FUNDS — 12.3%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $135,379,557)(i) (Note 4)				13,777,594	127,718,297

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SHORT-TERM INVESTMENTS (continued)	Interest Rate		Maturity Date	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS (continued)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $336,934,714; includes $136,678,912 of cash collateral for securities on loan)(i)(j) (Note 4)				336,934,714	$336,934,714

TOTAL AFFILIATED MUTUAL FUNDS (cost $472,314,271)					464,653,011

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	202,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	202,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	202,200	94
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	101,100	2
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	101,100	83
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	101,100	1,490
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	42,500	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	42,500	75,399

TOTAL OPTIONS PURCHASED (cost $486,613)					77,068

			Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION
U.S. Treasury Bill (cost $1,499,641)(g)	0.141%	(k)	03/03/16	1,500	1,499,736

TOTAL SHORT-TERM INVESTMENTS (cost $474,300,525)					466,229,815

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.2% (cost $3,641,371,384)					4,041,132,886

			Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	303,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	303,300	(3)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	303,300	(511)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	85,000	$—

TOTAL OPTIONS WRITTEN (premiums received $242,423)			(514)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 107.2% (cost $3,641,128,961)			4,041,132,372
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (7.2)%			(272,316,433)

NET ASSETS 100.0%			$3,768,815,939

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $132,567,121; cash collateral of $136,678,912 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(c)	Indicates a security or securities that have been deemed illiquid (unaudited).

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $9,164,067. The aggregate value of $8,940,819 is approximately 0.2% of net assets.

(e)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Rate quoted represents yield-to-maturity as of purchase date.

(l)	Represents a Connecticut Avenue Security issued by Fannie Mae or a Structured Agency Credit Risk Security issued by Freddie Mac.

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
845	2 Year U.S. Treasury Notes	Mar. 2016	$183,801,141	$183,563,047	$(238,094)
697	5 Year U.S. Treasury Notes	Mar. 2016	82,539,465	82,469,258	(70,207)
316	10 Year U.S. Treasury Notes	Mar. 2016	39,841,678	39,786,375	(55,303)
380	90 Day Euro Dollar	Mar. 2016	94,421,287	94,301,750	(119,537)
2	ASX SPI 200 Index	Mar. 2016	177,512	191,538	14,026
13	MSCI EAFE Index Mini	Mar. 2016	1,082,583	1,103,830	21,247
281	U.S. Ultra Bonds	Mar. 2016	44,299,961	44,591,188	291,227

					(156,641)

Short Positions:
380	90 Day Euro Dollar	Sep. 2016	94,115,713	93,988,250	127,463
455	U.S. Long Bonds	Mar. 2016	70,488,344	69,956,250	532,094

					659,557

					$502,916

(1)	U.S. Treasury Obligation with a market value of $1,499,736 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $2,224,835 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC swap agreements:
3,158	05/17/18	0.989%	3 Month LIBOR(1)	$16,746	$—	$16,746	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,190	09/04/20	1.585%	3 Month LIBOR(1)	$203	$55,242	$55,039
69,980	01/08/21	1.683%	3 Month LIBOR(2)	528	(175,998)	(176,526)
60,745	05/31/22	2.200%	3 Month LIBOR(1)	(59,173)	(1,204,915)	(1,145,742)
9,730	05/31/22	2.217%	3 Month LIBOR(1)	203	(203,045)	(203,248)
6,580	08/31/22	1.745%	3 Month LIBOR(1)	186	65,713	65,527
8,160	11/30/22	1.982%	3 Month LIBOR(1)	193	2,646	2,453
7,420	09/04/25	2.214%	3 Month LIBOR(1)	204	(36,456)	(36,660)
7,290	11/12/25	2.263%	3 Month LIBOR(1)	202	(59,971)	(60,173)
73,790	01/08/26	2.210%	3 Month LIBOR(1)	748	(146,093)	(146,841)
21,005	02/15/36	2.502%	3 Month LIBOR(2)	9,146	(195,717)	(204,863)
15,670	01/08/46	2.659%	3 Month LIBOR(2)	432	125,073	124,641

				$(47,128)	$(1,773,521)	$(1,726,393)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	1,380	$43,694	$57,883	$(14,189)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	3,680	116,518	158,956	(42,438)	Deutsche Bank AG
CDX.NA.HY.17.V5	12/20/16	5.000%	5,060	160,212	221,726	(61,514)	Deutsche Bank AG

				$320,424	$438,565	$(118,141)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	51,500	$(969,275)	$(323,922)	$645,353

U.S. Government Agency Obligation and a U.S. Treasury Obligation with a market value of $3,719,703 has been segregated with Citigroup Global Markets to cover requirements for open interest rate and credit default centrally cleared swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,123,685,422	$141,059,911	$—
Exchange Traded Fund	825,438	—	—
Preferred Stocks	571,780	370,533	—
Asset-Backed Securities
Collateralized Debt Obligation	—	369,558	—
Collateralized Loan Obligations	—	60,363,863	—
Non-Residential Mortgage-Backed Securities	—	48,166,595	—
Residential Mortgage-Backed Securities	—	43,219,471	12,533,736
Bank Loans	—	7,844,976	—
Collateralized Mortgage Obligations	—	23,824,214	—
Commercial Mortgage-Backed Securities	—	143,222,068	—
Corporate Bonds	—	362,051,293	—
Foreign Agencies	—	18,843,082	—
Municipal Bonds	—	13,252,310	—
Sovereign Bonds	—	12,962,209	—
U.S. Government Agency Obligations	—	352,353,929	—
U.S. Treasury Obligations	—	209,382,651	—
Rights	—	32	—
Affiliated Mutual Funds	464,653,011	—	—
Options Purchased	—	77,068	—
U.S. Treasury Obligation	—	1,499,736	—
Options Written	—	(514)	—
Other Financial Instruments*
Futures Contracts	502,916	—	—
Centrally cleared interest rate swaps	—	(1,726,393)	—
OTC interest rate swap	—	16,746	—
Centrally cleared credit default swap	—	645,353	—
OTC credit default swaps	—	320,424	—

Total	$2,590,238,567	$1,438,119,115	$12,533,736

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 3.6% of collateral for securities on loan)	12.3%
U.S. Government Agency Obligations	9.4
Banks	6.6
U.S. Treasury Obligations	5.6
Commercial Mortgage-Backed Securities	3.8
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.6
Software	3.1
Technology Hardware, Storage & Peripherals	2.7
Biotechnology	2.6
Internet Software & Services	2.3
Insurance	2.2
Diversified Telecommunication Services	1.9
Media	1.9
Health Care Providers & Services	1.9
Diversified Financial Services	1.9
Real Estate Investment Trusts (REITs)	1.9
Aerospace & Defense	1.8
IT Services	1.7
Collateralized Loan Obligations	1.6
Residential Mortgage-Backed Securities	1.5
Household Products	1.5
Beverages	1.4
Semiconductors & Semiconductor Equipment	1.4
Hotels, Restaurants & Leisure	1.3
Specialty Retail	1.3
Non-Residential Mortgage-Backed Securities	1.3
Food & Staples Retailing	1.2
Internet & Catalog Retail	1.2
Food Products	1.2
Health Care Equipment & Supplies	1.1
Electric Utilities	1.1
Communications Equipment	1.1
Industrial Conglomerates	1.1
Chemicals	1.1
Airlines	1.0
Tobacco	0.8
Capital Markets	0.8
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.7
Collateralized Mortgage Obligations	0.6
Multi-Utilities	0.6
Telecommunications	0.5
Independent Power & Renewable Electricity Producers	0.5
Life Sciences Tools & Services	0.5
Real Estate Management & Development	0.5

Foreign Agencies	0.5%
Machinery	0.5
Automobiles	0.5
Healthcare-Services	0.4
Building Products	0.4
Oil & Gas	0.4
Air Freight & Logistics	0.4
Municipal Bonds	0.4
Sovereign Bonds	0.3
Electric	0.3
Paper & Forest Products	0.3
Healthcare-Products	0.3
Retail	0.2
Consumer Finance	0.2
Electronic Equipment, Instruments & Components	0.2
Professional Services	0.2
Construction & Engineering	0.2
Lodging	0.2
Computers	0.2
Agriculture	0.2
Pipelines	0.2
Energy Equipment & Services	0.1
Oil & Gas Services	0.1
Gas Utilities	0.1
Metals & Mining	0.1
Auto Manufacturers	0.1
Auto Components	0.1
Machinery-Diversified	0.1
Electrical Equipment	0.1
Forest Products & Paper	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Technology	0.1
Wireless Telecommunication Services	0.1
Household Durables	0.1
Mining	0.1
Building Materials	0.1
Road & Rail	0.1
Containers & Packaging	0.1
Trading Companies & Distributors	0.1
Trucking & Leasing	0.1
Health Care & Pharmaceutical	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$32		—	$—
Credit contracts	Premiums paid for OTC swap agreements	438,565		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	118,141
Credit contracts	Due from/to broker—variation margin swaps	645,353	*	—	—
Equity contacts	Due from/to broker—variation margin futures	35,273	*	—	—
Interest rate contracts	Due from/to broker—variation margin futures	950,784	*	Due from/to broker—variation margin futures	483,141	*
Interest rate contracts	Unaffiliated investments	77,068		Options written outstanding, at value	514
Interest rate contracts	Unrealized appreciation on OTC swap agreements	16,746		—	—
Interest rate contracts	Due from/to broker—variation margin swaps	247,660		Due from/to broker—variation margin swaps	1,974,053

Total		$2,411,481			$2,575,849

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(521,502)	$(521,502)
Equity contracts	(745)	—	—	5,494,317	—	5,493,572
Interest rate contracts	—	(2,686,026)	1,352,658	437,870	(1,836,440)	(2,731,938)

	$(745)	$(2,686,026)	$1,352,658	$5,932,187	$(2,357,942)	$2,240,132

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights**	Options Purchased**	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$525,914	$525,914
Equity contracts	32	—	—	(3,317,621)	—	(3,317,589)
Interest rate contracts	—	(378,832)	208,872	(121,897)	(1,668,005)	(1,959,862)

	$32	$(378,832)	$208,872	$(3,439,518)	$(1,142,091)	$(4,751,537)

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Long Position(3)	Futures Short Position(3)
$488,082	$486,080	$304,261,400	$43,479,605

Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)
$147,997	$54,682	$10,208

(1)	Cost.

(2)	Notional Amount in USD (000)

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$1,669	$(514)	$—	$1,155
Citigroup Global Markets	75,399	—	—	75,399
Credit Suisse First Boston Corp.	74,629	(14,189)	(469,000)	—
Deutsche Bank AG	380,682	(103,952)	(607,026)	—

	$532,379

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(514)	$514	$—	$—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(14,189)	14,189	—	—
Deutsche Bank AG	(103,952)	103,952	—	—

	$(118,655)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $132,567,121:
Unaffiliated investments (cost $3,169,057,113)	$3,576,479,875
Affiliated investments (cost $472,314,271)	464,653,011
Cash	24,630
Foreign currency, at value (cost $432,493)	434,657
Receivable for investments sold	69,310,417
Dividends and interest receivable	10,267,389
Tax reclaim receivable	502,928
Premium paid for OTC swap agreements	438,565
Due from broker—variation margin futures	247,803
Receivable from affiliate	73,803
Unrealized appreciation on OTC swap agreements	16,746
Receivable for Series shares sold	1,230
Prepaid expenses	29,525

Total Assets	4,122,480,579

LIABILITIES
Payable for investments purchased	214,054,384
Payable to broker for collateral for securities on loan	136,678,912
Management fee payable	1,931,226
Accrued expenses and other liabilities	376,194
Payable for Series shares repurchased	289,054
Due to broker—variation margin swaps	215,235
Unrealized depreciation on OTC swap agreements	118,141
Affiliated transfer agent fee payable	980
Options written outstanding, at value (premiums received $242,423)	514

Total Liabilities	353,664,640

NET ASSETS	$3,768,815,939

Net assets were comprised of:
Paid-in capital	$2,235,943,867
Retained earnings	1,532,872,072

Net assets, December 31, 2015	$3,768,815,939

Net asset value and redemption price per share $3,768,815,939 / 157,380,765 outstanding shares of beneficial interest	$23.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $326,284, includes $38,974 reimbursable by an affiliate)	$56,980,786
Interest income	32,258,295
Affiliated dividend income	2,479,426
Affiliated income from securities lending, net	210,675

Total income	91,929,182

EXPENSES
Management fee	23,265,068
Custodian and accounting fees	604,000
Shareholders’ reports	223,000
Insurance expenses	47,000
Trustees’ fees	44,000
Audit fee	41,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	53,907

Total expenses	24,306,975

NET INVESTMENT INCOME	67,622,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	222,405,703
Futures transactions	5,932,187
Options written transactions	1,352,658
Swap agreement transactions	(2,357,942)
Foreign currency transactions	(119,454)

227,213,152

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $959,252)	(250,779,758)
Futures	(3,439,518)
Securities Sold Short	4,160
Options written	208,872
Swap agreements	(1,142,091)
Foreign currencies	(27,864)

(255,176,199)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(27,963,047)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,659,160

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$67,622,207	$63,798,028
Net realized gain on investment and foreign currency transactions	227,213,152	396,359,030
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(255,176,199)	(57,434,131)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,659,160	402,722,927

SERIES SHARE TRANSACTIONS
Series shares sold [441,580 and 562,392 shares, respectively]	10,576,788	12,588,751
Series shares repurchased [9,397,959 and 8,998,418 shares, respectively]	(225,231,619)	(202,125,849)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(214,654,831)	(189,537,098)

TOTAL INCREASE (DECREASE)	(174,995,671)	213,185,829
NET ASSETS:
Beginning of year	3,943,811,610	3,730,625,781

End of year	$3,768,815,939	$3,943,811,610

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS — 96.7%	Shares	Value (Note 2)
Australia — 1.5%
AGL Energy Ltd.	60,000	$785,106
Arrium Ltd.	894,400	37,400
Asaleo Care Ltd.	733,400	846,677
Ausdrill Ltd.	123,200	22,768
Bendigo & Adelaide Bank Ltd.	93,400	807,894
Bradken Ltd.*	98,900	34,663
Challenger Ltd.	150,800	950,397
CSR Ltd.	573,300	1,196,558
Downer EDI Ltd.	182,200	473,959
Independence Group NL	114,300	209,761
Lend Lease Group	114,600	1,182,389
Macquarie Group Ltd.	76,369	4,568,611
Metcash Ltd.(a)	276,300	322,595
Mineral Resources Ltd.(a)	49,900	144,314
Myer Holdings Ltd.(a)	971,300	840,040
National Australia Bank Ltd.	33,588	732,950
Pacific Brands Ltd.*	416,800	237,749
Primary Health Care Ltd.(a)	139,400	235,869
Qantas Airways Ltd.*	387,619	1,148,928

		14,778,628

Austria — 0.2%
OMV AG	36,200	1,027,552
Voestalpine AG	34,900	1,067,533

		2,095,085

Belgium — 0.3%
AGFA-Gevaert NV*	86,100	490,305
Delhaize Group	21,500	2,092,533

		2,582,838

Canada — 1.8%
Alimentation Couche-Tard, Inc. (Class B Stock)	93,002	4,093,916
Brookfield Asset Management, Inc. (Class A Stock)	144,497	4,555,990
Canadian Natural Resources Ltd.	119,050	2,598,862
Canadian Pacific Railway Ltd.	30,650	3,910,940
Suncor Energy, Inc.	91,961	2,373,959

		17,533,667

China — 1.7%
Baidu, Inc., ADR*	12,657	2,392,679
China Overseas Land & Investment Ltd.	1,064,000	3,704,170
Lenovo Group Ltd.	2,210,000	2,230,318
NetEase, Inc., ADR	20,358	3,689,684
Shougang Fushan Resources Group Ltd.	1,160,000	148,994
Tencent Holdings Ltd.	147,700	2,891,964
Universal Health International Group Holding Ltd.	2,473,000	953,181

		16,010,990

Denmark — 0.5%
A.P. Moeller – Maersk A/S (Class B Stock)	400	521,722
Novo Nordisk A/S (Class B Stock)	67,491	3,907,608

COMMON STOCKS (continued)	Shares	Value (Note 2)
Denmark (continued)
TDC A/S	161,500	$804,115

		5,233,445

Finland — 0.6%
Sampo OYJ (Class A Stock)	75,923	3,855,561
Tieto OYJ	25,300	675,882
UPM-Kymmene OYJ	57,300	1,063,798

		5,595,241

France — 3.6%
Alstom SA*(a)	26,800	818,608
Arkema SA	10,300	720,990
AXA SA	37,000	1,010,978
BNP Paribas SA	16,000	905,242
Cap Gemini SA	56,609	5,252,529
Cie Generale des Etablissements Michelin	12,000	1,142,197
CNP Assurances	46,700	629,955
Credit Agricole SA	78,500	925,060
Electricite de France SA	61,800	910,163
Engie SA	14,100	249,758
JCDecaux SA	58,948	2,259,773
Orange SA	10,900	182,311
Renault SA	12,300	1,231,181
Safran SA	41,770	2,869,730
Sanofi	36,700	3,127,655
SCOR SE	22,000	823,195
Societe Generale SA	26,500	1,221,183
Thales SA	16,800	1,257,482
Total SA	125,024	5,605,030
Valeo SA	25,917	3,995,766

		35,138,786

Germany — 2.8%
Allianz SE	9,800	1,727,534
Aurubis AG	14,200	719,037
BASF SE	13,500	1,028,409
Bayerische Motoren Werke AG	42,149	4,440,484
Continental AG	17,215	4,164,502
Daimler AG	34,500	2,882,629
Deutsche Bank AG	27,100	658,118
Deutsche Lufthansa AG*	25,800	406,380
E.ON SE	46,000	441,695
Evonik Industries AG	36,500	1,207,316
Freenet AG	16,500	556,793
Hannover Rueck SE	9,500	1,084,806
Metro AG	29,200	930,239
Muenchener Rueckversicherungs AG	5,700	1,135,658
Rational AG	3,454	1,567,820
Rheinmetall AG	13,300	884,081
Rhoen-Klinikum AG	33,600	1,007,963
Stada Arzneimittel AG	21,000	846,838
Volkswagen AG	7,400	1,137,140
Wincor Nixdorf AG	13,000	651,777

		27,479,219

Hong Kong — 0.9%
AIA Group Ltd.	661,600	3,953,115

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China Resources Cement Holdings Ltd.	1,173,000	$358,295
CK Hutchison Holdings Ltd.	15,000	201,629
Huabao International Holdings Ltd.	1,045,000	379,022
Kingboard Chemical Holdings Ltd.	216,000	343,627
Lee & Man Paper Manufacturing Ltd.	2,152,000	1,196,986
Singamas Container Holdings Ltd.	2,676,000	271,233
Skyworth Digital Holdings Ltd.	1,072,000	695,443
Television Broadcasts Ltd.	253,400	1,041,230
Yue Yuen Industrial Holdings Ltd.	220,500	746,948

		9,187,528

India — 0.9%
HDFC Bank Ltd., ADR	92,251	5,682,662
Tata Motors Ltd., ADR*	90,392	2,663,852

		8,346,514

Ireland — 1.0%
Ryanair Holdings PLC, ADR	54,207	4,686,737
Smurfit Kappa Group PLC	35,200	901,513
XL Group PLC	93,402	3,659,491

		9,247,741

Israel — 0.9%
Bank Hapoalim BM	200,200	1,033,433
Elbit Systems Ltd.	11,400	1,003,601
Teva Pharmaceutical Industries Ltd.	16,300	1,063,427
Teva Pharmaceutical Industries Ltd., ADR	92,067	6,043,278

		9,143,739

Italy — 0.8%
Astaldi SpA(a)	62,200	378,331
Enel SpA	302,800	1,269,740
Intesa Sanpaolo SpA	1,424,815	4,731,836
Mediobanca SpA	115,000	1,102,403

		7,482,310

Japan — 9.8%
Aisan Industry Co. Ltd.	123,200	1,265,112
Alpine Electronics, Inc.	51,500	800,447
Aoyama Trading Co. Ltd.	22,600	870,686
Aozora Bank Ltd.(a)	231,000	806,149
Asahi Kasei Corp.	76,000	513,920
Astellas Pharma, Inc.	232,200	3,305,545
Bank of Yokohama Ltd. (The)	121,000	741,682
Calsonic Kansei Corp.	105,000	925,686
Daihatsu Motor Co. Ltd.	60,500	816,147
Daikin Industries Ltd.	47,500	3,459,030
Enplas Corp.	18,500	671,846
FANUC Corp.	16,900	2,911,699
Fuji Heavy Industries Ltd.	109,274	4,501,682
Fujikura Ltd.	254,000	1,371,967
Fujitec Co. Ltd.	99,800	1,021,621
Heiwa Corp.	34,800	651,178

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Hogy Medical Co. Ltd.	8,700	$437,773
Hoya Corp.	82,100	3,357,281
Isuzu Motors Ltd.	64,500	694,835
ITOCHU Corp.	76,300	902,511
Japan Airlines Co. Ltd.	28,000	1,002,201
JX Holdings, Inc.	198,300	832,281
Kao Corp.(a)	62,800	3,227,213
KDDI Corp.	38,600	1,002,450
Keihin Corp.	54,300	952,116
Keyence Corp.	5,700	3,132,750
Komori Corp.	62,700	733,607
Konica Minolta, Inc.	129,600	1,297,968
Kureha Corp.	255,000	982,586
KYORIN Holdings, Inc.	37,400	779,267
Kyowa Exeo Corp.	66,900	686,835
Makita Corp.	46,200	2,662,351
Marubeni Corp.	109,700	563,978
Mitsubishi Corp.	50,200	834,983
Mitsubishi Gas Chemical Co., Inc.	268,000	1,370,424
Mitsubishi UFJ Financial Group, Inc.	243,500	1,508,300
Mitsui & Co. Ltd.	59,300	704,605
Mizuho Financial Group, Inc.	597,700	1,195,400
Murata Manufacturing Co. Ltd.	21,200	3,050,283
Nippon Telegraph & Telephone Corp.	74,000	2,945,061
Nishi-Nippon City Bank Ltd. (The)	243,000	640,466
Nissan Motor Co. Ltd.	140,100	1,466,951
Nisshinbo Holdings, Inc.	81,000	853,544
Nitori Holdings Co. Ltd.	30,100	2,527,854
NTT DOCOMO, Inc.	62,400	1,279,924
ORIX Corp.	258,300	3,623,552
Resona Holdings, Inc.	416,800	2,024,079
Ricoh Co. Ltd.	66,500	684,738
Sankyu, Inc.	151,000	770,375
Sawai Pharmaceutical Co. Ltd.	8,800	602,466
Seino Holdings Co. Ltd.	52,600	547,266
Shimachu Co. Ltd.	30,700	698,261
Shimano, Inc.	21,700	3,332,221
SKY Perfect JSAT Holdings, Inc.	122,200	687,019
SMC Corp.	6,600	1,714,244
Sumitomo Corp.	84,300	859,466
Sumitomo Metal Mining Co. Ltd.	53,000	643,363
Sumitomo Mitsui Financial Group, Inc.	172,486	6,509,803
Toagosei Co. Ltd.	73,500	628,417
Toho Holdings Co. Ltd.	51,600	1,254,276
Towa Pharmaceutical Co. Ltd.	9,400	584,541
Toyo Tire & Rubber Co. Ltd.	35,200	694,628
Toyoda Gosei Co. Ltd.	33,200	754,202
Tsubakimoto Chain Co.	25,900	199,428
Tsumura & Co.	22,500	624,794
Yokohama Rubber Co. Ltd. (The)(a)	45,000	691,102

		94,388,436

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Liechtenstein
Verwaltungs-und Privat-Bank AG	1,765	$143,589

Netherlands — 2.8%
Aegon NV	95,000	537,272
ING Groep NV, CVA	58,400	790,158
Koninklijke Ahold NV	77,861	1,642,366
Koninklijke Philips NV	24,500	625,348
NN Group NV	68,800	2,427,477
NXP Semiconductors NV*	157,974	13,309,309
Royal Dutch Shell PLC (Class A Stock)	85,538	1,950,882
Royal Dutch Shell PLC (Class A Stock), ADR	54,750	2,507,003
Royal Dutch Shell PLC (Class B Stock)	148,700	3,389,031

		27,178,846

New Zealand — 0.3%
Air New Zealand Ltd.	737,900	1,488,246
Spark New Zealand Ltd.	439,900	990,504

		2,478,750

Norway — 0.4%
DNB ASA	50,500	622,222
Fred Olsen Energy ASA*	17,100	66,475
Marine Harvest ASA	41,400	557,030
Salmar ASA	71,200	1,242,576
Statoil ASA	49,600	691,760
Yara International ASA	23,200	997,792

		4,177,855

Singapore — 0.2%
DBS Group Holdings Ltd.	119,000	1,394,621
Wilmar International Ltd.	222,100	458,266

		1,852,887

South Africa — 0.4%
Bidvest Group Ltd. (The)	97,017	2,059,205
Discovery Ltd.	124,413	1,067,044
Mondi PLC	30,200	591,946

		3,718,195

South Korea — 0.4%
Samsung Electronics Co. Ltd.	3,348	3,570,917

Spain — 0.9%
Amadeus IT Holding SA (Class A Stock)	69,772	3,075,193
Banco Santander SA	94,600	465,375
Ebro Foods SA	25,400	499,641
Gas Natural SDG SA	55,000	1,121,580
Iberdrola SA	150,200	1,064,769
Mapfre SA	555,700	1,391,015
Repsol SA	57,200	629,734

		8,247,307

Sweden — 1.2%
Atlas Copco AB (Class A Stock)	100,023	2,453,045
Boliden AB	60,800	1,018,655
Hexagon AB (Class B Stock)	73,799	2,730,034
Nordea Bank AB	149,400	1,639,181
Swedbank AB (Class A Stock)	40,800	898,562

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden (continued)
Telefonaktiebolaget LM Ericsson (Class B Stock)	127,200	$1,226,374
TeliaSonera AB	250,200	1,242,464

		11,208,315

Switzerland — 3.5%
ABB Ltd.	70,400	1,256,472
Actelion Ltd.*	31,711	4,406,042
Baloise Holding AG	12,700	1,609,577
Bucher Industries AG	5,600	1,262,107
Cembra Money Bank AG	18,100	1,163,778
Credit Suisse Group AG*	113,100	2,436,396
Georg Fischer AG	1,700	1,154,135
Helvetia Holding AG	1,400	788,632
OC Oerlikon Corp. AG*	82,100	730,808
Oriflame Holding AG*	13,400	214,746
Partners Group Holding AG	10,289	3,700,276
Swiss Life Holding AG*	7,800	2,100,929
Swiss Re AG	34,100	3,330,421
TE Connectivity Ltd.	47,350	3,059,284
UBS Group AG	47,400	919,535
Wolseley PLC	70,959	3,854,011
Zurich Insurance Group AG*	6,700	1,721,230

		33,708,379

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,116,000	4,814,693

United Kingdom — 7.0%
3i Group PLC	120,600	854,313
Anglo American PLC	47,800	209,710
ARM Holdings PLC	91,720	1,398,007
AstraZeneca PLC	12,200	824,083
Aviva PLC	129,800	985,250
BAE Systems PLC	344,400	2,535,666
Barclays PLC	410,800	1,322,279
Barratt Developments PLC	109,300	1,007,174
Beazley PLC	129,500	743,562
Bellway PLC	25,400	1,062,067
Berkeley Group Holdings PLC	20,500	1,114,459
Bovis Homes Group PLC	66,300	991,617
BP PLC	317,500	1,649,957
BT Group PLC	141,300	981,133
Carillion PLC(a)	145,900	651,625
Centrica PLC	220,400	707,703
Compass Group PLC	307,719	5,332,255
Crest Nicholson Holdings PLC	143,814	1,178,361
Debenhams PLC	301,400	324,961
DS Smith PLC	55,100	322,313
GlaxoSmithKline PLC	52,400	1,058,268
Home Retail Group PLC	163,800	239,960
HSBC Holdings PLC	196,000	1,547,276
IG Group Holdings PLC	213,281	2,521,535
Imperial Tobacco Group PLC	23,800	1,257,068
InterContinental Hotels Group PLC	73,658	2,871,100
Intermediate Capital Group PLC	93,257	859,699
Interserve PLC	82,200	627,161

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
J. Sainsbury PLC	622,700	$2,371,382
Keller Group PLC	48,200	590,311
Lloyds Banking Group PLC	1,133,000	1,219,110
Man Group PLC	444,300	1,142,972
Meggitt PLC	16,000	88,341
Mitie Group PLC	247,100	1,132,121
National Express Group PLC	263,500	1,292,775
Old Mutual PLC	282,100	742,114
Petrofac Ltd.	60,000	703,786
Premier Foods PLC*	357,756	207,007
Prudential PLC	159,182	3,586,310
QinetiQ Group PLC	269,900	1,075,749
Reckitt Benckiser Group PLC	40,660	3,762,143
Relx PLC	242,346	4,274,020
Rio Tinto Ltd.	18,500	598,280
Smiths Group PLC	7,800	107,866
St. James’s Place PLC	185,646	2,751,601
Tate & Lyle PLC	76,200	671,199
Vesuvius PLC	81,100	399,342
WM Morrison Supermarkets PLC(a)	452,000	984,859
WPP PLC	203,640	4,684,110

		67,563,960

United States — 51.8%
AbbVie, Inc.	27,000	1,599,480
AES Corp.	375,850	3,596,885
Aetna, Inc.	24,950	2,697,594
Akamai Technologies, Inc.*	98,857	5,202,844
Alexion Pharmaceuticals, Inc.*	35,727	6,814,925
Alphabet, Inc. (Class A Stock)*	7,575	5,893,426
Alphabet, Inc. (Class C Stock)*	7,687	5,833,511
Amazon.com, Inc.*	19,488	13,171,744
American Express Co.	52,100	3,623,555
Ameriprise Financial, Inc.	24,400	2,596,648
Amgen, Inc.	20,200	3,279,066
Amphenol Corp. (Class A Stock)	148,573	7,759,968
ANSYS, Inc.*	55,181	5,104,242
Apache Corp.	66,250	2,946,138
Apple, Inc.	65,409	6,884,951
Applied Materials, Inc.(a)	128,500	2,399,095
Bank of America Corp.	393,400	6,620,922
Bank of New York Mellon Corp. (The)	120,100	4,950,522
Baxalta, Inc.	59,800	2,333,994
Boeing Co. (The)	31,550	4,561,814
Bristol-Myers Squibb Co.	134,424	9,247,027
Carnival Corp.	80,250	4,372,020
Celanese Corp., Series A	74,550	5,019,451
CenterPoint Energy, Inc.	39,100	717,876
Charles Schwab Corp. (The)	278,469	9,169,984
Chevron Corp.	7,900	710,684
Cisco Systems, Inc.	115,450	3,135,045
Citigroup, Inc.	56,500	2,923,875
Coca-Cola Co. (The)	31,050	1,333,908
Cognizant Technology Solutions Corp. (Class A Stock)*	122,810	7,371,056
Colfax Corp.*(a)	37,634	878,754

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Comcast Corp. (Class A Stock)	69,450	$3,919,063
Costco Wholesale Corp.	57,471	9,281,566
Danaher Corp.	102,060	9,479,333
DaVita HealthCare Partners, Inc.*	79,646	5,552,123
E.I. du Pont de Nemours & Co.	39,900	2,657,340
Ecolab, Inc.	72,082	8,244,739
Entergy Corp.	32,900	2,249,044
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	108,449	9,550,019
Exelon Corp.	81,800	2,271,586
Express Scripts Holding Co.*(a)	114,749	10,030,210
Exxon Mobil Corp.	56,400	4,396,380
Facebook, Inc. (Class A Stock)*	112,987	11,825,219
Fastenal Co.(a)	138,304	5,645,569
Fifth Third Bancorp	130,600	2,625,060
FirstEnergy Corp.	116,500	3,696,545
FleetCor Technologies, Inc.*	42,046	6,009,635
FMC Technologies, Inc.*	140,227	4,067,985
General Electric Co.	284,200	8,852,830
General Motors Co.	70,900	2,411,309
Genpact Ltd.*	264,717	6,612,631
Gilead Sciences, Inc.	15,500	1,568,445
Hess Corp.	50,150	2,431,272
Illinois Tool Works, Inc.	25,250	2,340,170
International Paper Co.	58,250	2,196,025
Intuitive Surgical, Inc.*	16,867	9,212,081
Invesco Ltd.	54,950	1,839,726
Johnson & Johnson	52,300	5,372,256
Johnson Controls, Inc.	66,750	2,635,958
JPMorgan Chase & Co.	144,050	9,511,621
Juniper Networks, Inc.*	39,100	1,079,160
Kohl’s Corp.	49,250	2,345,778
Las Vegas Sands Corp.(a)	33,350	1,462,064
Loews Corp.	53,900	2,069,760
Lowe’s Cos., Inc.	52,850	4,018,714
Marsh & McLennan Cos., Inc.	89,000	4,935,050
Mattel, Inc.(a)	112,300	3,051,191
Mead Johnson Nutrition Co.	100,667	7,947,660
Medtronic PLC	61,471	4,728,349
Merck & Co., Inc.	94,200	4,975,644
MetLife, Inc.	106,150	5,117,491
Microsoft Corp.	137,200	7,611,856
Morgan Stanley	181,200	5,763,972
National Instruments Corp.	128,249	3,679,464
NetSuite, Inc.*(a)	52,729	4,461,928
News Corp. (Class A Stock)	64,100	856,376
Occidental Petroleum Corp.	52,800	3,569,808
PepsiCo, Inc.	38,050	3,801,956
Pfizer, Inc.	256,400	8,276,592
PG&E Corp.	136,100	7,239,159
Philip Morris International, Inc.	51,800	4,553,738
Procter & Gamble Co. (The)	51,550	4,093,585
QUALCOMM, Inc.	52,650	2,631,710
Raytheon Co.	21,250	2,646,263
salesforce.com, inc.*	114,368	8,966,451
Southwest Airlines Co.	100,950	4,346,907
Starbucks Corp.	190,216	11,418,666

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Stericycle, Inc.*	74,943	$9,038,126
T-Mobile U.S., Inc.*	44,750	1,750,620
Texas Instruments, Inc.	59,000	3,233,790
Thermo Fisher Scientific, Inc.	36,750	5,212,987
TripAdvisor, Inc.*(a)	114,663	9,775,021
Twenty-First Century Fox (Class B Stock)	138,250	3,764,547
Tyco International PLC	74,500	2,375,805
Tyson Foods, Inc. (Class A Stock)(a)	52,250	2,786,493
U.S. Bancorp	50,950	2,174,037
Under Armour, Inc. (Class A Stock)*(a)	59,843	4,823,944
United Technologies Corp.	28,450	2,733,192
Viacom, Inc. (Class B Stock)	15,100	621,516
Visa, Inc. (Class A Stock)	163,046	12,644,217
Vulcan Materials Co.	19,550	1,856,664
Wabtec Corp.	42,374	3,013,639
Wal-Mart Stores, Inc.	22,350	1,370,055
Wells Fargo & Co.	74,550	4,052,538
Western Union Co. (The)(a)	50,250	899,978
Weyerhaeuser Co.	81,100	2,431,378
Xcel Energy, Inc.	26,950	967,775

		500,412,358

TOTAL COMMON STOCKS (cost $807,743,988)		933,320,218

RIGHTS*	Units	Value (Note 2)
Spain
Repsol SA, expiring 01/12/16 (cost $29,109)	57,200	$28,532

TOTAL LONG-TERM INVESTMENTS (cost $807,773,097)		933,348,750

SHORT-TERM INVESTMENT — 7.9%

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $76,661,013; includes $48,814,917 of cash collateral for securities on loan)(b)(c)(Note 4)	76,661,013	76,661,013

TOTAL INVESTMENTS — 104.6% (cost $884,434,110)		1,010,009,763
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(44,722,728)

NET ASSETS — 100.0%		$965,287,035

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,793,435; cash collateral of $48,814,917 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$14,778,628	$—
Austria	—	2,095,085	—
Belgium	490,305	2,092,533	—
Canada	17,533,667	—	—
China	6,082,363	9,928,627	—
Denmark	—	5,233,445	—
Finland	—	5,595,241	—
France	—	35,138,786	—
Germany	—	27,479,219	—

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Hong Kong	$—	$9,187,528	$—
India	8,346,514	—	—
Ireland	8,346,228	901,513	—
Israel	6,043,278	3,100,461	—
Italy	—	7,482,310	—
Japan	671,846	93,716,590	—
Liechtenstein	—	143,589	—
Netherlands	16,606,470	10,572,376	—
New Zealand	—	2,478,750	—
Norway	—	4,177,855	—
Singapore	—	1,852,887	—
South Africa	—	3,718,195	—
South Korea	—	3,570,917	—
Spain	—	8,247,307	—
Sweden	—	11,208,315	—
Switzerland	4,223,062	29,485,317	—
Taiwan	—	4,814,693	—
United Kingdom	1,499,782	66,064,178	—
United States	500,412,358	—	—
Rights	28,532	—	—
Affiliated Money Market Mutual Fund	76,661,013	—	—

Total	$646,945,418	$363,064,345	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.1% of collateral for securities on loan)	7.9%
Banks	7.0
Insurance	5.6
Pharmaceuticals	5.3
IT Services	4.5
Capital Markets	4.3
Oil, Gas & Consumable Fuels	4.0
Internet Software & Services	3.9
Software	2.7
Hotels, Restaurants & Leisure	2.7
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.5
Electronic Equipment, Instruments & Components	2.5
Machinery	2.4
Internet & Catalog Retail	2.4
Industrial Conglomerates	2.4
Food & Staples Retailing	2.3
Media	2.3
Health Care Providers & Services	2.2
Automobiles	2.1
Biotechnology	2.1
Aerospace & Defense	2.0
Health Care Equipment & Supplies	1.8
Auto Components	1.8
Technology Hardware, Storage & Peripherals	1.6
Food Products	1.5
Trading Companies & Distributors	1.5
Personal Products	1.4
Commercial Services & Supplies	1.3
Airlines	1.3
Electric Utilities	1.2
Multi-Utilities	1.0

Real Estate Management & Development	1.0%
Specialty Retail	0.8
Communications Equipment	0.8
Household Products	0.8
Diversified Financial Services	0.8
Diversified Telecommunication Services	0.7
Leisure Products	0.7
Household Durables	0.7
Road & Rail	0.7
Tobacco	0.6
Textiles, Apparel & Luxury Goods	0.6
Life Sciences Tools & Services	0.5
Beverages	0.5
Paper & Forest Products	0.5
Energy Equipment & Services	0.5
Consumer Finance	0.5
Metals & Mining	0.5
Wireless Telecommunication Services	0.5
Construction & Engineering	0.5
Independent Power & Renewable Electricity Producers	0.4
Multiline Retail	0.3
Building Products	0.3
Electrical Equipment	0.3
Construction Materials	0.3
Real Estate Investment Trusts (REITs)	0.3
Containers & Packaging	0.1
Gas Utilities	0.1
Marine	0.1
Health Care Technology	0.1

104.6
Liabilities in excess of other assets	(4.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$28,532		$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$(433)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$(577)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $46,793,435:
Unaffiliated investments (cost $807,773,097)	$933,348,750
Affiliated investments (cost $76,661,013)	76,661,013
Cash	1,746
Foreign currency, at value (cost $2,272,568)	2,266,592
Receivable for investments sold	2,195,035
Tax reclaim receivable	1,496,784
Dividends receivable	981,833
Receivable from affiliate	113,978
Receivable for Series shares sold	2,309
Prepaid expenses	5,590

Total Assets	1,017,073,630

LIABILITIES
Payable to broker for collateral for securities on loan	48,814,917
Payable for investments purchased	2,000,781
Management fee payable	607,982
Accrued expenses	216,980
Payable for Series shares repurchased	144,955
Affiliated transfer agent fee payable	980

Total Liabilities	51,786,595

NET ASSETS	$965,287,035

Net assets were comprised of:
Paid-in capital	$756,792,810
Retained earnings	208,494,225

Net assets, December 31, 2015	$965,287,035

Net asset value and redemption price per share $965,287,035 / 36,661,269 outstanding shares of beneficial interest	$26.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $505,662, includes $80,187 reimbursable by an affiliate)	$16,883,485
Affiliated income from securities lending, net	59,463
Affiliated dividend income	48,555

Total income	16,991,503

EXPENSES
Management fee	6,097,637
Custodian and accounting fees	322,000
Shareholders’ reports	130,000
Audit fee	27,000
Trustees’ fees	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	10,000
Insurance expenses	9,000
Loan interest expense	69
Miscellaneous	53,277

Total expenses	6,677,983
Less: Management fee waiver	(87,650)

Net expenses	6,590,333

NET INVESTMENT INCOME	10,401,170

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	30,734,946
Foreign currency transactions	(356,917)

30,378,029

Net change in unrealized appreciation (depreciation) on:
Investments	(12,900,172)
Foreign currencies	(47,814)

(12,947,986)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	17,430,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,831,213

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$10,401,170	$10,803,379
Net realized gain on investment and foreign currency transactions	30,378,029	38,470,561
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,947,986)	(25,504,944)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,831,213	23,768,996

SERIES SHARE TRANSACTIONS
Series shares sold [10,575,719 and 941,874 shares, respectively]	267,851,761	23,729,047
Series shares repurchased [1,878,916 and 2,863,482 shares, respectively]	(49,569,010)	(72,868,700)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	218,282,751	(49,139,653)

TOTAL INCREASE (DECREASE)	246,113,964	(25,370,657)
NET ASSETS:
Beginning of year	719,173,071	744,543,728

End of year	$965,287,035	$719,173,071

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.0% ASSET-BACKED SECURITIES — 6.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 5.8%
Anchorage Capital CLO Ltd., Series 2014-5A, Class A, 144A	1.921%	(a)	10/15/26	750	$743,943
Babson CLO Ltd., Series 2013-IA, Class A, 144A	1.417%	(a)	04/20/25	1,750	1,714,500
Battalion CLO VII Ltd., Series 2014-7A, Class A1, 144A	1.915%	(a)	10/17/26	750	741,586
Battalion CLO VIII Ltd., Series 2015-8A, Class A1, 144A	1.845%	(a)	04/18/27	500	494,906
Blue Hill CLO Ltd., Series 2013-1A, Class A, 144A	1.801%	(a)	01/15/26	600	594,138
Flatiron CLO Ltd., Series 2013-1A, Class A1, 144A	1.715%	(a)	01/17/26	250	247,104
Galaxy CLO Ltd., Series 2014-18A, Class A, 144A	1.791%	(a)	10/15/26	3,250	3,216,828
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1, 144A	1.791%	(a)	04/15/26	250	247,309
OZLM Funding Ltd., Series 2012-1A, Class A1R, 144A	1.840%	(a)	07/22/27	500	496,993
Shackleton CLO V Ltd., Series 2014-5A, Class A, 144A	1.844%	(a)	05/07/26	750	740,458
Shackleton II CLO Ltd., Series 2012-2A, Class A1, 144A	1.727%	(a)	10/20/23	500	498,792
Silver Spring Ltd., Series 2014-1A, Class A, 144A	1.771%	(a)	10/15/26	1,500	1,468,156
Sound Point CLO IX Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A	1.985%	(a)	07/20/27	750	741,560
Vibrant CLO Ltd., Series 2015-3A, Class A1, 144A	1.947%	(a)	04/20/26	1,500	1,485,503

					13,431,776

Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2496, Class PM	5.500%		09/15/17	152	155,626
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2501, Class MC	5.500%		09/15/17	38	38,279
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2513, Class HC	5.000%		10/15/17	283	289,620
Federal National Mortgage Assoc., REMICS, Series 2002-57, Class ND	5.500%		09/25/17	43	43,833
Merrill Lynch Mortgage Investors, Inc., Series 2003-E, Class A1	1.042%	(a)	10/25/28	40	38,657
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(a)	02/25/34	178	176,889

					742,904

Non-Residential Mortgage-Backed Securities — 0.2%
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.200%		10/01/16	109	110,903
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.150%		01/01/17	89	91,010
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.850%		07/01/17	65	66,617
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	198	207,831

					476,361

TOTAL ASSET-BACKED SECURITIES (cost $14,738,139)					14,651,041

COMMERCIAL MORTGAGE-BACKED SECURITIES — 29.6%
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM	5.675%		07/10/46	1,500	1,531,286
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	700	702,233
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	1,552	1,577,006
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2015-CR4, Class A3	3.214%		08/10/55	1,600	1,606,428
Commercial Mortgage Trust, Series 2015-CR25, Class A3	3.505%		08/10/48	1,000	1,006,938
Fannie Mae-Aces, Series 2015-M1, Class AB2	2.465%		09/25/24	550	538,993
Fannie Mae-Aces, Series 2015-M3, Class AB2	2.625%		10/25/24	2,730	2,696,396
Fannie Mae-Aces, Series 2015-M10, Class A2	3.092%	(a)	04/25/27	1,600	1,624,070
Fannie Mae-Aces, Series 2015-M17, Class A2	3.038%	(a)	11/25/25	1,500	1,489,876
Federal National Mortgage Assoc., Series 2012-M2, Class A2	2.717%		02/25/22	200	201,372
Federal National Mortgage Assoc., Series 2012-M13, Class A2	2.377%		05/25/22	1,850	1,845,734
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(a)	12/25/23	2,650	2,788,240
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829%		01/25/25	1,600	1,612,736
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	250	271,995
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,100	1,191,561
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.645%	(a)	06/25/20	18,445	988,449

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, IO	1.720%	(a)	03/25/22	18,165	$1,539,277
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(a)	05/25/22	9,120	681,208
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(a)	06/25/22	9,675	732,337
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class A2	2.573%		09/25/22	2,000	1,995,618
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.893%	(a)	10/25/22	27,370	1,299,293
FHLMC Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.310%	(a)	05/25/23	2,730	2,831,709
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.060%	(a)	07/25/23	3,600	3,671,444
FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2	3.171%		10/25/24	4,000	4,065,049
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class A2	2.811%		01/25/25	3,200	3,150,748
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class A2	3.023%		01/25/25	4,000	4,003,703
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(a)	08/25/16	3,045	15,180
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(a)	05/25/19	8,069	401,223
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(a)	07/25/19	7,761	383,441
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%		05/25/25	6,600	6,652,901
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	1,800	1,799,352
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	1,700	1,732,447
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,600	1,600,948
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A3	5.774%	(a)	06/15/49	671	672,332
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,700	1,646,982
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(a)	05/12/39	1,375	1,380,307
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	5.889%	(a)	06/12/46	250	252,566
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM	5.456%	(a)	07/12/46	1,200	1,219,686
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	1,500	1,539,415
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	1,600	1,598,867
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(a)	07/15/45	1,000	1,016,422

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $69,258,615)					68,528,728

FOREIGN AGENCY — 0.4%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A (cost $816,933)	3.150%		07/24/24	820	823,707

U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.5%
Federal Home Loan Mortgage Corp.	2.479%	(a)	05/01/34	337	355,839
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	3.000%		06/01/29-06/01/45	1,811	1,837,122
Federal Home Loan Mortgage Corp.	3.500%		08/01/26-01/01/27	800	839,761
Federal Home Loan Mortgage Corp.	4.000%		TBA	1,500	1,584,580
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	2,912	3,083,074
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	2,816	3,037,214
Federal Home Loan Mortgage Corp.	5.000%		06/01/33-05/01/34	1,272	1,404,986
Federal Home Loan Mortgage Corp.	5.500%		05/01/37-05/01/38	755	839,489

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	6.000%		09/01/34-08/01/39	572	$646,925
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	82	93,207
Federal National Mortgage Assoc.	2.099%	(a)	04/01/34	144	152,022
Federal National Mortgage Assoc.	2.290%	(a)	07/01/33	902	953,446
Federal National Mortgage Assoc.	2.341%	(a)	04/01/34	282	297,708
Federal National Mortgage Assoc.	2.350%	(a)	06/01/34	275	292,126
Federal National Mortgage Assoc.	2.517%	(a)	08/01/33	554	584,381
Federal National Mortgage Assoc.	3.000%		TBA	3,500	3,493,059
Federal National Mortgage Assoc.	3.000%		08/01/28	1,799	1,857,526
Federal National Mortgage Assoc.	3.500%		TBA	11,000	11,348,955
Federal National Mortgage Assoc.	3.500%		03/01/27-06/01/39	1,319	1,374,857
Federal National Mortgage Assoc.	4.000%		09/01/40-09/01/44	4,604	4,879,402
Federal National Mortgage Assoc.	4.500%		05/01/40	3,555	3,883,059
Federal National Mortgage Assoc.	5.000%		TBA	1,000	1,100,680
Federal National Mortgage Assoc.	5.000%		07/01/18-05/01/36	2,037	2,214,420
Federal National Mortgage Assoc.	5.500%		01/01/17-11/01/35	5,278	5,927,213
Federal National Mortgage Assoc.	6.000%		05/01/21-05/01/38	1,058	1,198,317
Federal National Mortgage Assoc.	6.500%		07/01/32-10/01/37	1,344	1,564,826
Federal National Mortgage Assoc.	7.000%		12/01/31-01/01/36	177	203,329
Federal National Mortgage Assoc.	8.000%		10/01/23-02/01/26	8	8,161
Federal National Mortgage Assoc.	9.000%		02/01/25-04/01/25	27	30,898
Financing Corp. Strips Principal, Series 4-P	1.390%	(d)	10/06/17	2,700	2,645,900
Financing Corp. Strips Principal, Series D-P	2.224%	(d)	09/26/19	1,370	1,270,201
Freddie Mac Gold Pool	3.500%		07/01/42-08/01/43	3,924	4,044,263
Government National Mortgage Assoc.	3.000%		TBA	500	506,777
Government National Mortgage Assoc.	3.000%		03/15/45	2,954	2,994,489
Government National Mortgage Assoc.	3.500%		TBA	12,500	13,030,763
Government National Mortgage Assoc.	3.500%		04/20/45-07/20/45	3,734	3,897,749
Government National Mortgage Assoc.	4.000%		06/15/40-01/20/45	427	453,156
Government National Mortgage Assoc.	4.500%		02/20/41-03/20/41	2,182	2,377,046
Government National Mortgage Assoc.	5.000%		07/15/33-04/15/34	730	813,609
Government National Mortgage Assoc.	5.500%		03/15/34-03/15/36	628	713,063
Government National Mortgage Assoc.	6.500%		07/15/32-08/15/32	210	247,004
Government National Mortgage Assoc.	7.000%		03/15/23-08/15/28	443	486,238
Government National Mortgage Assoc.	7.500%		12/15/25-02/15/26	68	76,262
Government National Mortgage Assoc.	8.500%		09/15/24-04/15/25	134	150,165
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	937	960,448
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	1,520	1,536,484
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	1,040	1,069,299
Residual Funding Corp. Strips Principal, Bonds	1.903%	(d)	10/15/20	75	67,867
Residual Funding Corp. Strips Principal, Bonds, PO	1.825%	(d)	10/15/19	2,745	2,555,677
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	2.066%	(d)	07/15/20	1,465	1,338,169
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	3,480	3,465,676

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $98,472,830)					100,722,305

U.S. TREASURY OBLIGATIONS — 17.2%
U.S. Treasury Bonds	2.500%		02/15/45	1,845	1,655,384
U.S. Treasury Bonds	2.750%		11/15/42	1,925	1,835,443
U.S. Treasury Bonds	2.875%		05/15/43-08/15/45	4,385	4,268,706
U.S. Treasury Bonds	3.000%		05/15/45	920	915,796
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	11,345	11,199,978
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	616	537,317
U.S. Treasury Notes	1.750%		03/31/22	8,870	8,733,482
U.S. Treasury Notes	2.000%		11/30/22	300	298,359
U.S. Treasury Notes(e)	2.125%		12/31/21	2,285	2,305,172
U.S. Treasury Strips Coupon(f)	2.037%	(d)	02/15/22	1,690	1,483,673
U.S. Treasury Strips Coupon	2.060%	(d)	08/15/21	2,525	2,251,441
U.S. Treasury Strips Coupon	2.184%	(d)	02/15/28	550	399,337

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Strips Coupon	2.384%	(d)	05/15/29	565	$392,518
U.S. Treasury Strips Coupon	4.138%	(d)	02/15/42	3,725	1,639,488
U.S. Treasury Strips Principal	2.351%	(d)	05/15/43	1,115	475,244
U.S. Treasury Strips Principal	3.596%	(d)	05/15/44	3,180	1,309,235
U.S. Treasury Strips Principal	3.005%	(d)	11/15/44	715	287,915

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,696,157)					39,988,488

TOTAL LONG-TERM INVESTMENTS (cost $222,982,674)					224,714,269

SHORT-TERM INVESTMENTS — 16.2%

				Shares
AFFILIATED MUTUAL FUNDS — 16.2%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $39,260,287)(g) (Note 4)				4,021,093	37,275,532
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $287,130; includes $17 of cash collateral for securities on loan)(g)(h) (Note 4)				287,130	287,130

TOTAL AFFILIATED MUTUAL FUNDS (cost $39,547,417)					37,562,662

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/2016			Barclays Capital Group	102,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	102,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/2016			Barclays Capital Group	102,200	47
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/2016			Barclays Capital Group	51,100	1
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	51,100	42
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/2016			Barclays Capital Group	51,100	753
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Citibank Global Markets	23,880	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Citibank Global Markets	23,880	42,366

TOTAL OPTIONS PURCHASED (cost $257,984)					43,209

TOTAL SHORT-TERM INVESTMENTS (cost $39,805,401)					37,605,871

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 113.2% (cost $262,788,075)					262,320,140

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Barclays Capital Group	153,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	153,300	(258)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Interest Rate Swap Options (continued)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/2016	Barclays Capital Group	153,300	$(2)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/2016	Citibank Global Markets	47,760	—

TOTAL OPTIONS WRITTEN (premiums received $127,340)			(260)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 113.2% (cost $262,660,735)			262,319,880
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (13.2)%			(30,522,189)

NET ASSETS — 100.0%			$231,797,691

See the Glossary for abbreviations used in the annual report.

*	Non-income producing securities.

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
276	2 Year U.S. Treasury Notes	Mar. 2016	$60,033,215	$59,956,687	$(76,528)
194	5 Year U.S. Treasury Notes	Mar. 2016	22,962,808	22,954,140	(8,668)
21	10 Year U.S. Treasury Notes	Mar. 2016	2,637,499	2,644,031	6,532
187	90 Day Euro Dollar	Mar. 2016	46,465,212	46,406,388	(58,824)
33	U.S. Ultra Bonds	Mar. 2016	5,176,549	5,236,688	60,139

					(77,349)

Short Positions:
187	90 Day Euro Dollar	Sept. 2016	46,314,838	46,252,113	62,725
94	U.S. Long Bonds	Mar. 2016	14,636,167	14,452,500	183,667

					246,392

					$169,043

(1)	A U.S. Treasury Obligation with a market value of $872,646 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
1,360	11/30/16	0.945%	3 Month LIBOR(1)	$(2,561)	$—	$(2,561)	Citigroup Global Markets
4,700	02/15/19	1.656%	3 Month LIBOR(1)	(63,799)	—	(63,799)	Citigroup Global Markets
4,700	02/15/19	1.794%	3 Month LIBOR(2)	86,100	—	86,100	JPMorgan Chase

				$19,740	$—	$19,740

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
100	02/21/16	0.429%	3 Month LIBOR(1)	$151	$(6)	$(157)
3,300	09/04/20	1.585%	3 Month LIBOR(1)	163	13,821	13,658
24,500	01/08/21	1.683%	3 Month LIBOR(2)	282	(61,617)	(61,899)
7,855	09/17/21	2.358%	3 Month LIBOR(2)	197	227,407	227,210
5,100	01/13/22	2.351%	3 Month LIBOR(1)	181	(141,707)	(141,888)
4,850	01/13/22	2.480%	3 Month LIBOR(1)	179	(171,024)	(171,203)
1,710	01/22/22	2.467%	3 Month LIBOR(1)	161	(59,045)	(59,206)
13,310	05/31/22	2.200%	3 Month LIBOR(1)	(26,951)	(264,012)	(237,061)
5,470	05/31/22	2.217%	3 Month LIBOR(1)	179	(114,148)	(114,327)
3,350	08/31/22	1.745%	3 Month LIBOR(1)	169	33,456	33,287
3,600	11/30/22	1.982%	3 Month LIBOR(1)	170	1,168	998
8,720	12/20/23	2.932%	3 Month LIBOR(1)	220	(567,611)	(567,831)
11,725	08/18/24	2.750%	3 Month LIBOR(2)	168	599,021	598,853
5,290	09/17/24	2.732%	3 Month LIBOR(1)	111	(261,211)	(261,322)
1,860	09/04/25	2.214%	3 Month LIBOR(1)	163	(9,139)	(9,302)
3,630	11/12/25	2.263%	3 Month LIBOR(1)	176	(29,862)	(30,038)
25,835	01/08/26	2.210%	3 Month LIBOR(1)	359	(51,150)	(51,509)
230	09/17/29	3.070%	3 Month LIBOR(2)	10	18,421	18,411
7,535	02/15/36	2.502%	3 Month LIBOR(2)	12,505	(70,208)	(82,713)
5,485	01/08/46	2.659%	3 Month LIBOR(2)	248	43,779	43,531

				$(11,159)	$(863,667)	$(852,508)

A U.S. Treasury Obligation with a market value of $1,210,594 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$13,431,776	$—
Collateralized Mortgage Obligations	—	742,904	—
Non-Residential Mortgage-Backed Securities	—	476,361	—
Commercial Mortgage-Backed Securities	—	68,528,728	—
Foreign Agency	—	823,707	—
U.S. Government Agency Obligations	—	100,722,305	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
U.S. Treasury Obligations	$—	$39,988,488	$—
Affiliated Mutual Funds	37,562,662	—	—
Options Purchased	—	43,209	—
Options Written	—	(260)	—
Other Financial Instruments*
Futures Contracts	169,043	—	—
OTC interest rate swaps	—	19,740	—
Centrally cleared interest rate swaps	—	(852,508)	—

Total	$37,731,705	$223,924,450	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	43.5%
Commercial Mortgage-Backed Securities	29.6
U.S. Treasury Obligations	17.2
Affiliated Mutual Funds	16.2
Collateralized Loan Obligations	5.8
Foreign Agency	0.4

Collateralized Mortgage Obligations	0.3%
Non-Residential Mortgage-Backed Securities	0.2

113.2
Liabilities in excess of other assets	(13.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$313,063	*	Due from/to broker — variation margin futures	$144,020	*
Interest rate contracts	Due from/to broker — variation margin swaps	935,948	*	Due from/to broker — variation margin swaps	1,788,456	*
Interest rate contracts	Unrealized appreciation OTC on swap agreements	86,100		Unrealized depreciation on OTC swap agreements	66,360
Interest rate contracts	Unaffiliated investments	43,209		Options written outstanding, at value	260

Total		$1,378,320			$1,999,096

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(1,511,763)	$744,071	$689,845	$(1,715,847)	$(1,793,694)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(193,208)	$103,881	$(63,117)	$(524,110)	$(676,554)

*	Included in net unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Position(3)	Interest Rate Swap Agreements(2)
$269,763	$265,104	$91,536,417	$18,493,703	$128,089

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$843	$(260)	$—	$583
Citigroup Global Markets	42,366	(42,366)	—	—
JPMorgan Chase	86,100	—	—	86,100

	$129,309

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(260)	$260	$—	$—
Citigroup Global Markets	(66,360)	42,366	—	(23,994)
JPMorgan Chase	—	—	—	—

	$(66,620)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value:
Unaffiliated investments (cost $223,240,658)	$224,757,478
Affiliated investments (cost $39,547,417)	37,562,662
Receivable for investments sold	21,669,310
Dividends and interest receivable	767,287
Unrealized appreciation on OTC swap agreements	86,100
Receivable for Series shares sold	41,508
Due from broker—variation margin futures	24,474
Prepaid expenses	2,520

Total Assets	284,911,339

LIABILITIES
Payable for investments purchased	52,722,816
Accrued expenses and other liabilities	107,956
Management fee payable	80,251
Due to broker—variation margin swaps	78,711
Unrealized depreciation on OTC swap agreements	66,360
Payable for Series shares repurchased	35,124
Payable to custodian	17,503
Loan interest payable	3,016
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	671
Options written outstanding, at value (premiums received $127,340)	260

Total Liabilities	53,113,648

NET ASSETS	$231,797,691

Net assets were comprised of:
Paid-in capital	$216,314,364
Retained earnings	15,483,327

Net assets, December 31, 2015	$231,797,691

Net asset value and redemption price per share $231,797,691 / 19,315,538 outstanding shares of beneficial interest	$12.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income	$5,478,241
Affiliated dividend income	880,356
Affiliated income from securities lending, net	18,394

Total income	6,376,991

EXPENSES
Management fee	1,301,882
Shareholders’ reports	100,000
Custodian and accounting fees	83,000
Audit fee	33,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	9,000
Insurance expenses	4,000
Loan interest expense	3,197
Miscellaneous	11,043

Total expenses	1,570,122

NET INVESTMENT INCOME	4,806,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,801,068
Futures transactions	689,845
Options written transactions	744,071
Swap agreement transactions	(1,715,847)

1,519,137

Net change in unrealized appreciation (depreciation) on:
Investments	(3,248,703)
Futures	(63,117)
Options written	103,881
Swap agreements	(524,110)

(3,732,049)

NET LOSS ON INVESTMENT TRANSACTIONS	(2,212,912)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,593,957

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$4,806,869	$5,901,363
Net realized gain on investment transactions	1,519,137	7,472,234
Net change in unrealized appreciation (depreciation) on investments	(3,732,049)	5,994,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,593,957	19,368,337

DISTRIBUTIONS	—	(1,210,720)

SERIES SHARE TRANSACTIONS
Series shares sold [446,808 and 449,768 shares, respectively]	5,381,539	5,246,081
Series shares issued in reinvestment of distributions [0 and 105,280 shares, respectively]	—	1,210,720
Series shares repurchased [9,585,972 and 2,279,485 shares, respectively]	(115,358,336)	(26,512,995)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(109,976,797)	(20,056,194)

TOTAL DECREASE	(107,382,840)	(1,898,577)
NET ASSETS:
Beginning of year	339,180,531	341,079,108

End of year	$231,797,691	$339,180,531

SEE NOTES TO FINANCIAL STATEMENTS.

A112

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.6%
Boeing Co. (The)	102,836	$14,869,057
General Dynamics Corp.	49,500	6,799,320
Honeywell International, Inc.	126,950	13,148,211
L-3 Communications Holdings, Inc.	13,100	1,565,581
Lockheed Martin Corp.	43,598	9,467,306
Northrop Grumman Corp.	29,826	5,631,447
Precision Castparts Corp.	22,500	5,220,225
Raytheon Co.	49,518	6,166,477
Rockwell Collins, Inc.	21,700	2,002,910
Textron, Inc.	45,500	1,911,455
United Technologies Corp.	135,100	12,979,057

		79,761,046

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	23,100	1,432,662
Expeditors International of Washington, Inc.	31,400	1,416,140
FedEx Corp.	42,840	6,382,732
United Parcel Service, Inc. (Class B Stock)	113,800	10,950,974

		20,182,508

Airlines — 0.6%
American Airlines Group, Inc.	102,500	4,340,875
Delta Air Lines, Inc.	129,800	6,579,562
Southwest Airlines Co.	108,637	4,677,909
United Continental Holdings, Inc.*	59,600	3,415,080

		19,013,426

Auto Components — 0.4%
BorgWarner, Inc.	37,100	1,603,833
Delphi Automotive PLC (United Kingdom)	46,500	3,986,445
Goodyear Tire & Rubber Co. (The)	44,300	1,447,281
Johnson Controls, Inc.	107,400	4,241,226

		11,278,785

Automobiles — 0.6%
Ford Motor Co.	635,859	8,959,253
General Motors Co.	230,800	7,849,508
Harley-Davidson, Inc.(a)	31,200	1,416,168

		18,224,929

Banks — 5.9%
Bank of America Corp.	1,705,682	28,706,628
BB&T Corp.	127,400	4,816,994
Citigroup, Inc.	488,522	25,281,013
Comerica, Inc.	29,250	1,223,528
Fifth Third Bancorp	130,149	2,615,995
Huntington Bancshares, Inc.	128,075	1,416,510
JPMorgan Chase & Co.	601,745	39,733,222
KeyCorp	135,300	1,784,607
M&T Bank Corp.(a)	24,900	3,017,382
People’s United Financial, Inc.(a)	50,700	818,805
PNC Financial Services Group, Inc. (The)	83,893	7,995,842

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Regions Financial Corp.	214,512	$2,059,315
SunTrust Banks, Inc.	84,600	3,624,264
U.S. Bancorp	269,981	11,520,089
Wells Fargo & Co.	760,136	41,320,993
Zions Bancorporation	33,300	909,090

		176,844,277

Beverages — 2.2%
Brown-Forman Corp. (Class B Stock)	17,450	1,732,436
Coca-Cola Co. (The)	637,050	27,367,668
Coca-Cola Enterprises, Inc.	35,200	1,733,248
Constellation Brands, Inc. (Class A Stock)	27,800	3,959,832
Dr. Pepper Snapple Group, Inc.	31,500	2,935,800
Molson Coors Brewing Co. (Class B Stock)	26,200	2,460,704
Monster Beverage Corp.*	23,900	3,560,144
PepsiCo, Inc.	238,914	23,872,287

		67,622,119

Biotechnology — 3.6%
AbbVie, Inc.	267,400	15,840,776
Alexion Pharmaceuticals, Inc.*	36,700	7,000,525
Amgen, Inc.	123,694	20,079,247
Baxalta, Inc.	89,200	3,481,476
Biogen, Inc.*	36,575	11,204,751
Celgene Corp.*	129,000	15,449,040
Gilead Sciences, Inc.	236,400	23,921,316
Regeneron Pharmaceuticals, Inc.*	12,400	6,731,588
Vertex Pharmaceuticals, Inc.*(a)	40,000	5,033,200

		108,741,919

Building Products — 0.1%
Allegion PLC	15,633	1,030,527
Masco Corp.	57,000	1,613,100

		2,643,627

Capital Markets — 2.1%
Affiliated Managers Group, Inc.*	9,000	1,437,840
Ameriprise Financial, Inc.	29,500	3,139,390
Bank of New York Mellon Corp. (The)	180,689	7,448,001
BlackRock, Inc.	20,900	7,116,868
Charles Schwab Corp. (The)	191,000	6,289,630
E*TRADE Financial Corp.*(a)	47,510	1,408,196
Franklin Resources, Inc.	64,000	2,356,480
Goldman Sachs Group, Inc. (The)	65,400	11,787,042
Invesco Ltd.	70,600	2,363,688
Legg Mason, Inc.	16,800	659,064
Morgan Stanley	248,610	7,908,284
Northern Trust Corp.	36,000	2,595,240
State Street Corp.	66,625	4,421,235
T. Rowe Price Group, Inc.	41,800	2,988,282

		61,919,240

SEE NOTES TO FINANCIAL STATEMENTS.

A113

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 2.0%
Air Products & Chemicals, Inc.	31,700	$4,124,487
Airgas, Inc.(a)	11,100	1,535,352
CF Industries Holdings, Inc.	38,600	1,575,266
Dow Chemical Co. (The)	183,611	9,452,294
E.I. du Pont de Nemours & Co.(a)	143,191	9,536,521
Eastman Chemical Co.	24,500	1,653,995
Ecolab, Inc.	43,500	4,975,530
FMC Corp.	21,700	849,121
International Flavors & Fragrances, Inc.	13,300	1,591,212
LyondellBasell Industries NV (Class A Stock)	59,800	5,196,620
Monsanto Co.	71,396	7,033,934
Mosaic Co. (The)	50,900	1,404,331
PPG Industries, Inc.	44,000	4,348,080
Praxair, Inc.	46,800	4,792,320
Sherwin-Williams Co. (The)	13,000	3,374,800

		61,443,863

Commercial Services & Supplies — 0.4%
ADT Corp. (The)	28,800	949,824
Cintas Corp.	15,000	1,365,750
Pitney Bowes, Inc.	32,200	664,930
Republic Services, Inc.	39,335	1,730,347
Stericycle, Inc.*	14,000	1,688,400
Tyco International PLC	69,000	2,200,410
Waste Management, Inc.	68,630	3,662,783

		12,262,444

Communications Equipment — 1.4%
Cisco Systems, Inc.	827,375	22,467,368
F5 Networks, Inc.*(a)	11,800	1,144,128
Harris Corp.	20,200	1,755,380
Juniper Networks, Inc.	57,600	1,589,760
Motorola Solutions, Inc.	26,327	1,802,083
QUALCOMM, Inc.	247,450	12,368,789

		41,127,508

Construction & Engineering — 0.1%
Fluor Corp.(a)	23,700	1,119,114
Jacobs Engineering Group, Inc.*	20,900	876,755
Quanta Services, Inc.*	28,500	577,125

		2,572,994

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,200	1,393,116
Vulcan Materials Co.	21,800	2,070,346

		3,463,462

Consumer Finance — 0.8%
American Express Co.	136,600	9,500,530
Capital One Financial Corp.	88,569	6,392,911
Discover Financial Services	71,105	3,812,650
Navient Corp.	63,800	730,510
Synchrony Financial*	131,230	3,990,704

		24,427,305

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging — 0.2%
Avery Dennison Corp.	14,900	$933,634
Ball Corp.(a)	22,600	1,643,698
Owens-Illinois, Inc.*	26,500	461,630
Sealed Air Corp.	33,420	1,490,532
WestRock Co.	42,761	1,950,757

		6,480,251

Distributors — 0.1%
Genuine Parts Co.	25,025	2,149,397

Diversified Consumer Services
H&R Block, Inc.	38,200	1,272,442

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc. (Class B Stock)*	305,100	40,285,404
CME Group, Inc.	53,400	4,838,040
Intercontinental Exchange, Inc.	18,098	4,637,793
Leucadia National Corp.	51,700	899,063
McGraw Hill Financial, Inc.	44,900	4,426,242
Moody’s Corp.	28,520	2,861,697
NASDAQ, Inc.	20,100	1,169,217

		59,117,456

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	1,001,935	34,476,583
CenturyLink, Inc.	92,385	2,324,407
Frontier Communications Corp.(a)	191,916	896,248
Level 3 Communications, Inc.*	47,100	2,560,356
Verizon Communications, Inc.	662,338	30,613,262

		70,870,856

Electric Utilities — 1.7%
American Electric Power Co., Inc.	80,340	4,681,412
Duke Energy Corp.	112,348	8,020,524
Edison International	53,400	3,161,814
Entergy Corp.	29,500	2,016,620
Eversource Energy	52,100	2,660,747
Exelon Corp.	144,673	4,017,569
FirstEnergy Corp.	69,180	2,195,081
NextEra Energy, Inc.	73,575	7,643,707
Pepco Holdings, Inc.(a)	42,000	1,092,420
Pinnacle West Capital Corp.	18,200	1,173,536
PPL Corp.	109,500	3,737,235
Southern Co. (The)	148,900	6,967,031
Xcel Energy, Inc.	83,095	2,983,941

		50,351,637

Electrical Equipment — 0.4%
AMETEK, Inc.	39,600	2,122,164
Eaton Corp. PLC	76,561	3,984,235
Emerson Electric Co.	107,300	5,132,159
Rockwell Automation, Inc.	22,100	2,267,681

		13,506,239

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	50,700	2,648,061
Corning, Inc.	196,200	3,586,536

SEE NOTES TO FINANCIAL STATEMENTS.

A114

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
FLIR Systems, Inc.	23,000	$645,610
TE Connectivity Ltd. (Switzerland)	64,000	4,135,040

		11,015,247

Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	70,448	3,251,175
Cameron International Corp.*	31,400	1,984,480
Diamond Offshore Drilling, Inc.	11,900	251,090
Ensco PLC (Class A Stock)	38,500	592,515
FMC Technologies, Inc.*	37,900	1,099,479
Halliburton Co.	139,500	4,748,580
Helmerich & Payne, Inc.(a)	18,100	969,255
National Oilwell Varco, Inc.(a)	63,600	2,129,964
Schlumberger Ltd.	205,872	14,359,572
Transocean Ltd.(a)	56,000	693,280

		30,079,390

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	71,522	11,550,803
CVS Health Corp.	181,138	17,709,862
Kroger Co. (The)	158,500	6,630,055
Sysco Corp.	85,400	3,501,400
Wal-Mart Stores, Inc.	257,500	15,784,750
Walgreens Boots Alliance, Inc.(a)	142,200	12,109,041
Whole Foods Market, Inc.	57,800	1,936,300

		69,222,211

Food Products — 1.7%
Archer-Daniels-Midland Co.	99,338	3,643,718
Campbell Soup Co.(a)	29,200	1,534,460
ConAgra Foods, Inc.	70,000	2,951,200
General Mills, Inc.(a)	97,700	5,633,382
Hershey Co. (The)	24,100	2,151,407
Hormel Foods Corp.(a)	22,100	1,747,668
J.M. Smucker Co. (The)	18,300	2,257,122
Kellogg Co.(a)	41,100	2,970,297
Keurig Green Mountain, Inc.(a)	19,100	1,718,618
Kraft Heinz Co. (The)(a)	97,137	7,067,688
McCormick & Co., Inc. (Non-Voting Shares)(a)	18,800	1,608,528
Mead Johnson Nutrition Co.	33,193	2,620,588
Mondelez International, Inc. (Class A Stock)	259,511	11,636,473
Tyson Foods, Inc. (Class A Stock)(a)	47,900	2,554,507

		50,095,656

Gas Utilities
AGL Resources, Inc.	20,337	1,297,704

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	242,450	10,888,429
Baxter International, Inc.	89,200	3,402,980
Becton, Dickinson & Co.	34,354	5,293,608
Boston Scientific Corp.*(a)	219,699	4,051,250
C.R. Bard, Inc.	12,200	2,311,168
DENTSPLY International, Inc.	23,400	1,423,890
Edwards Lifesciences Corp.*	35,400	2,795,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*(a)	6,090	$3,326,114
Medtronic PLC	230,728	17,747,598
St. Jude Medical, Inc.	46,000	2,841,420
Stryker Corp.	50,000	4,647,000
Varian Medical Systems, Inc.*	16,500	1,333,200
Zimmer Biomet Holdings, Inc.	27,986	2,871,084

		62,933,633

Health Care Providers & Services — 2.7%
Aetna, Inc.(a)	57,257	6,190,627
AmerisourceBergen Corp.	32,900	3,412,059
Anthem, Inc.	42,700	5,954,088
Cardinal Health, Inc.	53,475	4,773,713
Cigna Corp.	42,200	6,175,126
DaVita HealthCare Partners, Inc.*	28,200	1,965,822
Express Scripts Holding Co.*	110,226	9,634,855
HCA Holdings, Inc.*	50,300	3,401,789
Henry Schein, Inc.*	13,800	2,183,022
Humana, Inc.	24,200	4,319,942
Laboratory Corp. of America Holdings*	16,500	2,040,060
McKesson Corp.	38,007	7,496,120
Patterson Cos., Inc.(a)	14,800	669,108
Quest Diagnostics, Inc.(a)	23,600	1,678,904
Tenet Healthcare Corp.*	16,300	493,890
UnitedHealth Group, Inc.	155,400	18,281,256
Universal Health Services, Inc. (Class B Stock)	15,000	1,792,350

		80,462,731

Health Care Technology — 0.1%
Cerner Corp.*	50,200	3,020,534

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	74,000	4,031,520
Chipotle Mexican Grill, Inc.*	5,170	2,480,825
Darden Restaurants, Inc.	19,150	1,218,706
Marriott International, Inc. (Class A Stock)(a)	31,503	2,111,961
McDonald’s Corp.	151,000	17,839,140
Royal Caribbean Cruises Ltd.	27,100	2,742,791
Starbucks Corp.	242,200	14,539,266
Starwood Hotels & Resorts Worldwide, Inc.	28,100	1,946,768
Wyndham Worldwide Corp.	19,763	1,435,782
Wynn Resorts Ltd.(a)	12,900	892,551
Yum! Brands, Inc.	70,100	5,120,805

		54,360,115

Household Durables — 0.4%
D.R. Horton, Inc.	52,900	1,694,387
Garmin Ltd.	19,300	717,381
Harman International Industries, Inc.	11,700	1,102,257
Leggett & Platt, Inc.(a)	22,600	949,652
Lennar Corp. (Class A Stock)(a)	28,800	1,408,608
Mohawk Industries, Inc.*	10,200	1,931,778
Newell Rubbermaid, Inc.(a)	44,049	1,941,680
PulteGroup, Inc.(a)	53,785	958,449

SEE NOTES TO FINANCIAL STATEMENTS.

A115

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Whirlpool Corp.	12,907	$1,895,651

		12,599,843

Household Products — 1.9%
Church & Dwight Co., Inc.	15,700	1,332,616
Clorox Co. (The)	21,000	2,663,430
Colgate-Palmolive Co.	144,500	9,626,590
Kimberly-Clark Corp.	59,688	7,598,282
Procter & Gamble Co. (The)	442,506	35,139,402

		56,360,320

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	115,400	1,104,378
NRG Energy, Inc.	57,400	675,598

		1,779,976

Industrial Conglomerates — 2.5%
3M Co.	101,100	15,229,704
Danaher Corp.	96,800	8,990,784
General Electric Co.	1,534,947	47,813,599
Roper Technologies, Inc.	16,500	3,131,535

		75,165,622

Insurance — 2.4%
ACE Ltd.	52,800	6,169,680
Aflac, Inc.	70,300	4,210,970
Allstate Corp. (The)	65,288	4,053,732
American International Group, Inc.	203,629	12,618,889
Aon PLC	44,725	4,124,092
Assurant, Inc.	10,900	877,886
Chubb Corp. (The)	37,100	4,920,944
Cincinnati Financial Corp.	24,328	1,439,488
Hartford Financial Services Group, Inc. (The)	67,700	2,942,242
Lincoln National Corp.	41,463	2,083,930
Loews Corp.	46,826	1,798,119
Marsh & McLennan Cos., Inc.	86,500	4,796,425
MetLife, Inc.	182,400	8,793,504
Principal Financial Group, Inc.	45,000	2,024,100
Progressive Corp. (The)	91,400	2,906,520
Torchmark Corp.	18,875	1,078,895
Travelers Cos., Inc. (The)	50,698	5,721,776
Unum Group	40,956	1,363,425
XL Group PLC (Ireland)	49,000	1,919,820

		73,844,437

Internet & Catalog Retail — 2.1%
Amazon.com, Inc.*	62,600	42,310,714
Expedia, Inc.	17,900	2,224,970
Netflix, Inc.*	69,590	7,959,704
Priceline Group, Inc. (The)*	8,300	10,582,085
TripAdvisor, Inc.*(a)	18,400	1,568,600

		64,646,073

Internet Software & Services — 4.1%
Akamai Technologies, Inc.*	29,300	1,542,059
Alphabet, Inc. (Class A Stock)*	47,415	36,889,344
Alphabet, Inc. (Class C Stock)*	48,440	36,760,147
eBay, Inc.*	181,200	4,979,376

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Facebook, Inc. (Class A Stock)*	369,100	$38,630,006
VeriSign, Inc.*(a)	16,400	1,432,704
Yahoo!, Inc.*	141,300	4,699,638

		124,933,274

IT Services — 3.6%
Accenture PLC (Class A Stock)	101,900	10,648,550
Alliance Data Systems Corp.*	10,100	2,793,357
Automatic Data Processing, Inc.	76,100	6,447,192
Cognizant Technology Solutions Corp. (Class A Stock)*	100,100	6,008,002
CSRA, Inc.	22,600	678,000
Fidelity National Information Services, Inc.(a)	46,500	2,817,900
Fiserv, Inc.*	38,300	3,502,918
International Business Machines Corp.	146,125	20,109,722
MasterCard, Inc. (Class A Stock)	161,500	15,723,640
Paychex, Inc.	52,450	2,774,081
PayPal Holdings, Inc.*	179,700	6,505,140
Teradata Corp.*(a)	23,000	607,660
Total System Services, Inc.	28,293	1,408,991
Visa, Inc. (Class A Stock)(a)	316,800	24,567,840
Western Union Co. (The)(a)	84,704	1,517,049
Xerox Corp.	158,711	1,687,098

		107,797,140

Leisure Products — 0.1%
Hasbro, Inc.(a)	18,450	1,242,792
Mattel, Inc.(a)	55,481	1,507,419

		2,750,211

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	54,682	2,286,254
Illumina, Inc.*	23,100	4,433,930
PerkinElmer, Inc.	18,600	996,402
Thermo Fisher Scientific, Inc.	65,300	9,262,805
Waters Corp.*	13,600	1,830,288

		18,809,679

Machinery — 1.1%
Caterpillar, Inc.(a)	95,200	6,469,792
Cummins, Inc.	27,500	2,420,275
Deere & Co.(a)	51,150	3,901,210
Dover Corp.	25,500	1,563,405
Flowserve Corp.	21,800	917,344
Illinois Tool Works, Inc.	53,575	4,965,331
Ingersoll-Rand PLC	43,400	2,399,586
PACCAR, Inc.	58,228	2,760,007
Parker-Hannifin Corp.	22,787	2,209,883
Pentair PLC (United Kingdom)(a)	29,507	1,461,482
Snap-on, Inc.(a)	9,600	1,645,728
Stanley Black & Decker, Inc.	25,235	2,693,332
Xylem, Inc.(a)	29,600	1,080,400

		34,487,775

SEE NOTES TO FINANCIAL STATEMENTS.

A116

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 2.9%
Cablevision Systems Corp. (Class A Stock)	36,200	$1,154,780
CBS Corp. (Class B Non-Voting Stock)	70,868	3,340,009
Comcast Corp. (Class A Stock)	400,246	22,585,882
Discovery Communications, Inc. (Class A Stock)*(a)	24,500	653,660
Discovery Communications, Inc. (Class C Stock)*(a)	42,700	1,076,894
Interpublic Group of Cos., Inc. (The)	67,762	1,577,499
News Corp. (Class A Stock)	67,125	896,790
News Corp. (Class B Stock)(a)	7,600	106,096
Omnicom Group, Inc.	40,100	3,033,966
Scripps Networks Interactive, Inc. (Class A Stock)(a)	15,400	850,234
TEGNA, Inc.	37,000	944,240
Time Warner Cable, Inc.	46,326	8,597,642
Time Warner, Inc.	130,615	8,446,872
Twenty-First Century Fox, Inc. (Class A Stock)	194,500	5,282,620
Twenty-First Century Fox, Inc. (Class B Stock)	65,200	1,775,396
Viacom, Inc. (Class B Stock)	57,543	2,368,470
Walt Disney Co. (The)	248,776	26,141,382

		88,832,432

Metals & Mining — 0.2%
Alcoa, Inc.	209,076	2,063,580
Freeport-McMoRan, Inc.	170,512	1,154,366
Newmont Mining Corp.	86,703	1,559,787
Nucor Corp.	52,300	2,107,690

		6,885,423

Multi-Utilities — 1.1%
Ameren Corp.	39,800	1,720,554
CenterPoint Energy, Inc.	70,510	1,294,564
CMS Energy Corp.	45,300	1,634,424
Consolidated Edison, Inc.	48,000	3,084,960
Dominion Resources, Inc.	96,484	6,526,178
DTE Energy Co.	29,400	2,357,586
NiSource, Inc.	52,900	1,032,079
PG&E Corp.	78,700	4,186,053
Public Service Enterprise Group, Inc.	82,900	3,207,401
SCANA Corp.(a)	23,500	1,421,515
Sempra Energy	38,154	3,586,857
TECO Energy, Inc.	38,600	1,028,690
WEC Energy Group, Inc.	51,676	2,651,496

		33,732,357

Multiline Retail — 0.6%
Dollar General Corp.(a)	48,700	3,500,069
Dollar Tree, Inc.*	36,547	2,822,159
Kohl’s Corp.	32,500	1,547,975
Macy’s, Inc.(a)	52,320	1,830,154
Nordstrom, Inc.(a)	23,200	1,155,592
Target Corp.	102,568	7,447,463

		18,303,412

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	83,326	$4,047,977
Apache Corp.	61,850	2,750,470
Cabot Oil & Gas Corp.(a)	67,800	1,199,382
Chesapeake Energy Corp.(a)	77,600	349,200
Chevron Corp.	306,342	27,558,526
Cimarex Energy Co.	15,400	1,376,452
Columbia Pipeline Group, Inc.	56,200	1,124,000
ConocoPhillips	201,129	9,390,713
CONSOL Energy, Inc.(a)	35,100	277,290
Devon Energy Corp.	63,400	2,028,800
EOG Resources, Inc.	90,000	6,371,100
EQT Corp.	25,000	1,303,250
Exxon Mobil Corp.	678,304	52,873,797
Hess Corp.	40,075	1,942,836
Kinder Morgan, Inc.	289,843	4,324,458
Marathon Oil Corp.	110,694	1,393,637
Marathon Petroleum Corp.	87,494	4,535,689
Murphy Oil Corp.(a)	28,800	646,560
Newfield Exploration Co.*	27,000	879,120
Noble Energy, Inc.	70,200	2,311,686
Occidental Petroleum Corp.	124,800	8,437,728
ONEOK, Inc.(a)	35,340	871,484
Phillips 66	78,164	6,393,815
Pioneer Natural Resources Co.	24,500	3,071,810
Range Resources Corp.(a)	27,300	671,853
Southwestern Energy Co.*(a)	63,200	449,352
Spectra Energy Corp.(a)	110,042	2,634,406
Tesoro Corp.	20,100	2,117,937
Valero Energy Corp.	80,700	5,706,297
Williams Cos., Inc. (The)	110,500	2,839,850

		159,879,475

Paper & Forest Products — 0.1%
International Paper Co.	68,167	2,569,896

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	36,600	3,222,996

Pharmaceuticals — 5.6%
Allergan PLC*	64,206	20,064,375
Bristol-Myers Squibb Co.	272,140	18,720,511
Eli Lilly & Co.	158,500	13,355,210
Endo International PLC*	33,300	2,038,626
Johnson & Johnson	450,596	46,285,221
Mallinckrodt PLC*	19,200	1,432,896
Merck & Co., Inc.	458,603	24,223,411
Mylan NV*(a)	67,500	3,649,725
Perrigo Co. PLC	24,000	3,472,800
Pfizer, Inc.	1,004,123	32,413,090
Zoetis, Inc.	75,900	3,637,128

		169,292,993

Professional Services — 0.3%
Dun & Bradstreet Corp. (The)	6,200	644,366
Equifax, Inc.	19,600	2,182,852
Nielsen Holdings PLC	59,900	2,791,340
Robert Half International, Inc.	22,000	1,037,080

SEE NOTES TO FINANCIAL STATEMENTS.

A117

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Verisk Analytics, Inc. (Class A Stock)*	23,100	$1,775,928

		8,431,566

Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	68,800	6,670,160
Apartment Investment & Management Co. (Class A Stock)	26,274	1,051,748
AvalonBay Communities, Inc.	21,718	3,998,935
Boston Properties, Inc.	25,200	3,214,008
Crown Castle International Corp.	54,500	4,711,525
Equinix, Inc.	9,655	2,919,672
Equity Residential	59,700	4,870,923
Essex Property Trust, Inc.	10,800	2,585,628
General Growth Properties, Inc.	95,400	2,595,834
HCP, Inc.	75,700	2,894,768
Host Hotels & Resorts, Inc.	124,226	1,905,627
Iron Mountain, Inc.(a)	30,730	830,017
Kimco Realty Corp.	67,700	1,791,342
Macerich Co. (The)	22,000	1,775,180
Plum Creek Timber Co., Inc.	28,800	1,374,336
Prologis, Inc.	85,928	3,688,030
Public Storage	23,800	5,895,260
Realty Income Corp.(a)	38,200	1,972,266
Simon Property Group, Inc.	50,601	9,838,858
SL Green Realty Corp.	16,400	1,852,872
Ventas, Inc.	54,304	3,064,375
Vornado Realty Trust	28,757	2,874,550
Welltower, Inc.	57,600	3,918,528
Weyerhaeuser Co.	84,910	2,545,602

		78,840,044

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	45,900	1,587,222

Road & Rail — 0.7%
CSX Corp.	160,072	4,153,868
J.B. Hunt Transport Services, Inc.	15,100	1,107,736
Kansas City Southern	18,200	1,358,994
Norfolk Southern Corp.	49,200	4,161,828
Ryder System, Inc.	8,800	500,104
Union Pacific Corp.	139,500	10,908,900

		22,191,430

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.(a)	51,400	2,843,448
Applied Materials, Inc.(a)	191,200	3,569,704
Avago Technologies Ltd. (Singapore)(a)	42,600	6,183,390
Broadcom Corp. (Class A Stock)	89,150	5,154,653
First Solar, Inc.*	12,400	818,276
Intel Corp.	774,100	26,667,745
KLA-Tencor Corp.(a)	26,300	1,823,905
Lam Research Corp.(a)	25,950	2,060,949
Linear Technology Corp.(a)	39,300	1,669,071

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.(a)	33,500	$1,559,090
Micron Technology, Inc.*(a)	176,600	2,500,656
NVIDIA Corp.(a)	83,850	2,763,696
Qorvo, Inc.*	23,286	1,185,257
Skyworks Solutions, Inc.(a)	31,400	2,412,462
Texas Instruments, Inc.	167,500	9,180,675
Xilinx, Inc.	42,400	1,991,528

		72,384,505

Software — 4.3%
Activision Blizzard, Inc.	77,900	3,015,509
Adobe Systems, Inc.*	79,575	7,475,276
Autodesk, Inc.*	37,400	2,278,782
CA, Inc.	51,973	1,484,349
Citrix Systems, Inc.*	26,300	1,989,595
Electronic Arts, Inc.*	51,000	3,504,720
Intuit, Inc.	44,500	4,294,250
Microsoft Corp.	1,302,400	72,257,152
Oracle Corp.	524,795	19,170,761
Red Hat, Inc.*	30,100	2,492,581
salesforce.com, inc.*	100,000	7,840,000
Symantec Corp.	111,611	2,343,831

		128,146,806

Specialty Retail — 2.6%
Advance Auto Parts, Inc.	12,000	1,806,120
AutoNation, Inc.*	12,989	774,924
AutoZone, Inc.*	5,050	3,746,645
Bed Bath & Beyond, Inc.*(a)	28,100	1,355,825
Best Buy Co., Inc.	48,025	1,462,361
CarMax, Inc.*(a)	34,300	1,851,171
GameStop Corp. (Class A Stock)(a)	17,300	485,092
Gap, Inc. (The)(a)	40,787	1,007,439
Home Depot, Inc. (The)	207,069	27,384,875
L. Brands, Inc.	40,196	3,851,581
Lowe’s Cos., Inc.	150,525	11,445,921
O’Reilly Automotive, Inc.*	16,300	4,130,746
Ross Stores, Inc.	67,900	3,653,699
Signet Jewelers Ltd.	13,200	1,632,708
Staples, Inc.	105,000	994,350
Tiffany & Co.	18,500	1,411,365
TJX Cos., Inc. (The)	109,600	7,771,736
Tractor Supply Co.(a)	22,400	1,915,200
Urban Outfitters, Inc.*	15,600	354,900

		77,036,658

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	910,505	95,839,756
EMC Corp.	314,074	8,065,420
Hewlett Packard Enterprise Co.	296,066	4,500,203
HP, Inc.	296,066	3,505,422
NetApp, Inc.	49,000	1,299,970
SanDisk Corp.(a)	33,400	2,538,066
Seagate Technology PLC(a)	50,400	1,847,664
Western Digital Corp.(a)	35,600	2,137,780

		119,734,281

SEE NOTES TO FINANCIAL STATEMENTS.

A118

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	45,300	$1,482,669
Fossil Group, Inc.*(a)	7,400	270,544
Hanesbrands, Inc.	61,700	1,815,831
Michael Kors Holdings Ltd.*	32,600	1,305,956
NIKE, Inc. (Class B Stock)	221,800	13,862,500
PVH Corp.	13,600	1,001,640
Ralph Lauren Corp.	10,100	1,125,948
Under Armour, Inc. (Class A Stock)*(a)	27,600	2,224,836
VF Corp.	55,744	3,470,064

		26,559,988

Tobacco — 1.6%
Altria Group, Inc.	320,000	18,627,200
Philip Morris International, Inc.	251,700	22,126,947
Reynolds American, Inc.	135,184	6,238,742

		46,992,889

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	44,600	1,820,572
United Rentals, Inc.*	15,900	1,153,386
W.W. Grainger, Inc.(a)	9,800	1,985,382

		4,959,340

TOTAL LONG-TERM INVESTMENTS (cost $1,052,118,294)		2,920,523,014

SHORT-TERM INVESTMENTS — 8.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.8%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $233,510,990; includes $153,353,274 of cash collateral for securities on loan)(b)(c)(Note 4)	233,510,990	233,510,990

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills, 0.214%, 03/03/16 (cost $5,997,829)(d)(e)	6,000	$5,998,944

TOTAL SHORT-TERM INVESTMENTS (cost $239,508,819)		239,509,934

TOTAL INVESTMENTS — 105.0% (cost $1,291,627,113)		3,160,032,948
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (5.0)%		(149,953,957)

NET ASSETS — 100.0%		$3,010,078,991

See the Glossary for abbreviations used in the annual report.

#	Principal amount shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,462,297; cash collateral of $153,353,274 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
36	S&P 500 E-mini	Mar. 2016	$3,667,149	$3,663,720	$(3,429)
165	S&P 500 Index	Mar. 2016	83,560,408	83,960,250	399,842

					$396,413

(1)	A U.S. Treasury Obligation with a market value of $5,998,944 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$79,761,046	$—	$—
Air Freight & Logistics	20,182,508	—	—
Airlines	19,013,426	—	—
Auto Components	11,278,785	—	—
Automobiles	18,224,929	—	—
Banks	176,844,277	—	—
Beverages	67,622,119	—	—
Biotechnology	108,741,919	—	—
Building Products	2,643,627	—	—
Capital Markets	61,919,240	—	—
Chemicals	61,443,863	—	—
Commercial Services & Supplies	12,262,444	—	—
Communications Equipment	41,127,508	—	—
Construction & Engineering	2,572,994	—	—
Construction Materials	3,463,462	—	—
Consumer Finance	24,427,305	—	—
Containers & Packaging	6,480,251	—	—
Distributors	2,149,397	—	—
Diversified Consumer Services	1,272,442	—	—
Diversified Financial Services	59,117,456	—	—
Diversified Telecommunication Services	70,870,856	—	—
Electric Utilities	50,351,637	—	—
Electrical Equipment	13,506,239	—	—
Electronic Equipment, Instruments & Components	11,015,247	—	—
Energy Equipment & Services	30,079,390	—	—
Food & Staples Retailing	69,222,211	—	—
Food Products	50,095,656	—	—
Gas Utilities	1,297,704	—	—
Health Care Equipment & Supplies	62,933,633	—	—
Health Care Providers & Services	80,462,731	—	—
Health Care Technology	3,020,534	—	—
Hotels, Restaurants & Leisure	54,360,115	—	—
Household Durables	12,599,843	—	—
Household Products	56,360,320	—	—
Independent Power & Renewable Electricity Producers	1,779,976	—	—
Industrial Conglomerates	75,165,622	—	—
Insurance	73,844,437	—	—
Internet & Catalog Retail	64,646,073	—	—
Internet Software & Services	124,933,274	—	—
IT Services	107,797,140	—	—
Leisure Products	2,750,211	—	—
Life Sciences Tools & Services	18,809,679	—	—
Machinery	34,487,775	—	—
Media	88,832,432	—	—
Metals & Mining	6,885,423	—	—
Multi-Utilities	33,732,357	—	—
Multiline Retail	18,303,412	—	—
Oil, Gas & Consumable Fuels	159,879,475	—	—
Paper & Forest Products	2,569,896	—	—
Personal Products	3,222,996	—	—
Pharmaceuticals	169,292,993	—	—
Professional Services	8,431,566	—	—
Real Estate Investment Trusts (REITs)	78,840,044	—	—
Real Estate Management & Development	1,587,222	—	—
Road & Rail	22,191,430	—	—
Semiconductors & Semiconductor Equipment	72,384,505	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A120

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Software	$128,146,806	$—	$—
Specialty Retail	77,036,658	—	—
Technology Hardware, Storage & Peripherals	119,734,281	—	—
Textiles, Apparel & Luxury Goods	26,559,988	—	—
Tobacco	46,992,889	—	—
Trading Companies & Distributors	4,959,340	—	—
Affiliated Money Market Mutual Fund	233,510,990	—	—
U.S. Treasury Obligation	—	5,998,944	—
Other Financial Instruments*
Futures Contracts	396,413	—	—

Total	$3,154,430,417	$5,998,944	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.1% of collateral for securities on loan)	7.8%
Banks	5.9
Pharmaceuticals	5.6
Oil, Gas & Consumable Fuels	5.3
Software	4.3
Internet Software & Services	4.1
Technology Hardware, Storage & Peripherals	4.0
Biotechnology	3.6
IT Services	3.6
Media	2.9
Health Care Providers & Services	2.7
Aerospace & Defense	2.6
Real Estate Investment Trusts (REITs)	2.6
Specialty Retail	2.6
Industrial Conglomerates	2.5
Insurance	2.4
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.4
Food & Staples Retailing	2.3
Beverages	2.2
Internet & Catalog Retail	2.1
Health Care Equipment & Supplies	2.1
Capital Markets	2.1
Chemicals	2.0
Diversified Financial Services	2.0
Household Products	1.9
Hotels, Restaurants & Leisure	1.8
Electric Utilities	1.7
Food Products	1.7
Tobacco	1.6
Communications Equipment	1.4
Machinery	1.1
Multi-Utilities	1.1

Energy Equipment & Services	1.0%
Textiles, Apparel & Luxury Goods	0.9
Consumer Finance	0.8
Road & Rail	0.7
Air Freight & Logistics	0.7
Airlines	0.6
Life Sciences Tools & Services	0.6
Multiline Retail	0.6
Automobiles	0.6
Electrical Equipment	0.4
Household Durables	0.4
Commercial Services & Supplies	0.4
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Professional Services	0.3
Metals & Mining	0.2
Containers & Packaging	0.2
U.S. Treasury Obligation	0.2
Trading Companies & Distributors	0.2
Construction Materials	0.1
Personal Products	0.1
Health Care Technology	0.1
Leisure Products	0.1
Building Products	0.1
Construction & Engineering	0.1
Paper & Forest Products	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate Management & Development	0.1

105.0
Liabilities in excess of other assets	(5.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A121

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$399,842	*	Due from/to broker — variation margin futures	$3,429	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,604,428

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(3,621,443)

For the year ended December 31, 2015, the Fund’s average value at trade date for futures long positions was $99,932,704.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $148,462,297:
Unaffiliated investments (cost $1,058,116,123)	$2,926,521,958
Affiliated investments (cost $233,510,990)	233,510,990
Dividends and interest receivable	3,986,197
Receivable for investments sold	2,981,682
Receivable for Series shares sold	86,472
Tax reclaim receivable	2,342
Prepaid expenses	26,427

Total Assets	3,167,116,068

LIABILITIES
Payable to broker for collateral for securities on loan	153,353,274
Payable for investments purchased	1,354,396
Due to broker—variation margin futures	826,560
Management fee payable	771,646
Payable for Series shares repurchased	377,379
Accrued expenses and other liabilities	222,423
Payable to custodian	130,419
Affiliated transfer agent fee payable	980

Total Liabilities	157,037,077

NET ASSETS	$3,010,078,991

Net assets were comprised of:
Paid-in capital	$980,681,403
Retained earnings	2,029,397,588

Net assets, December 31, 2015	$3,010,078,991

Net asset value and redemption price per share $3,010,078,991 / 61,947,729 outstanding shares of beneficial interest	$48.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $5,014)	$67,552,875
Affiliated income from securities lending, net	295,839
Affiliated dividend income	177,128
Interest income	8,862

Total income	68,034,704

EXPENSES
Management fee	11,547,120
Custodian and accounting fees	357,000
Shareholders’ reports	88,000
Trustees’ fees	40,000
Insurance expenses	39,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	18,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Loan interest expense	10,955
Miscellaneous	17,463

Total expenses	12,169,538
Less: Management fee waiver	(1,649,640)

Net expenses	10,519,898

NET INVESTMENT INCOME	57,514,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	148,279,831
Futures transactions	4,604,428

152,884,259

Net change in unrealized appreciation (depreciation) on:
Investments	(183,936,926)
Futures	(3,621,443)

(187,558,369)

NET LOSS ON INVESTMENT TRANSACTIONS	(34,674,110)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,840,696

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$57,514,806	$51,495,446
Net realized gain on investment transactions	152,884,259	41,942,935
Net change in unrealized appreciation (depreciation) on investments	(187,558,369)	295,725,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,840,696	389,163,886

DISTRIBUTIONS	(93,414,310)	(225,034,357)

SERIES SHARE TRANSACTIONS
Series shares sold [4,544,250 and 5,571,572 shares, respectively]	225,562,519	260,144,327
Series shares issued in reinvestment of distributions [1,896,737 and 4,895,244 shares, respectively]	93,414,310	225,034,357
Series shares repurchased [11,644,330 and 4,786,716 shares, respectively]	(550,998,022)	(227,184,200)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(232,021,193)	257,994,484

TOTAL INCREASE (DECREASE)	(302,594,807)	422,124,013
NET ASSETS:
Beginning of year	3,312,673,798	2,890,549,785

End of year	$3,010,078,991	$3,312,673,798

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GLOSSARY

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Exchange

ASX	Australian Securities Exchange
SPI	Swiss Performance Exchange
SWX	Swiss Exchange

Index

CDX	Credit Derivative Index

Other

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
AID	Agency for International Development
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Collateralized Mortgage-Backed Security
COLIBOR	Columbia Interbank Offered Rate
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
EUROIS	Euro Overnight Index Swap
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
OIS	Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A124

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OTC	Over-the-counter
PIK	Payment-in-Kind
PO	Principle Only
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
STIBOR	Stockholm Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principle of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development

SEE NOTES TO FINANCIAL STATEMENTS.

A125

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the seven Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

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Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments

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on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

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Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, the value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Options:    Certain Portfolios purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as a purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal

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counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options, and guarantees the options contracts against default.

Swap Agreements:    Certain Portfolios entered into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives.

Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators

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of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage its exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are arrangements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian, and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which,

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when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

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Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with PGIM, Inc. (“PGIM”), formerly, Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), Brown Advisory, LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, cost of compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses. On January 4, 2016, PIM was renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.74	*
Government Income Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30	**

*	PI had contractually agreed, through March 31, 2015, to waive a portion of its management fee equal to an annual rate of 0.01% of the average daily net assets of the Portfolio. Effective April 1, 2015, PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.011% of the average daily net assets of the Portfolio.
**	PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.

At December 31, 2015, the Subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PGIM, QMA
Diversified Bond Portfolio	PGIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PGIM, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PGIM
Stock Index Portfolio	QMA

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II

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shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PGIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$5
Equity Portfolio	316,784
Flexible Managed Portfolio	18
Global Portfolio	27,948

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM also serves as the Series Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated for the securities lending as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$62,177
Diversified Bond Portfolio	23,922
Equity Portfolio	379,778
Flexible Managed Portfolio	62,929
Global Portfolio	17,777
Government Income Portfolio	5,495
Stock Index Portfolio	82,134

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

B9

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios status as partnerships for tax purposes.

Portfolio	2014 Withholding Tax	2015 Withholding Tax	Total
Conservative Balanced Portfolio	$36,844	$30,380	$67,224
Flexible Managed Portfolio	34,829	38,974	73,803
Global Portfolio	33,791	80,187	113,978

Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,671,005,242	$3,733,135,785
Diversified Bond Portfolio	532,416,303	460,351,450
Equity Portfolio	1,429,452,663	1,675,578,930
Flexible Managed Portfolio	6,711,231,184	6,920,611,050
Global Portfolio	482,924,263	262,505,704
Government Income Portfolio	2,190,042,912	2,270,653,970
Stock Index Portfolio	270,274,913	515,727,960

Options written transactions, during the year ended December 31, 2015, were as follows:

Conservative Balanced Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	84,000	$38,632
Options written	2,388,100	1,932,478
Options closed	(611,300)	(1,157,950)
Options expired	(1,124,500)	(635,082)

Balance at end of year	736,300	$178,078

Diversified Bond Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	649,000	$455,618
Options written	2,599,860	3,156,660
Options closed	(1,421,790)	(1,511,752)
Options expired	(1,464,950)	(1,281,798)

Balance at end of year	362,120	$818,728

Flexible Managed Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	108,800	$50,037
Options written	3,195,600	2,560,107
Options closed	(795,900)	(1,519,065)
Options expired	(1,513,600)	(848,656)

Balance at end of year	994,900	$242,423

Government Income Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	76,400	$35,136
Options written	1,717,560	1,389,621
Options closed	(434,400)	(838,213)
Options expired	(851,900)	(459,204)

Balance at end of year	507,660	$127,340

B10

Note 6.	Tax Information

All Portfolios are treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Portfolio’s financial statements for the current period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2015, the Equity Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity Portfolio were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2015:
Series shares sold	293,271	$11,456,660
Series shares repurchased	(7,053,688)	(276,805,403)

Net increase (decrease) in shares outstanding	(6,760,417)	$(265,348,743)

Year ended December 31, 2014:
Series shares sold	334,797	$12,282,548
Series shares repurchased	(7,032,156)	(259,927,615)

Net increase (decrease) in shares outstanding	(6,697,359)	$(247,645,067)

Class II
Year ended December 31, 2015:
Series shares sold	3,613	$143,295
Series shares repurchased	(11,130)	(429,755)

Net increase (decrease) in shares outstanding	(7,517)	$(286,460)

Year ended December 31, 2014:
Series shares sold	14,613	$533,921
Series shares repurchased	(21,926)	(816,476)

Net increase (decrease) in shares outstanding	(7,313)	$(282,555)

B11

Note 8.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
Diversified Bond Portfolio	$223,600	5	1.43%	$391,000	—
Global Portfolio	351,800	5	1.43%	517,000	—
Government Income Portfolio	19,252,500	4	1.49%	60,957,000	—
Stock Index Portfolio	54,451,600	5	1.45%	55,829,000	—

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B12

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.45	$20.63	$17.77	$16.32	$15.96

Income (Loss) From Investment Operations:
Net investment income	.39	.36	.35	.38	.36
Net realized and unrealized gain (loss) on investments	(.30)	1.46	2.51	1.43	.37

Total from investment operations	.09	1.82	2.86	1.81	.73

Less Distributions	—	—	—	(.36)	(.37)

Net Asset Value, end of year	$22.54	$22.45	$20.63	$17.77	$16.32

Total Return(b)	.40%	8.82%	16.09%	11.23%	4.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,554.3	$2,574.4	$2,504.4	$2,287.0	$2,191.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.58%	.58%	.58%	.59%
Expenses before waivers and/or expense reimbursement	.58%	.58%	.58%	.58%	.59%
Net investment income	1.70%	1.66%	1.84%	2.11%	2.12%
Portfolio turnover rate(d)	208%	134%	196%	188%	215%

	Diversified Bond Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012(a)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.01	$11.88	$11.74	$11.67

Income (Loss) From Investment Operations:
Net investment income	.41	.43	.48	.54	.56
Net realized and unrealized gain (loss) on investments	(.43)	.34	(.56)	.66	.30

Total from investment operations	(.02)	.77	(.08)	1.20	.86

Less Distributions	—	(.12)	(.79)	(1.06)	(.79)

Net Asset Value, end of year	$11.64	$11.66	$11.01	$11.88	$11.74

Total Return(b)	(.17)%	7.09%	(.71)%	10.68%	7.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,084.9	$1,067.9	$1,197.5	$1,305.9	$1,556.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.44%	.44%	.44%	.42%
Expenses before waivers and/or expense reimbursement	.46%	.44%	.44%	.44%	.42%
Net investment income	3.48%	3.73%	4.10%	4.57%	4.76%
Portfolio turnover rate	81%	50%	111%	144%	167%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$38.56	$35.81	$26.81	$23.73	$24.75

Income (Loss) From Investment Operations:
Net investment income	.34	.19	.27	.27	.13
Net realized and unrealized gain (loss) on investments	.57	2.56	8.73	2.96	(.98)

Total from investment operations	.91	2.75	9.00	3.23	(.85)

Less Distributions:	—	—	—	(.15)	(.17)

Net Asset Value, end of year	$39.47	$38.56	$35.81	$26.81	$23.73

Total Return(a)	2.36%	7.68%	33.57%	13.69%	(3.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,846.2	$4,017.6	$3,970.9	$3,167.0	$2,997.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.47%	.47%	.47%	.47%	.48%
Expenses before waivers and/or expense reimbursement	.47%	.47%	.47%	.47%	.48%
Net investment income	.86%	.52%	.86%	1.04%	.58%
Portfolio turnover rate	37%	51%	45%	48%	49%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$38.66	$36.05	$27.10	$23.99	$25.00

Income (Loss) From Investment Operations:
Net investment income	.18	.04	.13	.17	.06
Net realized and unrealized gain (loss) on investments	.58	2.57	8.82	3.00	(1.03)

Total from investment operations	.76	2.61	8.95	3.17	(.97)

Less Distributions:	—	—	—	(.06)	(.04)

Net Asset Value, end of year	$39.42	$38.66	$36.05	$27.10	$23.99

Total Return(a)	1.97%	7.24%	33.03%	13.23%	(3.87)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.0	$2.2	$2.3	$1.8	$2.0
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.87%	.87%	.87%	.87%	.88%
Expenses before waivers and/or expense reimbursement	.87%	.87%	.87%	.87%	.88%
Net investment income	.46%	.11%	.47%	.63%	.19%
Portfolio turnover rate	37%	51%	45%	48%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.71	$21.35	$17.77	$15.99	$15.63

Income (Loss) From Investment Operations:
Net investment income	.42	.37	.36	.37	.33
Net realized and unrealized gain (loss) on investments	(.18)	1.99	3.22	1.74	.34

Total from investment operations	.24	2.36	3.58	2.11	.67

Less Distributions	—	—	—	(.33)	(.31)

Net Asset Value, end of year	$23.95	$23.71	$21.35	$17.77	$15.99

Total Return(b)	1.01%	11.05%	20.15%	13.37%	4.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,768.8	$3,943.8	$3,730.6	$3,265.8	$3,036.8
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.63%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.63%
Net investment income	1.74%	1.66%	1.86%	2.05%	2.01%
Portfolio turnover rate(d)	213%	161%	210%	214%	246%

	Global Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.72	$24.91	$19.57	$16.94	$18.49

Income (Loss) From Investment Operations:
Net investment income	.34	.37	.31	.36	.29
Net realized and unrealized gain (loss) on investments	.27	.44	5.03	2.57	(1.56)

Total from investment operations	.61	.81	5.34	2.93	(1.27)

Less Distributions	—	—	—	(.30)	(.28)

Net Asset Value, end of year	$26.33	$25.72	$24.91	$19.57	$16.94

Total Return(b)	2.37%	3.25%	27.29%	17.52%	(6.97)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$965.3	$719.2	$744.5	$611.2	$564.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.81%	.81%	.84%	.84%	.84%
Expenses before waivers and/or expense reimbursements	.82%	.82%	.84%	.84%	.84%
Net investment income	1.28%	1.45%	1.29%	1.82%	1.54%
Portfolio turnover rate	33%	37%	70%	57%	69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2015(d)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92	$11.30	$12.15	$12.37	$12.03

Income (Loss) From Investment Operations:
Net investment income	.18	.21	.21	.25	.30
Net realized and unrealized gain (loss) on investments	(.10)	.45	(.49)	.19	.60

Total from investment operations	.08	.66	(.28)	.44	.90

Less Distributions	—	(.04)	(.57)	(.66)	(.56)

Net Asset Value, end of year	$12.00	$11.92	$11.30	$12.15	$12.37

Total Return(a)	.67%	5.86%	(2.34)%	3.63%	7.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$231.8	$339.2	$341.1	$382.9	$416.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.48%	.47%	.49%	.48%	.46%
Expenses before waivers and/or expense reimbursement	.48%	.47%	.49%	.48%	.46%
Net investment income	1.48%	1.73%	1.78%	1.96%	2.48%
Portfolio turnover rate(c)	746%	830%	1135%	1154%	1554%

	Stock Index Portfolio
	Year Ended December 31,
	2015(d)	2014(d)	2013(d)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$49.33	$47.02	$35.65	$31.47	$31.37

Income (Loss) From Investment Operations:
Net investment income	.86	.79	.73	.68	.54
Net realized and unrealized gain (loss) on investments	(.26)	5.20	10.64	4.19	.07

Total from investment operations	.60	5.99	11.37	4.87	.61

Less Distributions	(1.34)	(3.68)	—	(.69)	(.51)

Net Asset Value, end of year	$48.59	$49.33	$47.02	$35.65	$31.47

Total Return(a)	1.18%	13.31%	31.89%	15.68%	1.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,010.1	$3,312.7	$2,890.5	$2,340.3	$2,162.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.32%	.32%	.32%	.32%	.33%
Expenses before waivers and/or expense reimbursement	.37%	.37%	.37%	.37%	.38%
Net investment income	1.74%	1.67%	1.77%	1.97%	1.74%
Portfolio turnover rate	9%	5%	3%	2%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. Please be sure to have your contract number available when you call.

(800) 458-6333

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program. Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

This report includes the financial statements of VCA-10, VCA-11, and the portfolios of The Prudential Series Fund (the “Funds”) available through VCA-24.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of each Account’s proxy voting policies and procedures is available without charge, upon request. MEDLEY participants should call 800-458-6333 to obtain a description of the Account’s proxy voting policies and procedures. Information regarding how the Account’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov and on the Account’s website.

The Account’s Statement of Additional Information contains additional information about the Accounts’ Committee Members and is available without charge upon request by calling 800-458-6333.

Each Account files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-732-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling 800-458-6333.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Prudential

©2016 Prudential Financial, Inc. and its related entities. Prudential Retirement, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239747-00004-00    MD.RS.011

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,570 and $19,570, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(c) Tax Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(d) All Other Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        The Prudential Variable Contract Account-10

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 29, 2016

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 29, 2016